          Golden Select Logo

                                 Annual Report

                               ------------------

                                 THE GCG TRUST

                               ------------------

                               DECEMBER 31, 1996

   GoldenSelect products are issued by Golden American Life Insurance Company and distributed by Directed Services, Inc.

--------------------------------------------------------------------------------
   Table of Contents

                                 THE GCG TRUST

                                                                                                           PAGE
                                                                                                           ----
Chairman's Letter........................................................................................    1
Portfolio Manager Reports................................................................................    2
Report of Independent Auditors...........................................................................   17
Statements of Assets and Liabilities.....................................................................   18
Statements of Operations.................................................................................   20
Statements of Changes in Net Assets......................................................................   22
Financial Highlights:
  Small Cap Series.......................................................................................   26
  All-Growth Series......................................................................................   27
  Capital Appreciation Series............................................................................   28
  Value Equity Series....................................................................................   29
  Rising Dividends Series................................................................................   30
  Strategic Equity Series................................................................................   31
  Managed Global Series..................................................................................   32
  Emerging Markets Series................................................................................   33
  Natural Resources Series...............................................................................   34
  Real Estate Series.....................................................................................   35
  Market Manager Series..................................................................................   36
  Multiple Allocation Series.............................................................................   37
  Fully Managed Series...................................................................................   38
  Limited Maturity Bond Series...........................................................................   39
  Liquid Asset Series....................................................................................   40
Portfolios of Investments:
  Small Cap Series.......................................................................................   41
  All-Growth Series......................................................................................   43
  Capital Appreciation Series............................................................................   44
  Value Equity Series....................................................................................   45
  Rising Dividends Series................................................................................   46
  Strategic Equity Series................................................................................   47
  Managed Global Series..................................................................................   51
  Emerging Markets Series................................................................................   54
  Natural Resources Series...............................................................................   57
  Real Estate Series.....................................................................................   59
  Market Manager Series..................................................................................   60
  Multiple Allocation Series.............................................................................   61
  Fully Managed Series...................................................................................   64
  Limited Maturity Bond Series...........................................................................   67
  Liquid Asset Series....................................................................................   69
Notes to Financial Statements............................................................................   70

DIRECTED SERVICES, INC.
1001 JEFFERSON STREET, SUITE 400, WILMINGTON, DE 19801         TEL: 302-576-3400
                                                               FAX: 302-576-3450

                                                               February 18, 1997

Dear Shareholder of The GCG Trust:

We are pleased to present the 1996 Annual Report (the "Report") of The GCG Trust. We hope that you will find this Report to be a valuable source of information about your investments. 1996 was another strong year for the Trust with assets under management increasing 13.9% from $1.08 billion to $1.23 billion.

At the beginning of 1997, the following enhancements were made to The GCG Trust:

     - The name of the Natural Resources Series has been changed to the Hard Assets Series. In addition, the investment policies of this Series have been changed to permit investments in real estate investment trusts.

     - Pilgrim, Baxter & Associates, Ltd. was hired to manage the All-Growth Series. They assumed management responsibility for this portfolio on February 3, 1997.

     - Putnam Investment Management, Inc. was hired to manage the Emerging Markets Series and the Managed Global Series. They will assume management responsibility for these portfolios on March 3, 1997.

     - Equitable Investment Services, Inc. was hired to manage the Market Manager Series. They will assume management responsibility for this portfolio on March 3, 1997.

The Report contains comments from the Portfolio Managers of the Trust's Series. The comments of the Portfolio Managers reflect their views as of the date written and are subject to change at any time. For more complete information about these portfolios, The GCG Trust or any GoldenSelect products, including charges and expenses, please consult your prospectus. Read it carefully before investing or sending money.

Thank you for your continued support of GoldenSelect and The GCG Trust.

Sincerely,
LOGO
Terry L. Kendall
Chairman
The GCG Trust

                                 THE GCG TRUST
                                SMALL CAP SERIES

The objective of the Small Cap Series is to           ----------------------------------
achieve long- term capital appreciation by            AGGREGATE TOTAL RETURN
investing primarily in small capitalization           FOR PERIOD ENDED DECEMBER 31, 1996
companies.                                            1/3/1996 (INCEPTION)     20.10%
                                                      ----------------------------------
During 1996, the total return of the Small Cap        [GRAPH]
Series was 20.10%. Over the same period, the
Russell 2000 Growth Index generated a total
return of 11.26%. The Russell 2000 Growth Index       Small Cap Series    Russell 2000 Growth Index
is designed to track the performance of small
capitalization companies.                                   10000                 10000
                                                            11170                 10574
1996 was an interesting and turbulent time for              11880                 11192
the financial markets. At the beginning of the              12120                 11096
year, the economy appeared exceedingly weak. From           12010                 11126
mid-March to late October, the popular view was
that the economy was too strong. By the end of         TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
the year, the economy was, once again, showing         DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
signs of weakness.                                     FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
                                                       CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
The economic uncertainty which existed throughout      SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
most of the year resulted in defensive                 PERFORMANCE.
positioning by investors. As a result, there was
a flight to larger, less volatile stocks. The S&P
500 Index enjoyed a very strong year, primarily       INDUSTRY BREAKDOWN
driven by a handful of blue-chip stocks that are
noted for stable and predictable earnings growth.     Computer Software                  14.2%
                                                      Medical Supplies                    6.9%
Given these conditions, the majority of small cap     Retail                              6.0%
indices underperformed broad market indices. For      Computer and Office Equipment       5.7%
example, the S&P 500 Index, which is comprised        Computer Technologies               5.3%
mainly of large-cap stocks, generated a total         Communications                      5.1%
return of 22.95% more than twice the return of        Computer Services                   4.8%
the Russell 2000 Growth Index.                        Bio Technology                      4.5%
                                                      Other                              47.5%
Although the past year was difficult for small
cap growth stocks, the portfolio performed
extremely well relative to its benchmark.

                    FRED ALGER MANAGEMENT, INC.


TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996
    1. Hologic Inc.                        2.2%
    2. Altera Corporation                  2.1%
    3. Medic Computer Systems Inc.         2.1%
    4. Conmed Corporation                  2.0%
    5. Lone Star Steakhouse & Saloon       1.7%



                                 THE GCG TRUST
                               ALL-GROWTH SERIES

The objective of the All-Growth Series is capital     ----------------------------------
appreciation sought by investing primarily in         AVERAGE ANNUAL TOTAL RETURN
securities selected for their long-term growth        FOR PERIOD ENDED DECEMBER 31, 1996
prospects on the basis of fundamental research.                      1 YEAR     (0.57)%
                                                                     5 YEAR      2.42%
The All-Growth Series had a total return of           1/24/1989 (INCEPTION)      5.49%
(0.57)% during 1996. In contrast, the S&P 500         ----------------------------------
Index generated a total return of 22.95%.             [GRAPH]
The portfolio manager began the year very much
committed to gold. This bullishness was based on
what the manager projected would be a long-term       All Growth Series    S & P 500
imbalance between supply and demand, coupled with           10000            10000
finite production capacity.                                 10084            10496
Gold and other precious metals had a significant            10623            10859
negative impact on the performance of the Series.           11338            12022
In January, the spot price of gold rose to $415             10720            12270
per ounce, its highest level in several years.               9930            11901
However, gold and other precious metals                     10802            12650
experienced a sizable correction during the                  9442            10911
second quarter, and prices continued to decline              9933            11889
throughout the year.                                        11366            13616
In August, the portfolio manager started to scale           10686            13585
back the portfolio's exposure to this sector.               11985            14311
Virtually all of the portfolio's precious metal             13557            15511
holdings were sold by the end of October.                   12865            15120
In addition to precious metal stocks, the                   12329            15407
portfolio manager reduced the portfolio's                   12362            15893
exposure to industrial cyclicals during the year.           13205            16693
After a strong first quarter, these stocks                  12902            17422
stagnated. Holdings of steel companies were                 13007            17507
sharply reduced. Smaller reductions were made in            14062            17959
the oil services and paper/forest products                  14071            18376
industries.                                                 13505            17679
Throughout the year, the portfolio manager                  12540            17753
increased the weight of the banking and financial           13201            18621
services sector. Much of the proceeds from the              12554            18618
sale of the portfolio's precious metal stocks was           13497            20431
allocated to this sector. During the fourth                 14047            22381
quarter, investments in the healthcare,                     15211            24160
technology and aerospace sectors were also                  15369            25615
increased.                                                  16261            26989
                                                            15558            28201
                 WARBURG, PINCUS COUNSELLORS, INC.          14666            29073
                                                            15281            31496

                                                             TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
                                                             DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
                                                             FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
                                                             CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
                                                             SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
                                                             PERFORMANCE.
                                                             *On July 1, 1994 Warburg, Pincus Counsellors, Inc. became
                                                              Portfolio Manager of the Series. Prior to that date the


TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996                  INDUSTRY BREAKDOWN
    1. Honeywell, Inc.                     5.0%            Industrial Manufacturing and Processing      5.7%
    2. Aetna Life & Casualty               3.9%            Telecommunications                           6.8%
    3. BankAmerica Corporation             3.7%            Health Care Services                         8.2%
    4. Chase Manhattan Corporation         3.4%            Computer Industry                           10.0%
    5. Student Loan Marketing Association                  Aerospace/Defense                           11.2%
         (Voting)                          3.1%            Financial Services                          18.3%
                                                           Banks                                       19.5%
                                                           Other                                       20.3%



                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES

The objective of the Capital Appreciation Series      ----------------------------------
is long-term growth sought by investing primarily     AVERAGE ANNUAL TOTAL RETURN
in common and preferred stocks based on the           FOR PERIOD ENDED DECEMBER 31, 1996
categories of growth and value components.                          1 YEAR     20.26%
The Capital Appreciation Series had a total           5/4/1992 (INCEPTION)     14.12%
return of 20.26% during 1996. The S&P 500 Index       ----------------------------------
had a total return of 22.95% over the same period     [GRAPH]
of time.                                              Capital Appreciation         S&P 500
Equity markets forged ahead in 1996. This is the             Series
second year in a row that the market beat even
the most optimistic expectations. Low inflation              10000                  10000
and high employment created the foundation for                9911                   9900
this strong advance. These economic conditions               10256                  10212
increase confidence in the future, which                     11087                  10726
translates into higher stock multiples.                      11661                  11194
Large capitalization blue chip issues led the                11419                  11249
market, particularly later in the year. Smaller              11903                  11539
stocks, as measured by the Russell 2000 Index,               12008                  11807
advanced "only" 16.55%.                                      11569                  11359
Across the board, market volatility increased,               11610                  11407
notwithstanding large and steady inflows to                  11998                  11965
equity mutual funds. Because of this volatility,             11817                  11963
the portfolio manager made a strategic decision              12661                  13128
earlier in the year to essentially balance the               13807                  14381
portfolio, with an equal representation of stocks            15026                  15524
from the growth and value sectors. Given the                 15381                  16458
close performance of growth and value stocks                 16326                  17342
during the year, this decision had minimal impact            16861                  18120
on the Series.                                               17609                  18681
The technology, health care and financial                    18497                  20237
services sectors are key areas of focus in the
Series. Technology stocks include dominant            TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
players, such as Intel Corporation, Compaq            DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
Computer Corporation and 3Com Corporation. Health     FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
care investments include high-quality                 CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
pharmaceuticals, such as Merck & Company, Inc.        SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
and Johnson & Johnson, as well as specialized         PERFORMANCE.
medical device companies like Boston Scientific
Corporation and Medtronic Inc. In the financial
services sector, the Series has many bank stocks,
like NationsBank Corporation, Chase Manhattan
Corporation, and BankAmerica Corporation.
The portfolio is underweighted in the energy and
telephone/utilities sectors.

            CHANCELLOR LGT ASSET MANAGEMENT, INC.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996             INDUSTRY BREAKDOWN
    1. Merck & Company, Inc.               2.7%       Pharmaceuticals                   12.3%
    2. Philip Morris Companies, Inc.       2.5%       Information Processing             8.9%
    3. Johnson & Johnson                   2.4%       Banks                              8.7%
    4. WMX Technologies, Inc.              2.4%       Commodities                        8.3%
    5. Allstate Corporation                2.3%       Insurance                          4.9%
                                                      Aerospace/Defense                  6.2%
                                                      Retail                             5.7%
                                                      Other                             45.0%

                                 THE GCG TRUST
                              VALUE EQUITY SERIES

The objective of the Value Equity Series is           ----------------------------------
capital appreciation and, secondarily, dividend       AVERAGE ANNUAL TOTAL RETURN
income.                                               FOR PERIOD ENDED DECEMBER 31, 1996
The Value Equity Series generated a total return                    1 YEAR     10.62%
of 10.62% during 1996. The S&P 500 Index had a        1/3/1995 (INCEPTION)     22.40%
total return of 22.95% over the same period.          ----------------------------------
The Series was affected by an overweighting of        [GRAPH]
technology stocks during the second quarter.          Value Equity Series     S&P 500
Although technology stocks were one of the best
performing sectors in 1996, the rigid disk drive             10000             10000
manufacturing industry disappointed investors in             10630             10974
the second quarter. The Series held a significant            11690             12021
position in this area, including Read-Rite                   12570             12977
Corporation and Diamond Multimedia Systems.                  13521             13758
The Series also held a significant position in               13952             14496
oil stocks, which had a positive effect on                   13686             15147
performance. Colder weather, above-average                   13863             15615
demand, and tensions in the Middle East led to               14958             16916
sharper-than-expected increases in the price of
oil. The portfolio manager increased exposure to
oil stocks in the second and third quarters of
the year. This positioning paid off, as the oil       TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
sector appreciated 11.4% in the fourth quarter of     DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
1996.                                                 FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
The tobacco industry also had a positive impact       CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
on performance during 1996. Uncertainty about         SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
litigation had the tobacco industry down until        PERFORMANCE.
after the November 5th election. The portfolio
manager increased holdings in this industry
during the third quarter of the year. During the
fourth quarter of 1996, the tobacco industry as a
whole was up 25.5%.
Earlier in the year, stock values dropped for
many companies in the telecommunications sector.
Due to low price/earnings ratios, the portfolio
manager increased the weight of this sector
during the fourth quarter.
The portfolio manager also increased holdings in
the utilities sector during the fourth quarter.
Many electric utilities suffered from
deregulation during 1996, and the portfolio
manager purchased several stocks that he believes
are undervalued.

                     EAGLE ASSET MANAGEMENT, INC.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996             INDUSTRY BREAKDOWN
    1. S&P 500 Depositary Receipt          5.0%       Petroleum                         12.7%
    2. Westinghouse Electric Corporation   4.1%       Telecommunications                12.7%
    3. Philip Morris Companies, Inc.       3.9%       Tobacco                            8.5%
    4. Telebras, ADR                       3.9%       Utilities                          6.1%
    5. Philips Electronics N.V.            3.4%       Communication and Information      5.4%
                                                      Investment Companies               5.0%
                                                      Multi-Industry Companies           4.2%
                                                      Other                             45.4%





                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES

The objective of the Rising Dividends Series is       ----------------------------------
capital appreciation sought by investment             AVERAGE ANNUAL TOTAL RETURN
primarily in equity securities of high-quality        FOR PERIOD ENDED DECEMBER 31, 1996
companies that meet criteria established by the                      1 YEAR     20.65%
portfolio manager.                                    10/4/1993 (INCEPTION)     16.47%
The total return of the Series for the year ended     ----------------------------------
December 31, 1996 was 20.65%. In comparison, the      [GRAPH]
total return of the S&P 500 Index was 22.95%          Rising Dividends    S&P 500
during 1996.                                              Series
The Series is invested in high-quality growth
companies. The underlying companies in the Series         10000            10000
have consistently generated strong growth of              10314            10232
earnings and dividends.                                    9974             9844
In the three years prior to 1996, the stocks of           10074             9885
lower-quality companies in the S&P 500 Index              10494            10369
provided superior returns to the highest-quality          10375            10367
companies in the index. This reflected a cyclical         11126            11376
recovery in earnings from the last recession and          11664            12462
a decline in interest rates, which most benefited         12517            13453
companies with weaker balance sheets. Beginning           13598            14263
in the fourth quarter of 1995 and continuing into         14446            15028
1996, higher-quality equities outperformed                14958            15702
lower-quality ones. This reflected a rotation             15503            16188
into quality out of concern that profits at               16406            17537
cyclical businesses were nearing a peak.
From a sector standpoint, the greatest                TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
contributions to total return were derived from       DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
the technology and financial services sectors.        FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
Within the technology sector, service companies       CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
provided strong returns. In addition,                 SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
telecommunications equipment suppliers added          PERFORMANCE.
value due to strong growth in wireless
technologies.
In the financial services sector, banking stocks
and service companies provided the majority of
the return, while insurers contributed relatively
little.
Although the technology and financial services
sectors were the highest weighted sectors during
1996, it is the policy of the portfolio manager
to structure a diversified portfolio, with
significant representation in each economic
sector. These representations are created by
selecting from the highest-quality companies
available on an industry by industry basis.

      KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996             INDUSTRY BREAKDOWN
    1. SBC Communications, Inc.            3.7%       Drug and Hospital Supplies                8.8%
    2. Disney (Walt) Company               3.3%       Electrical Equipment                      7.5%
    3. Bell Atlantic Corporation           3.3%       Data Services                             7.2%
    4. Abbott Laboratories                 3.3%       Telecommunications                        7.0%
    5. General Electric Company            3.0%       Chemicals and Allied Products             6.5%
                                                      Food                                      6.3%
                                                      Financial Services                        6.0%
                                                      Insurance                                 5.8%
                                                      Other                                    44.9%


                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

The objective of the Strategic Equity Series is       ----------------------------------
long-term capital appreciation sought by              AVERAGE ANNUAL TOTAL RETURN
investment primarily in equity securities based       FOR PERIOD ENDED DECEMBER 31, 1996
on various equity market timing techniques.                          1 YEAR     19.39%
During 1996, the Strategic Equity Series              10/2/1995 (INCEPTION)     15.61%
generated a total return of 19.39%. Over the same     ----------------------------------
period, the S&P 500 Index had a total return of       [GRAPH]
22.95%, and the S&P Midcap 400 Index had a total        S&P 500      S&P 500/            S & P        Strategic
return of 19.23%. The weighted average total                       S&P Midcap 400      Midcap 400   Equity Series
return of these indices was 21.09%.                              (Blended Index 50/50)

The portfolio manager seeks to achieve                   10000         10000              10000          10000
better-than- benchmark returns with below-average        10602         10372              10142          10033
risk. The strategy for accomplishing this                11171         10968              10767          10595
objective includes two steps. The portfolio              11672         11374              11077          11146
manager seeks to participate in rising markets,          12033         11715              11399          11299
registering attractive absolute returns. Capital         13036         12562              12090          11979
preservation is the primary goal during periods
of declining markets, resulting in strong
relative performance. The result should be to         TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
provide investors with above-average equity           DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
returns without the associated high volatility.       FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
Although the portfolio's return lagged slightly       CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
behind its benchmark, the results were very           SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
strong. The portfolio is not expected to equal        PERFORMANCE.
its benchmark in a year of exceptionally high
stock market returns. Capturing 92% of the
benchmark return in such a year is exceptional,
especially given the portfolio's risk profile.
The portfolio's average market exposure during
the year was only 65%.
Stock selection added value during the year, as
the portfolio realized a disproportionate amount
of the market's gain, given its market exposure.
The portfolio's equity-only return was 27%,
significantly outpacing both the S&P 500 Index
and the S&P Midcap 400 Index.

                            ZWEIG ADVISORS INC.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996             INDUSTRY BREAKDOWN
    1. CKE Restaurants, Inc.               0.9%       Electric Utilities                        13.6%
    2. SunAmerica Inc.                     0.9%       Non-Energy Minerals                        7.3%
    3. Gibson Greetings, Inc.              0.9%       Finance                                    7.2%
    4. Global Marine, Inc.                 0.8%       Industrial                                 5.0%
    5. Intermet Corporation                0.7%       Building Materials and Products            4.7%
                                                      Automotive                                 4.2%
                                                      Other                                     58.0%


                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

The objective of the Managed Global Series is         ----------------------------------
high total investment return consistent with          AVERAGE ANNUAL TOTAL RETURN
prudent regard for capital preservation.              FOR PERIOD ENDED DECEMBER 31, 1996
The Managed Global Series had a total return of                       1 YEAR     12.27%
12.27% during 1996. The Morgan Stanley Capital        10/21/1992 (INCEPTION)      2.70%
International Europe, Australia and the Far East      ----------------------------------
("EAFE") Index had a total return of 6.05% over       [GRAPH]
the same period.                                         Managed       Morgan Stanley
European markets did well this year, benefiting       Global Series      EAFE Index
from falling interest rates and optimism
regarding the prospects for monetary union. One           10000            10000
market that has performed particularly well for           10010            10146
the portfolio is Germany. A growing number of             10220            11362
German companies have committed to the idea of             9900            12505
building shareholder value, reflected in                  10350            13334
increased attention to per- share profit growth           10620            13450
and greater transparency in accounting methods.            9870            13920
The portfolio manager increased holdings in                9610            14631
Germany during the fourth quarter of 1996.                 9980            14645
During the fourth quarter of the year, Spanish             9270            14496
stocks also contributed positively to the                  8790            14766
performance of the Series. These investments               8990            14873
continue to benefit from the decline in Spanish            9720            15493
bond yields.                                               9960            16120
Asian markets performed well, although several            10360            16586
markets (Japan, South Korea and Thailand)                 10970            16849
suffered declines. The weak performance of the            10760            16827
Japanese market is largely due to worries over a          11182            17095
slowdown in economic growth. In South Korea, the
sentiment among investors remains poor due to         TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
concerns over slower economic growth and widening     DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
current account and trade deficits. Markets in        FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
Australia, New Zealand and Taiwan generated the       CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
highest returns in Asia during 1996.                  SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
Overall, Latin American markets had mixed             PERFORMANCE.
performance. The portfolio's largest exposure in      * On July 1, 1994 Warburg, Pincus Counsellors, Inc. became
this region is Argentina, a market that performed       the Portfolio Manager of the Series. Prior to that date
very strongly during the year. Investors                the Series had been advised by another Portfolio
responded positively to the latest economic             Manager.
figures, which showed that Argentina's recovery
is well under way.
The portfolio manager increased holdings in
Brazil during the fourth quarter. Inflation has
been declining in Brazil, and ongoing
privatization efforts have been received
enthusiastically by investors.

                WARBURG, PINCUS COUNSELLORS, INC.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996             ASSET DISTRIBUTION BY COUNTRY
    1. Canon Inc. (Japan)                  3.8%       Japan                                     27.6%
    2. Banco de Santander S.A., ADR (Spain)3.1%       Great Britain                              7.3%
    3. TDK Corporation (Japan)             2.5%       France                                     6.0%
    4. Citic Pacific Ltd. (Hong Kong)      2.4%       Hong Kong                                  5.4%
    5. Nippon Telegraph & Telephone                   New Zealand                                5.2%
       Corporation (Japan)                 2.3%       Spain                                      4.7%
                                                      Australia                                  4.5%
                                                      Other                                     39.3%


                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

The objective of the Emerging Market Series is        ----------------------------------
long-term growth of capital sought by investment      AVERAGE ANNUAL TOTAL RETURN
primarily in equity securities of companies that      FOR PERIOD ENDED DECEMBER 31, 1996
are considered to be in emerging market                              1 YEAR     7.28%
countries.                                            10/4/1993 (INCEPTION)     0.54%
For 1996, the Emerging Markets Series had a total     ----------------------------------
return of 7.28%, as compared to a return of 7.89%     [GRAPH]
for the IFC Global Composite Index.                   Emerging Market      IFC-Composite
The main factor behind the underperformance of            Series          Investable Index
the Series was the disappointing performance of
the Asian sector of the portfolio. The Asian               10000                10000
portfolio returned (3.5)% for the year, as                 12440                13499
compared to an IFC Asia benchmark return of                11050                11904
10.5%. This underperformance can be attributed to          10450                11525
both asset allocation and stock selection                  12820                14286
decisions. At the asset allocation level, the              10552                11879
Series was hurt by underweight positions in                 8867                10132
Malaysia, which was up 25% for the year, and                9809                11018
overweight positions in South Korea and Thailand,           9842                10980
which declined 32% and 36%, respectively. At the            9486                10879
stock selection level, the Series was hurt by               9884                11700
selections in Hong Kong, Indonesia, Philippines            10470                12198
and Thailand.                                              10355                11931
Weak performance in Asia offset strong                     10177                11899
performance in Latin America during the year. In
Latin America, the Series returned 32% as
compared to an IFC Latin American benchmark           TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
return of 17.2%. At the asset allocation level,       DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
this performance can be attributed to overweight      FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
positions in Mexico, Brazil and Venezuela. At the     CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
stock selection level, investments in the             SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
Brazilian public sector (telecommunications,          PERFORMANCE.
electricity and oil) made strong contributions to
performance.
In other emerging markets, the Series benefited
from an overweight position in some of Eastern
Europe's best performing markets (Hungary up
100%, Poland up 73% and Russia up 143%).
South Africa was one of the year's worst
performing emerging markets with a return of
(18)%. The Series had a neutral position in South
Africa during first quarter, and an underweight
position for the remainder of the year.

                            BANKERS TRUST COMPANY

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996             ASSET DISTRIBUTION BY REGION
  1. Barlow Ltd.,                                     Latin American Countries                  34.1%
      7.000% due 09/20/2004 (South Africa)  4.7%      South Africa                               8.8%
  2. Commerce Asset Holdings BHD (Malaysia) 3.1%      Middle East                                7.9%
  3. Centrais Eletrobras (Brazil)           2.6%      Eastern Europe                             7.3%
  4. Bidvest Group, Ltd. (South Africa)     2.5%      Cash Equivalents                           5.5%
  5. First Sign International Holdings Ltd.           Pacific Rim Countries                     36.4%
      (Hong Kong)                           2.3%

                                 THE GCG TRUST
                           NATURAL RESOURCES SERIES*

The objective of the Natural Resources Series is      ----------------------------------
long-term capital appreciation sought by              AVERAGE ANNUAL TOTAL RETURN
investment primarily in equity and debt               FOR PERIOD ENDED DECEMBER 31, 1996
securities of companies engaged in the                               1 YEAR     33.17%
exploration, development, production and                             5 YEAR     15.37%
distribution of natural resources.                    1/24/1989 (INCEPTION)     10.40%
The Natural Resources Series had a total return       ----------------------------------
of 33.17% in 1996. In comparison, the S&P 500         [GRAPH]
Index generated a total return of 22.95% over the    Natural Resources       S&P 500
same time period.                                         Series
The largest allocation throughout the year, and
the best performing sector, was energy. Energy             10000              10000
returns were driven by two factors: stronger                9810               9978
commodity prices, and the successful application            9940              10859
of technology to exploration efforts.                      10990              12022
On average, crude oil prices were $4/barrel                11896              12270
higher than 1995. Prices were fueled by a                  11325              11900
combination of stronger demand and supply side             10994              12649
issues such as production delays in non-OPEC               10873              10911
countries and the absence of Iraqi exports for             10250              11889
most of the year. Natural gas prices were also             10629              13616
sharply higher. Natural gas prices were driven by          11147              13584
the cold winter in the Northeast and Midwest,              10922              14311
which left inventories depleted.                           10732              15511
The energy sector also benefited from                      10392              15119
technological advances. New technology has                 11121              15407
increased the probability of finding new oil and           10563              15892
gas reserves and, consequently, made exploration            9679              16693
efforts more profitable.                                   11176              17422
Disappointing sectors in 1996 included industrial          12705              17506
metals and paper/forest products. Supply growth            11914              17959
outstripped demand in both industries. In                  14512              18375
addition, both sectors endured severe inventory            14324              17648
corrections, as inventories on both the producer           14240              17753
and consumer levels were high at the beginning of          16183              18621
the year. Our allocations to both sectors were             14879              18618
low throughout the year, so the portfolio was              14889              20431
able to avoid most of the damage.                          15286              22381
The precious metals sector also had a negative             16219              24160
effect on portfolio performance. After a very              16469              25614
exciting start to the year, when the price of              19076              26989
gold jumped to $417 per ounce, gold prices fell            19667              28200
at the end of the year to $370 per ounce, down 5%          20014              29073
for the year.                                              21932              31495

                      VAN ECK ASSOCIATES CORPORATION       TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
                                                           DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
                                                           FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
                                                           CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
                                                           SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
                                                           PERFORMANCE.

                                                           *On January 23, 1997 at a special meeting, the Board of
                                                           Trustees (the "Board") approved a change in name of the
                                                           Natural Resources Series to the Hard Assets Series. The
                                                           Board also approved a change in investment policies to
                                                           permit the Series to invest up to 25% of the assets in
                                                           real estate investment trusts in addition to its existing
                                                           investment policies and restrictions.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996             INDUSTRY BREAKDOWN
    1. Flores and Rucks Inc.               3.6%       Oil and Gas Exploration                   23.8%
    2. United Meridian Corporation         2.9%       Gold/Mining                               16.6%
    3. British Petroleum PLC, ADR          2.6%       Oil/Gas - Equipment and Services          10.7%
    4. Newmont Mining Corporation          2.2%       Forest Products and Paper                  7.3%
    5. Fort Howard Corporation             2.1%       Oil/Gas - International                    5.9%
                                                      Metals                                     3.4%
                                                      Metals - Miscellaneous                     2.9%
                                                      Other                                     29.4%


                                 THE GCG TRUST
                               REAL ESTATE SERIES

The objective of the Real Estate Series is            ----------------------------------
capital appreciation sought by investment             AVERAGE ANNUAL TOTAL RETURN
primarily in publicly traded equity securities of     FOR PERIOD ENDED DECEMBER 31, 1996
companies in the real estate industry.                               1 YEAR     35.30%
During 1996, the total return of the Real Estate                     5 YEAR     17.50%
Series was 35.30%. Over the same period, the          1/24/1989 (INCEPTION)     11.37%
Wilshire Real Estate Index generated a total          ----------------------------------
return of 36.87%.                                     [GRAPH]
The long-term real estate recovery has                Real Estate     S&P 500    Willshire Real Estate
accelerated, energized by a strong economy.             Series                      Securities Index
Continued strength in employment, corporate
profits and consumer confidence translated into          10000         10000             10000
strong demand for commercial and residential real         9980          9978             10096
estate. From a supply side, while development is         10564         10859             10573
taking place in several of the major real estate         10836         12022             10768
sectors, few, if any, markets are saturated. As a         9878         12270             10073
result of these favorable real estate market              9611         11900              9573
conditions, real estate investment trusts enjoyed         9197         12649              9364
solid internal growth from occupancy gains and            7800         10911              7031
rental rate increases in nearly every property            7826         11889              6703
sector.                                                   9660         13616              8482
The full service hotel sector was arguably the            9618         13584              8122
largest beneficiary of the strong economy.                9905         14311              7899
Although the portfolio was slightly underweighted        10491         15511              8046
in this sector, significant positions were held          10626         15119              8221
in Starwood Lodging Trust and Patriot American           10717         15407              7872
Hospitality Inc. During 1996, these investments          11378         15892              8113
generated returns of 90% and 85%, respectively.          11947         16693              8677
The regional mall and office/industrial sectors          14297         17422             10382
also performed well during 1996. For the year,           13761         17506              9892
these sectors generated returns of 40% and 37%,          14979         17959             10772
respectively. The Series maintained overweight           14010         18375             10000
positions in both of these sectors for most of           14586         17678             10225
the year.                                                14661         17753             10346
One of the weaker performing sectors in 1996 was         14511         18621             10190
healthcare, with a total return for the year of          14898         18618             10164
20%.                                                     14739         20431             10202
Sector weightings changed slightly during 1996.          15544         22381             10646
The portfolio manager increased the weights of           16481         24160             11151
multifamily residential properties, malls, and           17369         25614             11551
hotels. Other retail and healthcare exposure was         17616         26989             12039
reduced.                                                 18565         28200             12610
                                                         19704         29073             13355
                   E.I.I. REALTY SECURITIES, INC.        23499         31495             15811

                                                     TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
                                                     DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
                                                     FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
                                                     CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
                                                     SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
                                                     PERFORMANCE.

                                                     *On January 1, 1995, E.I.I. Realty Securities, Inc. became
                                                      Portfolio Manager for the Series. Prior to that date the
                                                      Series had been advised by another Portfolio Manager.
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996            INDUSTRY BREAKDOWN
    1. Carr America Realty Corporation     3.8%       Office/Industrial                         25.0%
    2. Starwood Lodging Trust              3.8%       Apartments                                18.5%
    3. Simon DeBartolo Group, Inc.         3.6%       Regional Malls                            12.9%
    4. Crescent Real Estate Equities                  Specialty Real Estate                      9.6%
        Company                            3.3%       Shopping Center                            9.4%
    5. Vornado Realty Trust                3.0%       Health Care Real Estate                    7.4%
                                                      Self-Storage                               4.1%
                                                      Other                                     13.1%


                                 THE GCG TRUST
                             MARKET MANAGER SERIES

The objective of the Market Manager Series is to      ----------------------------------
seek favorable equity market performance and at       AVERAGE ANNUAL TOTAL RETURN
the same time preserve capital.                       FOR PERIOD ENDED DECEMBER 31, 1996
For the year ended December 31, 1996, the total                       1 YEAR     19.40%
return of the Market Manager Series was 19.40%.       11/14/1994 (INCEPTION)     20.52%
Over the same period, the S&P 500 Index had a         ----------------------------------
total return of 22.95%, and the S&P Midcap 400        [GRAPH]
Index had a total return of 19.23%. The weighted                                                       S&P 500/
average total return of these indices was 21.09%.    Market Manager    S&P 500        S&P           S&P Midcap 400
The Series began operations on November 14, 1994.        Series                    Midcap 400    (Blended Index 50/50)
At that time, all funds were invested in
short-term money market securities. On March 6,           10000         10000        10000              10000
1995, the Series was closed to further                    10020          9778         9636               9592
investment, and the portfolio manager began               10070         10730        10416              10573
investing in accordance with the long-term                11050         11755        11334              11543
investment objectives of the Series.                      12000         12689        12441              12563
The Series follows a strategy of investing in the         12458         13453        12618              13034
broadly diversified U.S. equity market. The               13100         14175        13395              13783
Series consists of a blend of debt securities and         13473         14811        13781              14294
over-the-counter equity options, which together           13848         15270        14182              14723
tracked the stock market throughout 1996.                 14875         16542        15042              15789
The accompanying line graph compares the growth
of a $10,000 investment in the Series to the          TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
weighted average return of the S&P 500 and the        DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
S&P Midcap 400 indices. As the graph illustrates,     FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
the Series has moved proportionately with its         CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
target indices. Rising equity processes were          SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
captured by investments in equity call options.       PERFORMANCE.
Rising interest rates decreased the value of the
debt securities. Throughout the year, the
proportion of debt securities within the
portfolio was decreased. As a result, the impact
of rising interest rates was minimal.
                          BANKERS TRUST COMPANY          ASSET ALLOCATION
                                                         Equity Index Call Options Purchased               45.5%
                                                         U.S. Treasury Obligation                          44.4%
                                                         Corporate Debt Obligations                         7.1%







                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

The objective of the Multiple Allocation Series       ----------------------------------
is highest total return consistent with the           AVERAGE ANNUAL TOTAL RETURN
preservation of capital and elimination of            FOR PERIOD ENDED DECEMBER 31, 1996
unnecessary risk.                                                    1 YEAR     8.77%
                                                                     5 YEAR     7.67%
For the year ended December 31, 1996, the             1/24/1989 (INCEPTION)     9.00%
Multiple Allocation Series returned 8.77%, as         ----------------------------------
compared to a benchmark return of 13.5%. The          [GRAPH]
benchmark is a weighted average of the S&P 500                           37.5% S&P 500/
Index return of 22.95% and the Lehman Brothers         Multiple       62% Lehman Brothers                      Lehman Brothers
Intermediate Government Bond Index return of          Alocation     Intermediate Government                Intermediate Government
4.06%.                                                 Series             Bond Index           S&P 500          Bond Index

The Series has a conservative investment style.        10000                 10000              10000               10000
When market risk is high, the portfolio manager        10193                  9994               9978               10003
will often err on the side of capital protection.      10495                 10739              10859               10668
During 1996, the Series did not exceed its             10949                 11250              12022               10789
benchmark principally because of its conservative      10892                 11572              12270               11157
market stance. Closely followed market indicators      10638                 11425              11900               11141
frequently signaled rising market risk, and the        11141                 11923              12649               11491
portfolio shifted to fairly high cash positions        10979                 11412              10911               11714
at various times.                                      11408                 12096              11889               12223
Some positive sectors that helped the portfolio's      12369                 12910              13616               12492
performance in 1996 included oil, banks and            12242                 13030              13584               12703
brokerage firms. Oil stocks were significantly         12923                 13679              14311               13306
enhanced by higher oil prices. Bank stocks soared      13693                 14529              15511               13947
to new highs, primarily because of the stable          13145                 14290              15119               13801
interest rate environment and the cost savings         13413                 14733              15407               14336
from a host of mergers. Brokerage firm stocks          13787                 15307              15892               14964
posted significant highs, benefiting from a            13948                 15575              16693               14914
record year on Wall Street.                            14486                 16196              17422               15472
The Series was negatively impacted by the bond         14853                 16417              17506               15775
market, which saw the 30-year bond yield rise          15537                 16794              17959               16108
from 5.95% to 6.64% over the course of 1996.           15500                 16965              18375               16132
(Higher bond yields have an inverse affect on          15252                 16518              17678               15834
bond prices.) The electrical utility sector,           15070                 16491              17753               15746
which often goes along with the bond market, also      15200                 16891              18621               15867
experienced sub-par returns during the year.           15318                 16880              18618               15851
During the year, the Series had overweighted           15953                 17970              20431               16510
positions in the telecommunication and automotive      16967                 19181              22381               17281
sectors. The Series benefited from large               17535                 20014              24160               17549
positions in Telefonica de Espana and General          18218                 20925              25614               18135
Motors Corporation within these sectors.               18422                 21362              26989               18012
                                                       18538                 21891              28200               18133
                              ZWEIG ADVISORS INC.      18878                 22412              29073               18445
                                                       19816                 23586              31496               18872

                                                       TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
                                                       DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
                                                       FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
                                                       CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
                                                       SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
                                                       PERFORMANCE.
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996             ASSET ALLOCATION
    1. U.S. Treasury Obligations due through 2025     Commercial Paper                          30.6%
        ranging from 5.625% to 10.750%    32.2%       Common Stocks                             36.9%
    2. Telefonica de Espana, ADR           0.8%       U.S. Treasury Obligations                 32.5%
    3. BankAmerica Corporation             0.8%
    4. Rohm & Haas Company                 0.7%
    5. Texaco, Inc.                        0.7%

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

The objective of the Fully Managed Series is high     ----------------------------------
total investment return consistent with the           AVERAGE ANNUAL TOTAL RETURN
preservation of capital and prudent investment        FOR PERIOD ENDED DECEMBER 31, 1996
risk.                                                                1 YEAR     16.36%
                                                                     5 YEAR      8.30%
The Fully Managed Series had a total return of        1/24/1989 (INCEPTION)      8.65%
16.36% during 1996, as compared to a return of        ----------------------------------
22.95% for the S&P 500 Index and 2.90% for the        [GRAPH]
Lehman Brothers Corporate/Government Bond Index.                                                        60% S&P 500/
The Series enjoyed strong results during 1996.        Fully Managed               Lehman Brothers   40% Lehman Brothers
These results did not match the returns of the           Series        S&P 500     Corp./Govt.          Corp./Govt.
broad stock market, but they were in line with
competing funds and significantly better than             10000         10000          10000                10000
returns in the bond markets.                              10101          9978           9977                 9978
Because of its risk-averse approach to investing,         10589         10859          10779                10826
the Series typically does not generate                    10777         12022          10880                11563
above-stock market returns in exuberant years             10390         12270          11273                11868
like 1996. However, this investment style does            10229         11900          11144                11595
provide outstanding capital protection during             10734         12649          11545                12204
periods of market difficulty.                              9573         10911          11615                11191
The portfolio had several notable successes in            10060         11889          12207                12013
1996. PHH Corporation and Centerior Energy                11058         13616          12536                13179
Corporation made major contributions to                   10884         13584          12725                13235
performance during the second half of the year.           11912         14311          13457                13962
Both were the object of merger negotiations.              12970         15511          14175                14968
Other positions that benefited from corporate             12820         15119          14290                14649
transactions such as mergers and financial                12470         15407          14528                15047
restructuring were Ciba-Geigy Corporation AG,             12856         15892          15238                15622
Allegheny Teledyne Inc., Alexander and Alexander          13778         16693          15250                16105
Services, Inc., Reebok International Ltd.,                14110         17422          15959                16826
DeBartolo Realty Corporation, Schuller                    14276         17506          16438                17067
Corporation, Murphy Oil Corporation, Corning              14986         17959          16982                17555
Inc., and Santa Fe Pacific Gold Corporation.              14823         18375          16932                17785
The media and energy sectors made strong                  14207         17678          16402                17156
contributions to the performance of the                   13545         17753          16198                17118
portfolio. Major newspapers such as the New York          13910         18621          16278                17670
Times and the Washington Post typically benefit           13745         18618          16338                17692
from Olympic- and election-year cycles, and this          14356         20431          17152                19102
was clearly the case in 1996. Many oil stocks             15272         22381          18265                20715
also appreciated significantly. In particular,            16059         24160          18615                21919
Texaco Inc. was a standout.                               16604         25614          19482                23137
The portfolio remains well-diversified. At the            17314         26989          19026                23778
end of 1996, common stocks still represent half           17687         28200          19115                24538
of the portfolio's holdings. Convertible bonds            18271         29073          19453                25196
and notes have increased from 17% at the end of           19321         31496          20048                26884
1995 to more than a quarter of the portfolio.

                T. ROWE PRICE ASSOCIATES, INC.        TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
                                                      DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
                                                      FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
                                                      CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
                                                      SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
                                                      PERFORMANCE.

                                                      *On January 1, 1995 T. Rowe Price Associates, Inc. became
                                                       the Portfolio Manager of the Series. Prior to that date
                                                       the Series had been advised by another Portfolio Manager.



TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996             ASSET ALLOCATION
    1. U.S. Treasury Obligations due through          Convertible Bonds and Notes                       27.5%
       2000 ranging from 5.500% to 8.500%    5.5%     U.S. Treasury Obligations                          5.5%
    2. Automatic Data Processing Inc., Conv.,         Preferred Stocks                                   5.3%
       Zero coupon due 02/20/2012            4.4%     U.S. Government Agency Obligations                 3.4%
    3. Centerior Energy Corporation          4.3%     U.S. Government Agency Discount Notes              0.8%
    4. Genentech Inc.                        3.1%     Commercial Paper                                   7.0%
    5. Loews Corporation                     2.9%     Put Stock Options Purchased                        0.5%
                                                      Common Stocks                                     50  %

                                 THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

The objective of the Limited Maturity Bond Series     ----------------------------------
is highest current income consistent with low         AVERAGE ANNUAL TOTAL RETURN
risk to principal and liquidity.                      FOR PERIOD ENDED DECEMBER 31, 1996
                                                                     1 YEAR     4.32%
The Limited Maturity Bond Series had a total                         5 YEAR     5.10%
return of 4.32% in 1996. Over the same period,        1/24/1989 (INCEPTION)     6.81%
the Merrill Lynch 1-5 Year Corporate/Government       ----------------------------------
Bond Index had a total return of 4.62%.               [GRAPH]
                                                      Limited Maturity   Merrill Lynch 1-5 Year
1996 was a difficult year for bond market               Bond Series      Corp./Govt. Bond Index
investors. Bond rates rose steadily throughout
the first six months of the year. (Higher bond             10000                 10000
rates translate into lower bond prices.) For               10021                 10022
example, the yield on 2-year U.S. Treasury notes           10515                 10595
increased 1.28% during the first half of the year.         10640                 10740
                                                           10958                 11068
Bond rates increased because economic data                 11013                 10943
consistently tracked higher than market                    11298                 11260
expectations. As the economy slowed in the second          11473                 11520
half of the year, the bond market rallied. The             11821                 11939
rally was cut short in December, however, because          12054                 12208
investors expected the Federal Reserve Board to            12267                 12452
raise short-term interest rates.                           12660                 12951
Through the first eight months of the year, the            13153                 13494
total return of the Series trailed the benchmark           13074                 13450
index by 26 basis points (0.26)%. In August,               13464                 13926
management of the Series was transferred to                13837                 14453
Equitable Investment Services, Inc., and the new           13789                 14424
portfolio manager increased the average duration           14148                 14882
of the Series.                                             14334                 15111
This positioning proved beneficial, as returns of          14585                 15382
the Series exceeded the benchmark index in                 14644                 15453
September, October and November. Bond rates rose           14493                 15287
sharply in December, however, and Series returns           14437                 15250
fell short of the benchmark.                               14479                 15387
At the end of the year, the portfolio manager              14470                 15367
reduced the average duration of the Series to be           14920                 15963
more in line with the benchmark index. This                15543                 16605
should permit the Series to have more stable               15732                 16858
returns relative to the benchmark.                         16167                 17359
                                                           16138                 17344
              EQUITABLE INVESTMENT SERVICES, INC.          16283                 17487
                                                           16521                 17785
                                                           16865                 18161

                                                      FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR
                                                      CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE
                                                      SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
                                                      PERFORMANCE.

                                                      * On August 13, 1996 Equitable Investment Services, Inc.
                                                        became the Portfolio Manager of the Series. Prior to that
                                                        date the Series had been advised by other Portfolio
                                                        Managers.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996             ASSET ALLOCATION
  1. U.S. Treasury Notes due through 2001             Corporate Debt Securities                 31.3%
      ranging from 5.500% to 7.500%       37.2%       U.S. Government Agency Obligations        13.2%
  2. FNMA, Pool #303630,                              Commercial Paper                          11.4%
      6.000% due 12/01/2002                3.1%       Foreign Bonds - U.S. Dollar Denominated    4.1%
  3. FNMA, 6.300% due 12/03/2001           2.4%       Asset-Backed Securities                    2.5%
  4. Comdisco Inc., 6.375% due 11/30/2001  2.4%       U.S. Treasury Obligations                 37.5%
  5. Standard Credit Card Trust I,
      Series 1992-3, Class A,
      5.835% due 10/15/1998                1.8%

                                 THE GCG TRUST
                              LIQUID ASSET SERIES

The objective of the Liquid Asset Series is a         ----------------------------------
high level of current income consistent with the      AVERAGE ANNUAL TOTAL RETURN
preservation of capital and liquidity.                FOR PERIOD ENDED DECEMBER 31, 1996
                                                                     1 YEAR     5.01%
Money market rates exhibited considerable                            5 YEAR     3.99%
volatility during the year. This volatility was       1/24/1989 (INCEPTION)     5.17%
caused by changing market expectations, rather        ----------------------------------
than any real change in monetary status by the        TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF
Federal Reserve Board. Federal fund rates did not     DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES
change after January, when they were lowered by       FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR  E
25 basis points (0.25)%. Nonetheless, market          CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN TH
expectations changed with every release of            SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
economic data that may have signaled a change in      PERFORMANCE.
the direction of the economy.
The total return of the Liquid Asset Series was       INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER
5.01% during 1996, as compared to a return of         SERIES) IS NEITHER INSURED OR GUARANTEED BY THE U.S.
5.51% the previous year. Although the total           GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID
return declined, performance relative to the          ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
benchmark return improved during the year. The        VALUE OF $1.00 PER SHARE.
IBC Average of All Taxable Money Market Funds
return was 4.95% in 1996 and 5.49% the previous       On August 13, 1996 Equitable Investment Services, Inc.
year.                                                 became the Manager of the Series. Prior to that date the
The total return of the portfolio met or exceeded     Series had been advised by other Portfolio Managers.
its benchmark return every month this year. The
portfolio also outperformed bond indices for
longer-term instruments. For example, the Merrill
Lynch Corporate and Government 1 to 5 Year Bond
Index generated a return of 4.62% during 1996.
The composition of the portfolio remained
relatively stable through most of the year.
However, the average maturity of the portfolio
was increased in September to take advantage of
the stable positive yield curve.

             EQUITABLE INVESTMENT SERVICES, INC.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996             ASSET ALLOCATION
    1. Societe Generale,                              Certificate of Deposit                            5.1%
       5.410% due 05/12/1997               5.1%       Corporate Note                                    3.9%
    2. Harley-Davidson,                               U.S. Government Agency Discount Notes             2.1%
       5.468% due 02/05/1997               4.9%       Commercial Paper                                 88.9%
    3. Schering Corporation,
       5.470% due 02/11/1997               4.8%
    4. Dean Witter, Discover & Company,
       5.360% due 01/23/1997               4.1%
    5. Ameritech Corporation,
       5.400% due 03/31/1997               4.1%

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Trustees and Contractholders
The GCG Trust

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Small Cap Series, All-Growth Series, Capital Appreciation Series, Value Equity Series, Rising Dividends Series, Strategic Equity Series, Managed Global Series, Emerging Markets Series, Natural Resources Series, Real Estate Series, Market Manager Series, Multiple Allocation Series, Fully Managed Series, Limited Maturity Bond Series and Liquid Asset Series (15 of the Series comprising The GCG Trust) as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four years in the period ended December 31, 1992 were audited by other auditors whose report dated February 1, 1993, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting The GCG Trust at December 31, 1996, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                         [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
February 13, 1997

--------------------------------------------------------------------------------
   Statements of Assets and Liabilities

                                 THE GCG TRUST

                               DECEMBER 31, 1996

                                            SMALL                        CAPITAL          VALUE          RISING        STRATEGIC
                                             CAP        ALL-GROWTH     APPRECIATION      EQUITY        DIVIDENDS        EQUITY
                                           SERIES         SERIES          SERIES         SERIES          SERIES         SERIES
                                         -----------    -----------    ------------    -----------    ------------    -----------
ASSETS:
Investments (Notes 1, 3 and 4):
  At identified cost...................  $31,563,163    $65,719,141    $119,255,496    $40,257,385    $ 93,612,668    $27,985,084
                                         ===========    ===========    ============    ===========    ============    ===========
  At value.............................  $34,175,393    $77,033,347    $148,557,353    $44,221,127    $126,332,449    $30,230,841
Cash...................................      --             621,405             305          2,055             302         53,323
Receivables:
  Shares of beneficial interest sold...      210,417        --              --             --              --              67,220
  Investment securities sold...........      --           1,217,619         --           1,295,652         --             --
  Dividends and/or interest............          661         53,684         259,400         64,281         164,886         33,952
Net unrealized appreciation on forward
  foreign exchange contracts...........      --             --              --             --              --             --
Variation margin.......................      --             --              --             --              --              38,100
Receivable for investments sold
  short................................      --             369,093         --             --              --             --
Prepaid expenses.......................      --             --              --             --              --             --
                                         -----------    -----------    ------------    -----------    ------------    -----------
    Total Assets.......................   34,386,471     79,295,148     148,817,058     45,583,115     126,497,637     30,423,436
                                         -----------    -----------    ------------    -----------    ------------    -----------
LIABILITIES:
Payables:
    Shares of beneficial interest
      redeemed.........................           35        111,438          64,560         14,812         258,996             15
    Investment securities purchased....      --              76,734         --             893,272         --             --
Cash overdraft.........................       21,718        --              --             --              --             --
Net unrealized depreciation on forward
  foreign exchange contracts...........      --             --              --             --              --             --
Investments sold short (Contract amount
  $369,093) (Note 1)...................      --             357,031         --             --              --             --
Options written (Premiums received
  $78,197) (Note 1)....................      --             --              --              54,687         --             --
Accrued Trustees' fees and expenses
  (Note 2).............................      --             --              --             --              --             --
Accrued expenses and other payables....      --             --              --             --              --             --
                                         -----------    -----------    ------------    -----------    ------------    -----------
    Total Liabilities..................       21,753        545,203          64,560        962,771         258,996             15
                                         -----------    -----------    ------------    -----------    ------------    -----------
NET ASSETS.............................  $34,364,718    $78,749,945    $148,752,498    $44,620,344    $126,238,641    $30,423,421
                                         ===========    ===========    ============    ===========    ============    ===========
NET ASSETS CONSIST OF:
Paid-in Capital........................  $33,616,430    $72,879,936    $117,052,147    $40,079,388    $ 93,082,906    $27,552,014
Undistributed net investment
  income/(loss)........................      --             167,481         334,278        153,310         226,722         85,696
Accumulated net realized gain/(loss) on
  securities, futures contracts,
  forward foreign exchange contracts
  and foreign currency transactions....   (1,863,942)    (5,623,738)      2,064,216        400,394         209,232        475,104
Net unrealized
  appreciation/(depreciation) on
  securities, futures contracts,
  written options, investments sold
  short, forward foreign exchange
  contracts and other assets and
  liabilities denominated in foreign
  currencies...........................    2,612,230     11,326,266      29,301,857      3,987,252      32,719,781      2,310,607
                                         -----------    -----------    ------------    -----------    ------------    -----------
    Total Net Assets...................  $34,364,718    $78,749,945    $148,752,498    $44,620,344    $126,238,641    $30,423,421
                                         ===========    ===========    ============    ===========    ============    ===========
Shares of beneficial interest
  outstanding..........................    2,862,021      5,880,233       9,879,660      3,204,698       7,983,033      2,604,255
                                         ===========    ===========    ============    ===========    ============    ===========
NET ASSET VALUE, offering price and
  redemption price per share of
  beneficial interest outstanding......  $     12.01    $     13.39    $      15.06    $     13.92    $      15.81    $     11.68
                                         ===========    ===========    ============    ===========    ============    ===========

------------------

(a) The Managed Global Series includes repurchase agreements amounting to $3,766,000.

                       See Notes to Financial Statements.

                                                                                                                  LIMITED
        MANAGED       EMERGING        NATURAL         REAL          MARKET        MULTIPLE         FULLY         MATURITY
        GLOBAL         MARKETS       RESOURCES       ESTATE        MANAGER       ALLOCATION       MANAGED          BOND
        SERIES         SERIES         SERIES         SERIES         SERIES         SERIES          SERIES         SERIES
      -----------    -----------    -----------    -----------    ----------    ------------    ------------    -----------
      $79,936,509    $49,340,088    $35,686,732    $37,871,977    $4,026,551    $255,474,424    $118,404,672    $80,592,098
      ===========    ===========    ===========    ===========    ==========    ============    ============    ===========
      $84,026,562(a) $49,974,750    $44,115,277    $49,962,396    $5,571,309    $270,400,507    $135,963,763    $80,695,353
          989,529         36,303         96,463         34,510         8,587         386,618           1,591            475
           51,031      1,174,308         39,454        777,471        --             --              --             --
          126,435        450,561          8,178        232,731        --             716,453         134,500        --
          138,575        106,859         32,541        246,585         4,964       2,136,459         771,382        652,776
        1,197,541        --             --             --             --             --              --             --
          ==             ==             ==             ==             ==             ==              ==             ==
            9,083          6,992        --             --             --             --              --             --
      -----------    -----------    -----------    -----------    ----------    ------------    ------------    -----------
       86,538,756     51,749,773     44,291,913     51,253,693     5,584,860     273,640,037     136,871,236     81,348,604
      -----------    -----------    -----------    -----------    ----------    ------------    ------------    -----------
                3         94,586             16             11        --             311,977          61,205         31,428
          108,854        144,730        388,182        119,074        --             536,845         150,500        --
          --             --             --             --             --             --              --             --
          --                  24            315        --             --             --              --             --
          ==             ==             ==             ==             ==             ==              ==             ==
          --             --             --             --             --             --              --             --
           53,498        --             --             --             --             --              --             --
      -----------    -----------    -----------    -----------    ----------    ------------    ------------    -----------
          162,355        239,340        388,513        119,085        --             848,822         211,705         31,428
      -----------    -----------    -----------    -----------    ----------    ------------    ------------    -----------
      $86,376,401    $51,510,433    $43,903,400    $51,134,608    $5,584,860    $272,791,215    $136,659,531    $81,317,176
      ===========    ===========    ===========    ===========    ==========    ============    ============    ===========
      $80,803,088    $63,335,210    $34,397,722    $38,060,749    $4,039,890    $252,751,789    $116,333,563    $80,764,028
          171,198         48,445         12,713        461,696           212       2,359,598       1,011,198        882,464
          138,502    (12,475,215)     1,064,792        521,744        --           2,753,783       1,754,589       (432,571)
        5,263,613        601,993      8,428,173     12,090,419     1,544,758      14,926,045      17,560,181        103,255
      -----------    -----------    -----------    -----------    ----------    ------------    ------------    -----------
      $86,376,401    $51,510,433    $43,903,400    $51,134,608    $5,584,860    $272,791,215    $136,659,531    $81,317,176
      ===========    ===========    ===========    ===========    ==========    ============    ============    ===========
        7,763,118      5,301,626      2,458,892      3,200,267       422,420      21,984,529       9,223,011      7,798,760
      ===========    ===========    ===========    ===========    ==========    ============    ============    ===========
      $     11.13    $      9.72    $     17.85    $     15.98    $    13.22    $      12.41    $      14.82    $     10.43
      ===========    ===========    ===========    ===========    ==========    ============    ============    ===========

        LIQUID
         ASSET
        SERIES
      -----------
      <
      $38,930,693
      ===========
      $38,930,693
              767
           83,610
          --
           81,518
          ==
          ==
      -----------
       39,096,588
      -----------
          ==
          ==
          ==
              875
          --
      -----------
              875
      -----------
      $39,095,713
      ===========
      $39,097,332
          --
           (1,619)
          --
      -----------
      $39,095,713
      ===========
       39,097,362
      ===========
      $      1.00
      ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Statements of Operations

                                 THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                               SMALL                        CAPITAL         VALUE         RISING       STRATEGIC
                                                CAP        ALL-GROWTH     APPRECIATION      EQUITY       DIVIDENDS       EQUITY
                                              SERIES*        SERIES          SERIES         SERIES        SERIES         SERIES
                                            -----------    -----------    ------------    ----------    -----------    ----------
INVESTMENT INCOME:
Dividends.................................  $     9,064    $ 1,046,628    $  2,486,195    $  818,706    $ 1,783,522    $  339,815
Foreign taxes withheld on dividend and
  interest income.........................      --             (13,834)        --             (2,264)       --             (4,717)
Interest..................................      157,714        672,219         372,026       253,451        203,550       269,134
                                            -----------    -----------     -----------    ----------    -----------    ----------
  Total Investment Income.................      166,778      1,705,013       2,858,221     1,069,893      1,987,072       604,232
                                            -----------    -----------     -----------    ----------    -----------    ----------
EXPENSES:
Unified fees (Note 2).....................      180,699        910,039       1,335,410       379,126        989,772       195,979
Trustees' fees and expenses (Note 2)......          968          5,585           7,845         2,078          5,258         1,028
Other.....................................           10            705             705           705            705           815
                                            -----------    -----------     -----------    ----------    -----------    ----------
  Total Expenses..........................      181,677        916,329       1,343,960       381,909        995,735       197,822
                                            -----------    -----------     -----------    ----------    -----------    ----------
NET INVESTMENT INCOME/(LOSS)..............      (14,899)       788,684       1,514,261       687,984        991,337       406,410
                                            -----------    -----------     -----------    ----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES
  (NOTES 1 AND 3):
Net realized gain/(loss) from:
  Security transactions...................   (1,863,942)    (5,626,514)     10,331,984     1,671,516      1,608,438     1,149,646
  Futures contracts.......................      --             --              --             --            --           (329,548)
  Forward foreign exchange contracts......      --             --              --             --            --                 11
  Foreign currency transactions...........      --             --              --                  3        --                (26)
Net change in unrealized
  appreciation/(depreciation) on:
  Securities..............................    2,612,230      3,940,304      12,871,108     1,608,175     15,975,452     2,233,910
  Futures contracts.......................      --             --              --             --            --             64,854
  Written options.........................      --             --              --             23,510        --             --
  Investments sold short..................      --              12,060         --             --            --             --
  Forward foreign exchange contracts......      --             --              --             --            --             --
  Other assets and liabilities denominated
    in foreign currencies.................      --             --              --                  2        --                  1
                                            -----------    -----------     -----------    ----------    -----------    ----------
  Net realized and unrealized gain/(loss)
    on investments........................      748,288     (1,674,150)     23,203,092     3,303,206     17,583,890     3,118,848
                                            -----------    -----------     -----------    ----------    -----------    ----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............  $   733,389    $  (885,466)   $ 24,717,353    $3,991,190    $18,575,227    $3,525,258
                                            ===========    ===========     ===========    ==========    ===========    ==========

------------------

   * The Small Cap Series commenced operations on January 3, 1996.
  ** On September 3, 1996 Managed Global Account of Separate Account D of Golden American Life Insurance Company
     was reorganized into the Trust. Net investment income of $261,242 and net realized gains of $6,800,232 were earned prior to September 3, 1996 and not subject to Internal Revenue Code distribution requirements for regulated investment companies (See Note 6).

                       See Notes to Financial Statements.

                                                                                                                     LIMITED
         MANAGED        EMERGING       NATURAL          REAL           MARKET        MULTIPLE          FULLY         MATURITY
          GLOBAL        MARKETS       RESOURCES        ESTATE         MANAGER       ALLOCATION        MANAGED          BOND
         SERIES**        SERIES         SERIES         SERIES          SERIES         SERIES          SERIES          SERIES
        ----------     ----------     ----------     -----------     ----------     -----------     -----------     ----------
        $1,458,477     $  829,362     $  397,593     $ 2,329,551         --         $ 4,162,307     $ 2,992,717         --
          (131,044)       (63,358)       (20,529)        --              --             (25,217)        (11,193)        --
            17,155        248,551        113,494         121,591     $  236,330      10,019,027       3,182,886     $4,912,571
        ----------     ----------     ----------     -----------     ----------     -----------     -----------     ----------
         1,344,588      1,014,555        490,558       2,451,142        236,330      14,156,117       6,164,410      4,912,571
        ----------     ----------     ----------     -----------     ----------     -----------     -----------     ----------
           878,077        791,005        362,600         371,844         57,847       2,892,936       1,266,104        497,345
             1,477          2,859          2,072           2,118            329          17,287           7,446          4,540
           145,570         22,162            705             705            705             345             839            705
        ----------     ----------     ----------     -----------     ----------     -----------     -----------     ----------
         1,025,124        816,026        365,377         374,667         58,881       2,910,568       1,274,389        502,590
        ----------     ----------     ----------     -----------     ----------     -----------     -----------     ----------
           319,464        198,529        125,181       2,076,475        177,449      11,245,549       4,890,021      4,409,981
        ----------     ----------     ----------     -----------     ----------     -----------     -----------     ----------
         6,558,522         54,045      5,211,304       1,565,070        271,057      14,768,484       9,344,130       (419,245)
            --             --             --             --              --          (2,033,795)        --              --
            44,129       (134,853)       (31,188)        --              --             --                3,111         --
           845,452        (15,231)        22,400         --              --                  79           7,490         --
           587,265      3,370,748      4,502,552       8,753,155        572,521        (239,542)      5,196,552       (625,852)
            ==             ==             ==             ==              ==             ==              ==              ==
            --             --             --             --              --             --              --              --
           845,853         82,648           (796)        --              --             --              --              --
           (27,403)       (16,166)           620         --              --                 (28)          1,103         --
        ----------     ----------     ----------     -----------     ----------     -----------     -----------     ----------
         8,853,818      3,341,191      9,704,892      10,318,225        843,578      12,495,198      14,552,386     (1,045,097)
        ----------     ----------     ----------     -----------     ----------     -----------     -----------     ----------
        $9,173,282     $3,539,720     $9,830,073     $12,394,700     $1,021,027     $23,740,747     $19,442,407     $3,364,884
        ==========     ==========     ==========     ===========     ==========     ===========     ===========     ==========


        LIQUID
        ASSET
        SERIES
      ----------
          ==
      $2,203,466
      ----------
       2,203,466
      ----------
         240,479
           3,129
             705
      ----------
         244,313
      ----------
       1,959,153
      ----------
          (1,432)
          ==
          ==
          ==
          ==
          --
      ----------
          (1,432)
      ----------
      $1,957,721
      ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Statements of Changes in Net Assets

                                 THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                          SMALL                          CAPITAL          VALUE          RISING        STRATEGIC
                                           CAP          ALL-GROWTH     APPRECIATION      EQUITY        DIVIDENDS        EQUITY
                                         SERIES*          SERIES          SERIES         SERIES          SERIES         SERIES
                                       ------------    ------------    ------------    -----------    ------------    -----------
OPERATIONS:
  Net investment income/(loss).......  $    (14,899)   $    788,684    $  1,514,261    $   687,984    $    991,337    $   406,410
  Net realized gain/(loss) on
    securities, futures contracts,
    forward foreign exchange
    contracts and foreign currency
    transactions.....................    (1,863,942)     (5,626,514)     10,331,984      1,671,519       1,608,438        820,083
  Net unrealized
    appreciation/(depreciation) on
    securities, futures contracts,
    written options, investments sold
    short, forward foreign exchange
    contracts and other assets and
    liabilities denominated in
    foreign currencies...............     2,612,230       3,952,364      12,871,108      1,631,687      15,975,452      2,298,765
                                       ------------    ------------    ------------    -----------    ------------    -----------
  Net increase/(decrease) in net
    assets resulting from
    operations.......................       733,389        (885,466)     24,717,353      3,991,190      18,575,227      3,525,258
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............       --             (874,994)     (1,559,277)      (578,788)       (990,183)      (347,741)
  Net realized gains.................       --           (1,084,328)     (9,340,494)    (1,449,349)       (838,560)      (334,167)
CAPITAL SHARE TRANSACTIONS:
  Shares sold........................    48,980,471      10,530,736      24,339,298     19,936,825      41,205,991     20,642,101
  Shares issued as reinvestment of
    dividends........................       --            1,959,321      10,899,771      2,028,137       1,828,743        681,908
  Shares redeemed....................   (15,354,142)    (24,093,726)    (22,531,393)    (8,138,159)    (14,752,286)    (1,811,398)
                                       ------------    ------------    ------------    -----------    ------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS.......................    33,626,329     (11,603,669)     12,707,676     13,826,803      28,282,448     19,512,611
                                       ------------    ------------    ------------    -----------    ------------    -----------
Net increase/(decrease) in net
  assets.............................    34,359,718     (14,448,457)     26,525,258     15,789,856      45,028,932     22,355,961
NET ASSETS:
Beginning of year....................         5,000      93,198,402     122,227,240     28,830,488      81,209,709      8,067,460
                                       ------------    ------------    ------------    -----------    ------------    -----------
End of year..........................  $ 34,364,718    $ 78,749,945    $148,752,498    $44,620,344    $126,238,641    $30,423,421
                                       ============    ============    ============    ===========    ============    ===========
Undistributed net investment
  income/(loss)......................  $    --         $    167,481    $    334,278    $   153,310    $    226,722    $    85,696
                                       ============    ============    ============    ===========    ============    ===========
TRANSACTIONS IN FUND SHARES:
  Shares sold........................     4,204,712         740,422       1,649,994      1,468,459       2,786,219      1,903,728
  Shares issued as reinvestment of
    dividends........................       --              147,444         720,410        145,097         115,222         58,493
  Shares redeemed....................    (1,343,191)     (1,771,856)     (1,536,664)      (596,801)     (1,024,265)      (163,819)
                                       ------------    ------------    ------------    -----------    ------------    -----------
Net increase/(decrease)..............     2,861,521        (883,990)        833,740      1,016,755       1,877,176      1,798,402
                                       ============    ============    ============    ===========    ============    ===========

------------------

   * The Small Cap Series commenced operations on January 3, 1996.
   + As of March 3, 1995, The Trust no longer accepts investments in the Market Manager Series.

                       See Notes to Financial Statements.

          MANAGED          EMERGING         NATURAL           REAL           MARKET          MULTIPLE          FULLY
           GLOBAL          MARKETS         RESOURCES         ESTATE          MANAGER        ALLOCATION        MANAGED
           SERIES           SERIES           SERIES          SERIES          SERIES+          SERIES           SERIES
        ------------     ------------     ------------     -----------     -----------     ------------     ------------
        $    319,464     $    198,529     $    125,181     $ 2,076,475     $   177,449     $ 11,245,549     $  4,890,021
           7,448,103          (96,039)       5,202,516       1,565,070         271,057       12,734,768        9,354,731
           1,405,715        3,437,230        4,502,376       8,753,155         572,521         (239,570)       5,197,655
        ------------     ------------      -----------     -----------     ------------    ------------     ------------
           9,173,282        3,539,720        9,830,073      12,394,700       1,021,027       23,740,747       19,442,407
             --               --              (148,094)     (2,222,780)       (177,237)     (12,158,230)      (4,787,012)
            (396,393)         --            (4,617,071)       (853,544)       (271,993)     (12,765,407)      (5,697,159)
          17,457,906       14,469,857       18,802,646       9,649,036         --             4,680,143       13,185,699
             396,393          --             4,765,164       3,076,324         449,230       24,923,638       10,484,171
         (12,673,452)     (14,473,527)     (11,876,336)     (5,884,047)     (1,388,588)     (63,320,596)     (14,557,524)
        ------------     ------------      -----------     -----------     ------------    ------------     ------------
           5,180,847           (3,670)      11,691,474       6,841,313        (939,358)     (33,716,815)       9,112,346
        ------------     ------------      -----------     -----------     ------------    ------------     ------------
          13,957,736        3,536,050       16,756,382      16,159,689        (367,561)     (34,899,705)      18,070,582
          72,418,665       47,974,383       27,147,018      34,974,919       5,952,421      307,690,920      118,588,949
        ------------     ------------      -----------     -----------     ------------    ------------     ------------
        $ 86,376,401     $ 51,510,433     $ 43,903,400     $51,134,608     $ 5,584,860     $272,791,215     $136,659,531
        ============     ============      ===========     ===========     ============    ============     ============
        $    171,198     $     48,445     $     12,713     $   461,696     $       212     $  2,359,598     $  1,011,198
        ============     ============      ===========     ===========     ============    ============     ============
           1,553,974        1,483,387        1,055,921         668,832         --               369,719          899,422
              35,776          --               266,392         199,201          33,652        1,995,933          706,645
          (1,101,006)      (1,478,948)        (668,408)       (437,975)       (105,933)      (4,951,880)        (984,350)
        ------------     ------------      -----------     -----------     ------------    ------------     ------------
             488,744            4,439          653,905         430,058         (72,281)      (2,586,228)         621,717
        ============     ============      ===========     ===========     ============    ============     ============

        LIMITED
        MATURITY          LIQUID
          BOND            ASSET
         SERIES           SERIES
      ------------     ------------
      $  4,409,981     $  1,959,153
          (419,245)          (1,432)
          (625,852)         --
      ------------     ------------
         3,364,884        1,957,721
        (8,339,700)      (1,959,153)
          (197,828)         --
        12,266,175       71,740,567
         8,537,528        1,953,945
       (24,395,251)     (73,186,056)
      ------------     ------------
        (3,591,548)         508,456
      ------------     ------------
        (8,764,192)         507,024
        90,081,368       38,588,689
      ------------     ------------
      $ 81,317,176     $ 39,095,713
      ============     ============
      $    882,464     $    --
      ============     ============
         1,109,922       71,740,567
           810,656        1,953,945
        (2,201,243)     (73,186,056)
      ------------     ------------
          (280,665)         508,456
      ============     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Statements of Changes in Net Assets

                                 THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                           CAPITAL          VALUE         RISING       STRATEGIC       MANAGED
                                          ALL-GROWTH     APPRECIATION      EQUITY        DIVIDENDS       EQUITY         GLOBAL
                                            SERIES          SERIES         SERIES*        SERIES        SERIES*         SERIES
                                          -----------    ------------    -----------    -----------    ----------    ------------
OPERATIONS:
  Net investment income.................  $ 1,186,579    $  1,619,950    $   165,641    $   798,446    $   45,702    $    376,483
  Net realized gain/(loss) on
    securities, futures contracts,
    forward foreign exchange contracts
    and foreign currency transactions...    6,321,047      10,480,166        776,757          3,219       (10,833)     (4,171,926)
  Net unrealized appreciation on
    securities, futures contracts,
    forward foreign exchange contracts
    and other assets and liabilities
    denominated in foreign currencies...    8,831,778      15,080,708      2,355,565     16,739,426        11,842       8,120,321
                                          ------------   ------------    -----------    -----------    ----------    ------------
  Net increase/(decrease) in net assets
    resulting from operations...........   16,339,404      27,180,824      3,297,963     17,541,091        46,711       4,324,878
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.................     (919,094)     (1,240,656)      (121,533)      (572,878)      (18,654)        --
  Net realized gains....................   (3,826,657)     (9,067,480)      (598,527)       --             --             --
CAPITAL SHARE TRANSACTIONS:
  Shares sold...........................   18,016,517      19,586,921     28,750,556     19,484,935     8,157,294       3,981,171
  Shares issued as reinvestment of
    dividends...........................    4,745,751      10,308,136        720,060        572,878        18,654         --
  Shares redeemed.......................  (12,375,122)    (13,430,153)    (3,223,031)    (6,528,476)     (141,545)    (22,142,045)
                                          ------------   ------------    -----------    -----------    ----------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS..........................   10,387,146      16,464,904     26,247,585     13,529,337     8,034,403     (18,160,874)
                                          ------------   ------------    -----------    -----------    ----------    ------------
Net increase/(decrease) in net assets...   21,980,799      33,337,592     28,825,488     30,497,550     8,062,460     (13,835,996)
NET ASSETS:
Beginning of year.......................   71,217,603      88,889,648          5,000     50,712,159         5,000      86,254,661
                                          ------------   ------------    -----------    -----------    ----------    ------------
End of year.............................  $93,198,402    $122,227,240    $28,830,488    $81,209,709    $8,067,460    $ 72,418,665
                                          ============   ============    ===========    ===========    ==========    ============
Undistributed net investment income.....  $   267,485    $    379,294    $    44,111    $   225,568    $   27,042    $    --
                                          ============   ============    ===========    ===========    ==========    ============
TRANSACTIONS IN FUND SHARES:
  Shares sold...........................    1,341,803       1,448,134      2,380,456      1,671,848       817,787         425,459
  Shares issued as reinvestment of
    dividends...........................      345,648         766,974         55,050         43,236         1,873         --
  Shares redeemed.......................     (929,250)     (1,007,166)      (248,063)      (571,571)      (14,307)     (2,462,715)
                                          ------------   ------------    -----------    -----------    ----------    ------------
Net increase/(decrease).................      758,201       1,207,942      2,187,443      1,143,513       805,353      (2,037,256)
                                          ============   ============    ===========    ===========    ==========    ============

------------------

   * The Value Equity Series and the Strategic Equity Series commenced operations on January 3, 1995 and October
     2, 1995, respectively.
   + As of March 3, 1995, the Trust no longer accepts investments in the Market Manager Series.

                       See Notes to Financial Statements.

                                                                                                              LIMITED
          EMERGING         NATURAL            REAL           MARKET         MULTIPLE          FULLY           MATURITY
          MARKETS         RESOURCES          ESTATE         MANAGER        ALLOCATION        MANAGED            BOND
           SERIES           SERIES           SERIES         SERIES+          SERIES           SERIES           SERIES
        ------------     ------------     ------------     ----------     ------------     ------------     ------------
        $    218,167     $    259,685     $  2,015,201     $  177,283     $ 13,503,310     $  3,763,775     $  4,809,379
         (12,829,743)         851,341           39,122         26,779       21,863,102       (1,084,355)       2,463,897
           6,612,101        1,526,580        3,141,679        972,237       17,506,930       18,065,630        2,326,656
        ------------     ------------       ----------     ------------   ------------     ------------     ------------
          (5,999,475)       2,637,606        5,196,002      1,176,299       52,873,342       20,745,050        9,599,932
             --              (224,208)      (1,405,317)      (177,138)     (10,231,220)      (2,873,042)         --
              (7,833)        (349,161)         --             (25,988)     (11,548,721)         --               --
          17,394,853       10,784,033        3,217,426      2,854,307        8,121,729       11,332,891       33,376,204
               7,833          573,369        1,405,317        203,126       21,779,941        2,873,042          --
         (28,644,907)     (19,153,142)     (10,774,704)      (832,431)     (52,696,208)     (13,343,139)     (25,107,727)
        ------------     ------------       ----------     ------------   ------------     ------------     ------------
         (11,242,221)      (7,795,740)      (6,151,961)     2,225,002      (22,794,538)         862,794        8,268,477
        ------------     ------------       ----------     ------------   ------------     ------------     ------------
         (17,249,529)      (5,731,503)      (2,361,276)     3,198,175        8,298,863       18,734,802       17,868,409
          65,223,912       32,878,521       37,336,195      2,754,246      299,392,057       99,854,147       72,212,959
        ------------     ------------       ----------     ------------   ------------     ------------     ------------
        $ 47,974,383     $ 27,147,018     $ 34,974,919     $5,952,421     $307,690,920     $118,588,949     $ 90,081,368
        ============     ============       ==========     ============   ============     ============     ============
        $    --          $     44,414     $    609,884     $      145     $  3,272,200     $    901,688     $  4,807,767
        ============     ============       ==========     ============   ============     ============     ============
           1,949,018          758,515          276,841        283,159          655,464          888,530        3,218,591
                 813           38,174          112,067         16,984        1,745,188          209,101          --
          (3,125,567)      (1,361,275)        (924,776)       (80,266)      (4,244,553)      (1,031,853)      (2,375,002)
        ------------     ------------       ----------     ------------   ------------     ------------     ------------
          (1,175,736)        (564,586)        (535,868)       219,877       (1,843,901)          65,778          843,589
        ============     ============       ==========     ============   ============     ============     ============


         LIQUID
         ASSET
         SERIES
      ------------
      $  2,285,850
                51
           --
      ------------
         2,285,901
        (2,285,850)
           --
        39,392,309
         2,285,849
       (49,211,493)
      ------------
        (7,533,335)
      ------------
        (7,533,284)
        46,121,973
      ------------
      $ 38,588,689
      ============
      $    --
      ============
        39,392,309
         2,285,849
       (49,211,493)
      ------------
        (7,533,335)
      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                                SMALL CAP SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE YEAR.

                                                                                                      YEAR
                                                                                                      ENDED
                                                                                                    12/31/96*
                                                                                                    ---------
Net asset value, beginning of year................................................................   $ 10.00
                                                                                                     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss...............................................................................     (0.01)
Net realized and unrealized gain on investments...................................................      2.02
                                                                                                     -------
Total from investment operations..................................................................      2.01
                                                                                                     -------
LESS DISTRIBUTIONS:
Dividends from net investment income..............................................................        --
Distributions from capital gains..................................................................        --
                                                                                                     -------
Total distributions...............................................................................        --
                                                                                                     -------
Net asset value, end of year......................................................................   $ 12.01
                                                                                                     =======
Total return......................................................................................     20.10%++
                                                                                                     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)................................................................   $34,365
Ratio of operating expenses to average net assets.................................................      0.99%++
Ratio of net investment loss to average net assets................................................     (0.08)%++
Portfolio turnover rate...........................................................................       117%
Average commission rate paid(a)...................................................................   $0.0621

------------------

   * The Small Cap Series commenced operations on January 3, 1996.
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                              ALL-GROWTH SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR          YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                       ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                      --------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning
  of year...........  $  13.78      $  11.86      $  13.42      $  12.64      $  13.05      $   9.65       $10.59        $ 10.00
                       -------       -------       -------       -------       -------       -------      -------         ------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.14          0.18          0.11          0.05          0.08          0.11         0.19           0.09
Net realized and
  unrealized
  gain/(loss) on
  investments.......     (0.23)         2.47         (1.56)         0.78         (0.41)         3.40        (0.94)          0.66
                       -------       -------       -------       -------       -------       -------      -------         ------
Total from
  investment
  operations........     (0.09)         2.65         (1.45)         0.83         (0.33)         3.51        (0.75)          0.75
                       -------       -------       -------       -------       -------       -------      -------         ------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.14)        (0.14)        (0.11)        (0.05)        (0.08)        (0.11)       (0.19)         (0.09)
Distributions from
  capital gains.....     (0.16)        (0.59)           --            --            --            --           --             --
Paid in Capital.....        --            --            --            --            --            --           --          (0.07)
                       -------       -------       -------       -------       -------       -------      -------         ------
Total
  distributions.....     (0.30)        (0.73)        (0.11)        (0.05)        (0.08)        (0.11)       (0.19)         (0.16)
                       -------       -------       -------       -------       -------       -------      -------         ------
Net asset value, end
  of year...........  $  13.39      $  13.78      $  11.86      $  13.42      $  12.64      $  13.05       $ 9.65        $ 10.59
                       =======       =======       =======       =======       =======       =======      =======         ======
Total return........     (0.57)%       22.42%       (10.77)%        6.56%        (2.59)%       36.48%       (7.35)%         7.20%++
                       =======       =======       =======       =======       =======       =======      =======         ======
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year
  (in 000's)........  $ 78,750      $ 93,198      $ 71,218      $ 56,491      $ 24,202      $ 11,857       $5,005        $ 3,572
Ratio of operating
  expenses to
  average net
  assets............      1.00%         1.01%         1.00%         1.01%         1.31%         1.48%        1.51%          3.23%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --            --            --          0.01%         0.04%         0.40%        1.51%          0.38%+
Ratio of net
  investment income
  to average net
  assets............      0.86%         1.42%         1.08%         0.52%         0.61%         0.94%        1.99%          0.94%+
Portfolio turnover
  rate..............       118%           81%          196%           29%           20%           31%          88%            54%
Average commission
  rate paid(a)......  $ 0.0592           N/A           N/A           N/A           N/A           N/A          N/A            N/A

------------------

   * The All-Growth Series commenced operations on January 24, 1989.
  ** Since July 1, 1994, Warburg, Pincus Counsellors, Inc. has served as Portfolio Manager for the All-Growth
     Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                         YEAR         YEAR         YEAR         YEAR         PERIOD
                                                        ENDED        ENDED        ENDED        ENDED          ENDED
                                                       12/31/96     12/31/95     12/31/94     12/31/93      12/31/92*
                                                       --------     --------     --------     --------      ---------
Net asset value, beginning of year...................  $  13.51     $  11.34     $  11.76     $  11.00       $ 10.00
                                                       --------     --------      -------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income................................      0.16         0.19         0.23         0.13          0.12
Net realized and unrealized gain/(loss) on
  investments........................................      2.57         3.22        (0.42)        0.78          1.00
                                                       --------     --------      -------      -------       -------
Total from investment operations.....................      2.73         3.41        (0.19)        0.91          1.12
                                                       --------     --------      -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income.................     (0.17)       (0.15)       (0.23)       (0.13)        (0.12)
Distributions from capital gains.....................     (1.01)       (1.09)          --        (0.02)           --
                                                       --------     --------      -------      -------       -------
Total distributions..................................     (1.18)       (1.24)       (0.23)       (0.15)        (0.12)
                                                       --------     --------      -------      -------       -------
Net asset value, end of year.........................  $  15.06     $  13.51     $  11.34     $  11.76       $ 11.00
                                                       ========     ========      =======      =======       =======
Total return.........................................     20.26%       30.16%       (1.59)%       8.31%        10.87%++
                                                       ========     ========      =======      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...................  $148,752     $122,227     $ 88,890     $ 87,219       $18,645
Ratio of operating expenses to average net assets....      1.00%        1.01%        1.00%        1.02%         0.91%+
Decrease reflected in above expense ratio due to
  expense limitations................................        --           --           --         0.04%         0.27%+
Ratio of net investment income to average net
  assets.............................................      1.12%        1.53%        1.96%        1.69%         2.06%+
Portfolio turnover rate..............................        64%          98%          84%          67%            6%
Average commission rate paid(a)......................  $ 0.0590          N/A          N/A          N/A           N/A

------------------

   * The Capital Appreciation Series commenced operations on May 4, 1992.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                              VALUE EQUITY SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                           YEAR          YEAR
                                                                                          ENDED          ENDED
                                                                                         12/31/96      12/31/95*
                                                                                         --------      ---------
Net asset value, beginning of year.....................................................  $  13.18       $ 10.00
                                                                                          -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................................      0.22          0.08
Net realized and unrealized gain on investments........................................      1.18          3.44
                                                                                          -------       -------
Total from investment operations.......................................................      1.40          3.52
                                                                                          -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income...................................................     (0.19)        (0.06)
Distributions from capital gains.......................................................     (0.47)        (0.28)
                                                                                          -------       -------
Total distributions....................................................................     (0.66)        (0.34)
                                                                                          -------       -------
Net asset value, end of year...........................................................  $  13.92       $ 13.18
                                                                                          =======       =======
Total return...........................................................................     10.62%        35.21%
                                                                                          =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).....................................................  $ 44,620       $28,830
Ratio of operating expenses to average net assets......................................      1.00%         1.01%
Ratio of net investment income to average net assets...................................      1.80%         1.53%
Portfolio turnover rate................................................................       131%           86%
Average commission rate paid(a)........................................................  $ 0.0575           N/A

------------------

   * The Value Equity Series commenced operations on January 3, 1995.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                    YEAR           YEAR          YEAR         PERIOD
                                                                    ENDED         ENDED         ENDED          ENDED
                                                                  12/31/96#      12/31/95      12/31/94      12/31/93*
                                                                  ---------      --------      --------      ---------
Net asset value, beginning of year..............................  $   13.30      $  10.22      $  10.30       $ 10.00
                                                                   --------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................................       0.14          0.13          0.14          0.01
Net realized and unrealized gain/(loss) on investments..........       2.61          3.04         (0.08)         0.30
                                                                   --------       -------       -------       -------
Total from investment operations................................       2.75          3.17          0.06          0.31
                                                                   --------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income............................      (0.13)        (0.09)        (0.14)        (0.01)
Distributions from capital gains................................      (0.11)           --            --            --
                                                                   --------       -------       -------       -------
Total distributions.............................................      (0.24)        (0.09)        (0.14)        (0.01)
                                                                   --------       -------       -------       -------
Net asset value, end of year....................................  $   15.81      $  13.30      $  10.22       $ 10.30
                                                                   ========       =======       =======       =======
Total return....................................................      20.65%        31.06%         0.59%         3.10%++
                                                                   ========       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..............................  $ 126,239      $ 81,210      $ 50,712       $14,430
Ratio of operating expenses to average net assets...............       1.00%         1.01%         1.00%         0.24%++
Ratio of net investment income to average net assets............       0.99%         1.24%         1.88%         0.34%++
Portfolio turnover rate.........................................         15%           43%           26%            3%
Average commission rate paid(a).................................  $  0.0600           N/A           N/A           N/A

------------------

   * The Rising Dividends Series commenced operations on October 4, 1993.
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                           YEAR          PERIOD
                                                                                          ENDED           ENDED
                                                                                        12/31/96##      12/31/95*
                                                                                        ----------      ---------
Net asset value, beginning of year....................................................   $  10.01        $ 10.00
                                                                                          -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................................       0.23           0.06
Net realized and unrealized gain/(loss) on investments................................       1.71          (0.03)#
                                                                                          -------         ------
Total from investment operations......................................................       1.94           0.03
                                                                                          -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................................................      (0.14)         (0.02)
Distributions from capital gains......................................................      (0.13)            --
                                                                                          -------         ------
Total distributions...................................................................      (0.27)         (0.02)
                                                                                          -------         ------
Net asset value, end of year..........................................................   $  11.68        $ 10.01
                                                                                          =======         ======
Total return..........................................................................      19.39%          0.33%++
                                                                                          =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)....................................................   $ 30,423        $ 8,067
Ratio of operating expenses to average net assets.....................................       1.00%          1.00%+
Ratio of net investment income to average net assets..................................       2.05%          4.04%+
Portfolio turnover rate...............................................................        133%            29%
Average commission rate paid(a).......................................................   $ 0.0269            N/A

------------------

   * The Strategic Equity Series commenced operations on October 2, 1995.
   + Annualized
  ++ Non-annualized
   # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.
  ## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            MANAGED GLOBAL SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                        YEAR           YEAR          YEAR          YEAR           PERIOD
                                                       ENDED           ENDED         ENDED         ENDED          ENDED
                                                    12/31/96***#     12/31/95#     12/31/94#     12/31/93#      12/31/92*#
                                                    ------------     ---------     ---------     ---------      ----------
Net asset value, beginning of year................    $   9.96        $  9.26       $ 10.67       $ 10.01        $  10.00
                                                     ---------       ---------     ---------     ---------      ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................        0.04           0.05          0.07          0.06            0.02
Net realized and unrealized gain/(loss) on
  investments.....................................        1.18           0.65         (1.48)         0.60           (0.01)
                                                     ---------       ---------     ---------     ---------      ---------
Total from investment operations..................        1.22           0.70         (1.41)         0.66            0.01
                                                     ---------       ---------     ---------     ---------      ---------
LESS DISTRIBUTIONS:
Dividends from net investment income..............          --             --            --            --              --
Distributions from capital gains..................       (0.05)            --            --            --              --
                                                     ---------       ---------     ---------     ---------      ---------
Total distributions...............................       (0.05)            --            --            --              --
                                                     ---------       ---------     ---------     ---------      ---------
Net asset value, end of year......................    $  11.13        $  9.96       $  9.26       $ 10.67        $  10.01
                                                     =========       =========     =========     =========      =========
Total return......................................       12.27%          7.56%       (13.21)%        6.59%           0.10%++
                                                     =========       =========     =========     =========      =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)................    $ 86,376        $72,375       $86,209       $88,477        $ 38,699
Ratio of operating expenses to average net
  assets..........................................        1.26%          1.26%         1.31%         1.69%           0.34%++
Decrease reflected in above expense ratio due to
  expense limitations.............................          --           0.09%         0.09%         0.03%             --
Ratio of net investment income to average net
  assets..........................................        0.39%          0.51%         0.69%         0.56%           0.28%++
Portfolio turnover rate...........................         141%            44%          N/A           N/A             N/A
Average commission rate paid(a)...................    $ 0.0222            N/A           N/A           N/A             N/A

------------------

   * The Managed Global Account of Separate Account D of Golden American Life Insurance Company (the "Account")
     commenced operations on October 21, 1992.
  ** Since July 1, 1994, Warburg, Pincus Counsellors, Inc. has served as Portfolio Manager of the Account. Prior to that date, a different firm served as Portfolio Manager.
 *** On September 3, 1996, the Account was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations (See
     Note 6).
  ++ Non-annualized
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                     YEAR          YEAR          YEAR         PERIOD
                                                                    ENDED         ENDED         ENDED          ENDED
                                                                   12/31/96      12/31/95      12/31/94      12/31/93*
                                                                   --------      --------      --------      ---------
Net asset value, beginning of year...............................  $   9.06      $  10.08      $  12.44       $ 10.00
                                                                    -------       -------       -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................................      0.04          0.04            --            --
Net realized and unrealized gain/(loss) on investments...........      0.62         (1.06)        (1.89)         2.44
                                                                    -------       -------       -------       -------
Total from investment operations.................................      0.66         (1.02)        (1.89)         2.44
                                                                    -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income.............................        --            --            --            --
Distributions from capital gains.................................        --         (0.00)#       (0.47)           --
                                                                    -------       -------       -------       -------
Total distributions..............................................        --         (0.00)        (0.47)           --
                                                                    -------       -------       -------       -------
Net asset value, end of year.....................................  $   9.72      $   9.06      $  10.08       $ 12.44
                                                                    =======       =======       =======       =======
Total return.....................................................      7.28%       (10.11)%      (15.18)%       24.40%++
                                                                    =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...............................  $ 51,510      $ 47,974      $ 65,224       $31,181
Ratio of operating expenses to average net assets................      1.55%         1.53%         1.73%         0.38%++
Ratio of net investment income to average net assets.............      0.38%         0.40%         0.03%         0.00%++
Portfolio turnover rate..........................................       136%          141%          106%            0%
Average commission rate paid(a)..................................  $ 0.0007           N/A           N/A           N/A

------------------

   * The Emerging Markets Series commenced operations on October 4, 1993.
  ++ Non-annualized
   # Amount represents less than $0.01 per share.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            NATURAL RESOURCES SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                      YEAR            YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                      ENDED          ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                    12/31/96        12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                   -----------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning
  of year........    $ 15.04        $  13.88      $  13.89      $   9.31      $ 10.46        $10.11       $ 11.89        $ 10.00
                     -------         -------       -------       -------      -------        ------       -------        -------
INCOME/(LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment
 income/(loss)...       0.05            0.15          0.13          0.07         0.14          0.13          0.13          (0.35)
Net realized and
  unrealized
  gain/(loss) on
  investments....       4.92            1.34          0.23          4.58        (1.15)         0.35         (1.78)          2.26
                     -------         -------       -------       -------      -------        ------       -------        -------
Total from
  investment
  operations.....       4.97            1.49          0.36          4.65        (1.01)         0.48         (1.65)          1.91
                     -------         -------       -------       -------      -------        ------       -------        -------
LESS
  DISTRIBUTIONS:
Dividends from
  net investment
  income.........      (0.07)          (0.13)        (0.13)        (0.07)       (0.14)        (0.13)        (0.13)            --
Distributions
  from capital
  gains..........      (2.09)          (0.20)        (0.24)           --           --            --            --          (0.02)
                     -------         -------       -------       -------      -------        ------       -------        -------
Total
 distributions...      (2.16)          (0.33)        (0.37)        (0.07)       (0.14)        (0.13)        (0.13)         (0.02)
                     -------         -------       -------       -------      -------        ------       -------        -------
Net asset value,
  end of year....    $ 17.85        $  15.04      $  13.88      $  13.89      $  9.31        $10.46       $ 10.11        $ 11.89
                     =======         =======       =======       =======      =======        ======       =======        =======
Total return.....      33.17%          10.69%         2.53%        49.93%       (9.81)%        4.70%       (13.84)%        18.96%++
                     =======         =======       =======       =======      =======        ======       =======        =======
RATIOS TO AVERAGE
  NET
  ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end
  of year (in
  000's).........    $43,903        $ 27,147      $ 32,879      $ 21,517      $ 2,916        $2,702       $ 2,552        $ 2,383
Ratio of
  operating
  expenses to
  average net
  assets.........       1.00%           1.01%         1.00%         1.05%        1.50%         1.50%         1.53%          5.46%+
Decrease
  reflected in
  above
  expense ratio
  due to
  expense
  limitations....         --              --            --          0.08%        0.89%         1.94%         1.93%          1.36%+
Ratio of net
  investment
  income/(loss)
  to average
  net assets.....       0.34%           0.89%         1.01%         1.03%        1.38%         1.21%         1.21%         (3.65)%+
Portfolio
  turnover
  rate...........         96%             24%           25%            5%          19%           39%           54%            22%
Average
  commission rate
  paid(a)........    $0.0252             N/A           N/A           N/A          N/A           N/A           N/A            N/A

------------------

   * The Natural Resources Series commenced operations on January 24, 1989.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                              REAL ESTATE SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR          YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                       ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                      --------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning of
  year..............  $  12.63      $  11.29      $  11.18      $   9.81       $ 9.02        $ 7.05       $  9.53        $ 10.00
                       -------       -------       -------       -------       ------         -----        ------          -----
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.70          0.75          0.60          0.32         0.52          0.42          0.50           0.05
Net realized and
  unrealized
  gain/(loss) on
  investments.......      3.70          1.12          0.11#         1.37#        0.79          1.97         (2.48)         (0.06)
                       -------       -------       -------       -------       ------         -----        ------          -----
Total from
  investment
  operations........      4.40          1.87          0.71          1.69         1.31          2.39         (1.98)         (0.01)
                       -------       -------       -------       -------       ------         -----        ------          -----
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.77)        (0.53)        (0.60)        (0.32)       (0.52)        (0.42)        (0.50)         (0.05)
Distributions from
  capital gains.....     (0.28)           --            --            --           --            --            --          (0.30)
Paid in Capital.....        --            --            --            --           --            --            --          (0.11)
                       -------       -------       -------       -------       ------         -----        ------          -----
Total
  distributions.....     (1.05)        (0.53)        (0.60)        (0.32)       (0.52)        (0.42)        (0.50)         (0.46)
                       -------       -------       -------       -------       ------         -----        ------          -----
Net asset value, end
  of year...........  $  15.98      $  12.63      $  11.29      $  11.18       $ 9.81        $ 9.02       $  7.05        $  9.53
                       =======       =======       =======       =======       ======         =====        ======          =====
Total return........     35.30%        16.59%         6.34%        17.27%       13.87%        34.06%       (20.78)%        (1.22)%++
                       =======       =======       =======       =======       ======         =====        ======          =====
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (in 000's)...  $ 51,135      $ 34,975      $ 37,336      $ 29,000       $3,739        $  710       $   320        $   670
Ratio of operating
  expenses to
  average net
  assets............      1.00%         1.01%         1.00%         1.04%        1.18%         1.53%         1.48%          5.79%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --            --            --          0.10%        1.79%        11.17%        10.80%          1.32%+
Ratio of net
  investment income
  to average net
  assets............      5.53%         5.79%         5.31%         4.69%        5.74%         5.00%         5.95%          0.55%+
Portfolio turnover
  rate..............        31%           53%           64%           38%          18%           54%           47%            83%
Average commission
  rate paid(a)......  $ 0.0647           N/A           N/A           N/A          N/A           N/A           N/A            N/A

------------------

   * The Real Estate Series commenced operations on January 24, 1989.
  ** Since January 1, 1995, E.I.I. Realty Securities, Inc. has served as Portfolio Manager for the Real Estate
     Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
   # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                             MARKET MANAGER SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                 YEAR          YEAR         PERIOD
                                                                                ENDED         ENDED          ENDED
                                                                               12/31/96      12/31/95      12/31/94*
                                                                               --------      --------      ---------
Net asset value, beginning of year...........................................   $12.03        $10.02        $ 10.00
                                                                                ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................................................     0.46          0.37           0.02
Net realized and unrealized gain on investments..............................     1.89          2.06           0.02
                                                                                ------        ------         ------
Total from investment operations.............................................     2.35          2.43           0.04
                                                                                ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income.........................................    (0.46)        (0.37)         (0.02)
Distributions from capital gains.............................................    (0.70)        (0.05)            --
                                                                                ------        ------         ------
Total distributions..........................................................    (1.16)        (0.42)         (0.02)
                                                                                ------        ------         ------
Net asset value, end of year.................................................   $13.22        $12.03        $ 10.02
                                                                                ======        ======         ======
Total return.................................................................    19.40%        24.33%          0.44%++
                                                                                ======        ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...........................................   $5,585        $5,952        $ 2,754
Ratio of operating expenses to average net assets............................     1.02%         0.89%            --
Decrease reflected in above expense ratio due to expense limitations.........       --          0.13%          0.13%++
Ratio of net investment income to average net assets.........................     3.06%         3.42%          0.65%++
Portfolio turnover rate......................................................        0%            5%            --

------------------

   * The Market Manager Series commenced operations on November 14, 1994.
  ++ Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR          YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                       ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                      --------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning of
  year..............  $  12.52      $  11.33      $  11.89      $  11.41      $  11.73      $  10.26      $  10.34       $ 10.00
                      --------      --------      --------      --------      --------       -------       -------       -------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.56          0.58          0.42          0.24          0.42          0.49          0.57          0.58
Net realized and
  unrealized
  gain/(loss)
  on investments....      0.52          1.56         (0.56)         1.03         (0.18)         1.57         (0.08)         0.44
                      --------      --------      --------      --------      --------       -------       -------       -------
Total from
  investment
  operations........      1.08          2.14         (0.14)         1.27          0.24          2.06          0.49          1.02
                      --------      --------      --------      --------      --------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.58)        (0.45)        (0.42)        (0.24)        (0.42)        (0.49)        (0.57)        (0.58)
Distributions from
  capital gains.....     (0.61)        (0.50)           --         (0.55)        (0.14)        (0.10)           --         (0.10)
                      --------      --------      --------      --------      --------       -------       -------       -------
Total
  distributions.....     (1.19)        (0.95)        (0.42)        (0.79)        (0.56)        (0.59)        (0.57)        (0.68)
                      --------      --------      --------      --------      --------       -------       -------       -------
Net asset value, end
  of year...........  $  12.41      $  12.52      $  11.33      $  11.89      $  11.41      $  11.73      $  10.26       $ 10.34
                      ========      ========      ========      ========      ========       =======       =======       =======
Total return........      8.77%        18.93%        (1.18)%       11.13%         1.88%        20.02%         4.74%         8.92%++
                      ========      ========      ========      ========      ========       =======       =======       =======
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year
  (in 000's)........  $272,791      $307,691      $299,392      $274,231      $116,040      $ 58,578      $ 24,347       $15,513
Ratio of operating
  expenses to
  average net
  assets............      1.00%         1.01%         1.00%         1.01%         1.09%         1.33%         1.24%         2.35%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --            --            --          0.03%         0.10%         0.13%         0.68%         0.09%+
Ratio of net
  investment income
  to average
  net assets........      3.86%         4.42%         3.56%         2.75%         3.65%         4.43%         5.73%         6.52%+
Portfolio turnover
  rate..............       158%          187%          291%          348%           93%           70%          162%          115%
Average commission
  rate paid(a)......  $ 0.0593           N/A           N/A           N/A           N/A           N/A           N/A           N/A

------------------

   * The Multiple Allocation Series commenced operations on January 24, 1989.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                             FULLY MANAGED SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR          YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                       ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                      --------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning of
  year..............  $  13.79      $  11.70      $  12.99      $  12.43      $  11.94      $   9.51       $10.16        $ 10.00
                      --------      --------       -------      --------       -------       -------       ------         ------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.56          0.45          0.35          0.19          0.28          0.29         0.33           0.28
Net realized and
  unrealized
  gain/(loss) on
  investments.......      1.69          1.98         (1.29)         0.75          0.49          2.43        (0.65)          0.16
                      --------      --------       -------      --------       -------       -------       ------         ------
Total from
  investment
  operations........      2.25          2.43         (0.94)         0.94          0.77          2.72        (0.32)          0.44
                      --------      --------       -------      --------       -------       -------       ------         ------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.56)        (0.34)        (0.35)        (0.19)        (0.28)        (0.29)       (0.33)         (0.28)
Distributions from
  capital gains.....     (0.66)           --            --         (0.19)           --            --           --             --
                      --------      --------       -------      --------       -------       -------       ------         ------
Total
  distributions.....     (1.22)        (0.34)        (0.35)        (0.38)        (0.28)        (0.29)       (0.33)         (0.28)
                      --------      --------       -------      --------       -------       -------       ------         ------
Net asset value, end
  of year...........  $  14.82      $  13.79      $  11.70      $  12.99      $  12.43      $  11.94       $ 9.51        $ 10.16
                      ========      ========       =======      ========       =======       =======       ======         ======
Total return........     16.36%        20.80%        (7.27)%        7.59%         6.23%        28.93%       (3.18)%         3.90%++
                      ========      ========       =======      ========       =======       =======       ======         ======
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (in 000's)...  $136,660      $118,589      $ 99,854      $108,690      $ 37,696      $ 10,031       $5,426        $ 5,443
Ratio of operating
  expenses to
  average net
  assets............      1.00%         1.01%         1.00%         1.01%         1.04%         1.50%        1.52%          2.69%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --            --            --          0.04%         0.20%         0.68%        1.27%          0.19%+
Ratio of net
  investment income
  to average net
  assets............      3.83%         3.41%         2.62%         2.12%         2.38%         2.71%        3.38%          3.07%+
Portfolio turnover
  rate..............        45%          113%           66%           55%           27%           68%         100%           196%
Average commission
  rate paid(a)......  $ 0.0597           N/A           N/A           N/A           N/A           N/A          N/A            N/A

------------------

   * The Fully Managed Series commenced operations on January 24, 1989.
  ** Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed
     Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                         LIMITED MATURITY BOND SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                       YEAR           YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                       ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                     12/31/96#      12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                     ---------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning of
  year.............   $ 11.15       $   9.98      $  10.62      $  10.43      $  10.54      $  10.15       $10.16        $ 10.00
                      -------        -------       -------       -------       -------       -------       ------         ------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income...........      0.59           0.60          0.51          0.40          0.60          0.68         0.72           0.74
Net realized and
  unrealized
  gain/(loss) on
  investments......     (0.13)          0.57         (0.64)         0.23         (0.11)         0.42           --           0.19
                      -------        -------       -------       -------       -------       -------       ------         ------
Total from
  investment
  operations.......      0.46           1.17         (0.13)         0.63          0.49          1.10         0.72           0.93
                      -------        -------       -------       -------       -------       -------       ------         ------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income...........     (1.15)            --         (0.51)        (0.40)        (0.60)        (0.68)       (0.72)         (0.74)
Distributions from
  capital gains....     (0.03)            --            --         (0.04)           --         (0.03)       (0.01)         (0.03)
                      -------        -------       -------       -------       -------       -------       ------         ------
Total
  distributions....     (1.18)            --         (0.51)        (0.44)        (0.60)        (0.71)       (0.73)         (0.77)
                      -------        -------       -------       -------       -------       -------       ------         ------
Net asset value,
  end of year......   $ 10.43       $  11.15      $   9.98      $  10.62      $  10.43      $  10.54       $10.15        $ 10.16
                      =======        =======       =======       =======       =======       =======       ======         ======
Total return.......      4.32%         11.72%        (1.19)%        6.20%         4.84%        11.27%        7.87%          9.69%++
                      =======        =======       =======       =======       =======       =======       ======         ======
RATIOS TO AVERAGE
  NET
ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (in
  000's)...........   $81,317       $ 90,081      $ 72,213      $ 72,219      $ 40,213      $ 16,144       $8,321        $ 2,631
Ratio of operating
  expenses to
  average net
  assets...........      0.61%          0.61%         0.60%         0.61%         0.72%         0.87%        0.81%          1.11%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations......        --             --            --          0.04%         0.27%         0.89%        2.09%          3.22%+
Ratio of net
  investment income
  to average net
  assets...........      5.33%          5.58%         4.73%         4.64%         5.71%         6.58%        7.47%          8.56%+
Portfolio turnover
  rate.............       250%           302%          209%          115%           63%          465%         373%           354%

------------------

   * The Limited Maturity Bond Series commenced operations on January 24, 1989.
  ** Since August 13, 1996, Equitable Investment Services, Inc. has served as Portfolio Manager for the Limited
     Maturity Bond Series. Prior to that date different firms served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                             LIQUID ASSET SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                             YEAR           YEAR         YEAR         YEAR         YEAR         YEAR         YEAR        PERIOD
                             ENDED         ENDED        ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                           12/31/96       12/31/95     12/31/94     12/31/93     12/31/92     12/31/91     12/31/90     12/31/89*
                          -----------     --------     --------     --------     --------     --------     --------     ---------
Net asset value,
  beginning of year......   $  1.00       $   1.00     $   1.00     $   1.00     $   1.00     $  1.00      $  1.00       $  1.00
                            -------        -------      -------      -------      -------     -------      -------       -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income....     0.049          0.054        0.040        0.030        0.030       0.050        0.070         0.080
                            -------        -------      -------      -------      -------     -------      -------       -------
Total from investment
  operations.............     0.049          0.054        0.040        0.030        0.030       0.050        0.070         0.080
                            -------        -------      -------      -------      -------     -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income......    (0.049)        (0.054)      (0.040)      (0.030)      (0.030)     (0.050)      (0.070)       (0.080)
                            -------        -------      -------      -------      -------     -------      -------       -------
Total distributions......    (0.049)        (0.054)      (0.040)      (0.030)      (0.030)     (0.050)      (0.070)       (0.080)
                            -------        -------      -------      -------      -------     -------      -------       -------
Net asset value, end of
  year...................   $  1.00       $   1.00     $   1.00     $   1.00     $   1.00     $  1.00      $  1.00       $  1.00
                            =======        =======      =======      =======      =======     =======      =======       =======
Total return.............      5.01%          5.51%        3.89%        2.64%        3.13%       5.66%        7.75%         7.67%++
                            =======        =======      =======      =======      =======     =======      =======       =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of year
  (in 000's).............   $39,096       $ 38,589     $ 46,122     $ 16,808     $ 13,206     $ 9,790      $ 8,709       $ 2,352
Ratio of operating
  expenses to average net
  assets.................      0.61%          0.61%        0.61%        0.61%        0.74%       0.76%        0.66%         0.90%+
Decrease reflected in
  above expense ratio due
  to expense
  limitations............        --             --           --         0.08%        0.50%       1.01%        1.84%         3.26%+
Ratio of net investment
  income to average net
  assets.................      4.89%          5.39%        3.89%        2.60%        3.04%       5.48%        7.56%         8.99%+

------------------

   * The Liquid Assets Series commenced operations on January 24, 1989.
  ** Since August 13, 1996, Equitable Investment Services, Inc. has served as Portfolio Manager for the Liquid
     Asset Series. Prior to that date different firms served as Portfolio Manager.
   + Annualized
  ++ Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                                SMALL CAP SERIES

                               DECEMBER 31, 1996

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
   COMMON STOCKS -- 93.3%
     ADVERTISING -- 0.3%
       5,000   Universal Outdoor Holdings Inc.+......   $   117,500
                                                         ----------
   AEROSPACE/DEFENSE -- 2.6%
      10,000   BE Aerospace Inc.+....................       271,250
      14,600   Greenwich Air Services, Class B+......       324,850
      12,900   Wyman-Gordon Company+.................       287,025
                                                         ----------
                                                            883,125
                                                         ----------
   AGRICULTURE -- 0.4%
       4,250   Delta & Pine Land Company.............       136,000
                                                         ----------
   APPAREL -- 4.0%
       9,500   Designer Holdings Ltd.+...............       153,187
      10,000   Gymboree Corporation+.................       228,750
      12,500   Harold's Stores Inc. .................       179,687
       9,000   Jones Apparel Group+..................       336,375
       5,000   Nautica Enterprises Inc.+.............       126,250
       4,000   St John Knits Inc. ...................       174,000
       3,600   Tommy Hilfiger Corporation+...........       172,800
                                                         ----------
                                                          1,371,049
                                                         ----------
   AUTOMOBILE EQUIPMENT -- 0.6%
       9,200   Cross Continent Auto Retail Inc.+.....       192,050
                                                         ----------
   BIO TECHNOLOGY -- 4.4%
       2,500   BioChem Pharmaceuticals Inc.+.........       125,625
      18,000   CellPro Inc.+.........................       225,000
       5,700   DeKalb Genetics Corporation, Class B..       290,700
       7,500   INCYTE Pharmaceuticals Inc.+..........       386,250
      14,000   Serologicals Inc.+....................       495,250
                                                         ----------
                                                          1,522,825
                                                         ----------
   BROADCASTING/COMMUNICATIONS -- 0.6%
       7,400   CKS Group Inc.+.......................       206,275
                                                         ----------
   CAPITAL GOODS -- 0.5%
       3,700   Atlas Air Inc.+.......................       176,675
                                                         ----------
   COMMERCIAL SERVICES -- 4.3%
       5,900   Access Health Inc.+...................       264,025
      23,600   Fine Host Corporation+................       454,300
      12,000   Loewen Group Inc. ....................       469,500
      16,000   PMT Services Inc.+....................       280,000
                                                         ----------
                                                          1,467,825
                                                         ----------
   COMMUNICATIONS -- 5.1%
       3,600   Cascade Communications Corporation+...       198,450
       5,500   Glenayre Technologies Inc.+...........       118,594
       6,000   LCI International Inc.+...............       129,000
      13,000   PictureTel Corporation+...............       338,000
      12,600   Powerwave Technologies Inc.+..........       184,275
      10,000   Saville Systems (Ireland), ADR+.......       406,250
      10,000   Tellabs, Inc.+........................       376,250
                                                         ----------
                                                          1,750,819
                                                         ----------
   COMPUTER RESEARCH -- 0.7%
      11,000   FactSet Research Systems Inc.+........       231,000
                                                         ----------
   COMPUTER SERVICES -- 4.7%
      16,000   Acxiom Corporation+...................       384,000
      16,000   Employee Solutions Inc.+..............       328,000
      11,000   Keane Inc.+...........................       349,250
       3,500   National Data Corporation.............       152,250
      16,000   Whitman-Hart Inc.+....................       410,000
                                                         ----------
                                                          1,623,500
                                                         ----------
   COMPUTER SOFTWARE -- 14.1%
       9,100   Auspex Systems Inc.+..................       105,787
       3,800   CBT Group PLC, ADR+...................       206,150
       7,700   Citrix Systems, Inc.+.................       300,781

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
 COMPUTER SOFTWARE -- (CONTINUED)
       7,600   Compuware Corporation+................   $   380,950
       7,500   Forrester Research Inc.+..............       193,125
       3,300   HBO & Company.........................       195,937
               Infinity Financial Technology,
      10,000   Inc.+.................................       172,500
      10,000   Information Management Resources+.....       211,250
      19,000   Informix Corporation+.................       387,125
      17,200   Integrated Systems+...................       447,200
      18,000   Medic Computer Systems Inc.+..........       725,625
      10,000   Metromail Corporation+................       182,500
       6,000   Parametric Technology+................       308,250
      17,000   S3 Incorporated+......................       276,250
      21,600   Structural Dynamics Research+.........       432,000
      12,100   Systemsoft Corporation+...............       179,988
       9,900   The Learning Company Inc.+............       142,312
                                                         ----------
                                                          4,847,730
                                                         ----------
   COMPUTER TECHNOLOGIES -- 5.3%
       7,400   Adaptec Inc.+.........................       296,000
      11,600   Checkpoint Systems Inc.+..............       287,100
       7,200   Digital Microwave Corporation+........       200,700
      12,800   Jabil Circuit Inc.+...................       512,000
      12,000   VideoServer Inc.+.....................       510,000
                                                         ----------
                                                          1,805,800
                                                         ----------
   COMPUTERS AND OFFICE EQUIPMENT -- 5.7%
       8,500   Ascend Communications Inc.+...........       528,063
       6,000   Cisco Systems, Inc.+..................       381,750
       3,800   Network Appliance Inc.+...............       193,325
      38,000   Raster Graphics Inc.+.................       451,250
       5,400   3Com Corporation+.....................       396,225
                                                         ----------
                                                          1,950,613
                                                         ----------
   CONSUMER GOODS -- DURABLES -- 0.7%
       6,700   G & K Services Inc....................       252,925
                                                         ----------
   ELECTRONICS -- 2.7%
       7,000   Electronics for Imaging+..............       575,750
       7,000   Uniphase Corporation+.................       367,500
                                                         ----------
                                                            943,250
                                                         ----------
   ENVIRONMENTAL CONTROL -- 1.6%
      16,400   United Waste Systems Inc.+............       563,750
                                                         ----------
   FINANCE -- 1.6%
      20,200   The Money Store Inc. .................       558,025
                                                         ----------
   FOOD AND BEVERAGES -- 0.5%
      10,900   United Natural Foods Inc.+............       185,300
                                                         ----------
   HEALTH CARE -- 1.7%
       9,000   Clintrials Research Inc.+.............       204,750
       9,600   ESC Medical Systems Ltd.+.............       244,800
       8,300   Physician Sales & Services Inc.+......       119,313
                                                         ----------
                                                            568,863
                                                         ----------
   HEALTH MAINTENANCE -- 0.9%
       9,500   Omnicare Inc. ........................       305,188
                                                         ----------
   INDUSTRIAL EQUIPMENT -- 0.9%
      10,000   Waters Corporation+...................       303,750
                                                         ----------
   LEISURE ENTERTAINMENT -- 2.2%
      11,100   Cinar Films Inc., Class B+............       288,600
      17,200   International Game Technology.........       313,900
       8,900   Macromedia Inc.+......................       160,200
                                                         ----------
                                                            762,700
                                                         ----------
   MEDICAL SERVICES -- 3.8%
       7,200   CompDent Corporation+.................       253,800
       6,000   Lincare Holding Inc.+.................       246,000
       8,050   PhyCor Inc.+..........................       228,419

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                                SMALL CAP SERIES

                               DECEMBER 31, 1996

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
COMMON STOCKS -- (CONTINUED)
 MEDICAL SERVICES -- (CONTINUED)
      10,100   QuickResponse Services Inc.+..........   $   287,850
               Quintiles Transnational
       4,300   Corporation+..........................       284,875
                                                         ----------
                                                          1,300,944
                                                         ----------
 MEDICAL SUPPLIES -- 6.9%
      34,200   Conmed Corporation+...................       701,100
       5,500   Heartport Inc.+.......................       125,813
      30,800   Hologic Inc.+.........................       762,300
       6,300   Mentor Corporation....................       185,850
       5,000   STERIS Corporation+...................       217,500
       8,900   Target Therapeutics Inc.+.............       373,800
                                                         ----------
                                                          2,366,363
                                                         ----------
 METALS -- 0.4%
       4,300   Titanium Metals Corporation+..........       141,362
                                                         ----------
 PAPER AND FOREST PRODUCTS -- 1.2%
       9,600   Sealed Air Corporation+...............       399,600
                                                         ----------
 POLLUTION CONTROL -- 1.2%
      13,000   USA Waste Services Inc.+..............       414,375
                                                         ----------
 RESTAURANTS AND LODGING -- 1.7%
      22,200   Lone Star Steakhouse & Saloon+........       593,850
                                                         ----------
 RETAIL -- 5.9%
       4,700   Borders Group Inc.+...................       168,612
       5,200   Gucci Group NY........................       332,150
       9,900   PetSmart Inc.+........................       216,562
      20,700   Sports Authority Inc.+................       450,225
       7,700   Stage Stores Inc.+....................       140,525
       7,500   The Men's Wearhouse Inc.+.............       183,750
       6,400   Tiffany & Company.....................       234,400
       6,500   TJX Companies Inc. ...................       307,938
                                                         ----------
                                                          2,034,162
                                                         ----------
 SEMICONDUCTORS -- 3.8%
      10,000   Altera Corporation+...................       726,875
      15,200   DSP Communications+...................       294,500
       8,200   Xilinx Inc.+..........................       301,863
                                                         ----------
                                                          1,323,238
                                                         ----------

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
 TRANSPORTATION/SERVICES -- 2.3%
      15,000   Coach USA Inc.+.......................   $   435,000
       9,500   Rural/Metro Corporation+..............       342,000
                                                         ----------
                                                            777,000
                                                         ----------
               Total Common Stocks
               (Cost $29,465,201)....................    32,077,431
                                                         ----------

 PRINCIPAL
  AMOUNT
-----------
 COMMERCIAL PAPER -- 6.1%
$   300,000    Baltimore Gas & Electric Company,
                 5.850%++ due 01/07/1997..............        299,707
  1,300,000    KZH Holdings,
                 6.150%++ due 01/06/1997..............      1,298,890
    100,000    Merrill Lynch & Company Inc.,
                 5.550%++ due 01/02/1997..............         99,985
    400,000    Rose Funding,
                 6.200%++ due 01/10/1997..............        399,380
               Total Commercial Paper
                 (Cost $2,097,962)....................      2,097,962
TOTAL INVESTMENTS (COST $31,563,163*).........    99.4%    34,175,393
OTHER ASSETS AND LIABILITIES (NET)............     0.6        189,325
                                                 -----    -----------
NET ASSETS....................................   100.0%   $34,364,718
                                                 =====    ===========

----------------------
* Aggregate cost for Federal tax purposes was $31,719,691.
+ Non-income producing security.
++ Annualized yield at date of purchase (unaudited).

                               GLOSSARY OF TERMS

ADR     -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                               ALL-GROWTH SERIES

                               DECEMBER 31, 1996

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
COMMON STOCKS -- 97.8%
 AEROSPACE/DEFENSE -- 11.0%
       9,000   AlliedSignal Inc. ....................   $   603,000
      30,000   General Motors Corporation, Class H...     1,687,500
     130,000   GRC International Inc.+...............     1,056,250
      50,000   Litton Industries, Inc.+..............     2,381,250
      13,000   Lockheed Martin Corporation...........     1,189,500
      20,000   Loral Space & Communications+.........       367,500
      32,000   Sundstrand Corporation................     1,360,000
                                                         ----------
                                                          8,645,000
                                                         ----------
 BANKS -- 19.1%
      29,000   BankAmerica Corporation...............     2,892,750
      65,000   Bank of New York Company, Inc. .......     2,193,750
      25,000   Bankers Trust New York Corporation....     2,156,250
      30,000   Chase Manhattan Corporation...........     2,677,500
      10,000   Morgan (J.P.) & Company, Inc. ........       976,250
      53,000   PNC Bank Corporation..................     1,994,125
       8,000   Wells Fargo & Company.................     2,158,000
                                                         ----------
                                                         15,048,625
                                                         ----------
 BUSINESS SERVICES -- 0.9%
      20,000   First Data Corporation................       730,000
                                                         ----------
 COMPUTER INDUSTRY -- 9.8%
      89,000   Amdahl Corporation+...................     1,079,125
      13,000   Hewlett-Packard Company...............       653,250
      60,000   Honeywell, Inc. ......................     3,945,000
      21,000   Informix Corporation+.................       427,875
      30,000   Newbridge Networks Corporation+.......       847,500
      30,000   Sun Microsystems, Inc.+...............       770,625
                                                         ----------
                                                          7,723,375
                                                         ----------
 CONGLOMERATES -- 2.4%
      96,920   Westinghouse Electric Corporation.....     1,926,285
                                                         ----------
 CONSUMER GOODS -- DURABLES -- 3.2%
      65,000   Ford Motor Company....................     2,071,875
       8,000   General Motors Corporation............       446,000
                                                         ----------
                                                          2,517,875
                                                         ----------
 ELECTRONICS -- 0.8%
      21,000   VeriFone, Inc.+.......................       619,500
                                                         ----------
 FINANCIAL SERVICES -- 17.9%
      38,000   Aetna Life & Casualty.................     3,040,000
      50,000   Capital One Financial Corporation.....     1,806,250
      70,000   Charles Schwab Corporation............     2,240,000
      10,000   Chubb Corporation.....................       537,500
      10,000   Federal National Mortgage
               Association...........................       372,500
      26,000   Student Loan Marketing Association
                 (Voting)............................     2,421,250
      30,000   TIG Holdings, Inc. ...................     1,016,250
       7,000   Transamerica Corporation..............       553,875
     100,000   USF&G Corporation.....................     2,087,500
                                                         ----------
                                                         14,075,125
                                                         ----------
 HEALTH CARE SERVICES -- 8.0%
      38,000   Allergan, Inc. .......................     1,353,750
      75,000   ALZA Corporation+.....................     1,940,625
      30,000   Baxter International Inc. ............     1,230,000
      36,000   Biomet, Inc. .........................       544,500
      42,000   Humana, Inc.+.........................       803,250
      21,000   Nellcor Puritan Bennett Inc.+.........       459,375
                                                         ----------
                                                          6,331,500
                                                         ----------

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
 INDUSTRIAL MANUFACTURING AND PROCESSING -- 5.6%
      50,000   Corning Inc. .........................   $ 2,312,500
      65,000   Inco Ltd. ............................     2,071,875
                                                         ----------
                                                          4,384,375
                                                         ----------
 LEISURE ENTERTAINMENT -- 2.6%
      95,000   Mirage Resorts, Inc.+.................     2,054,375
                                                         ----------
 MEDIA -- COMMUNICATION -- 0.6%
      70,000   Spelling Entertainment Group, Inc.+...       516,250
                                                         ----------
 OIL SERVICES -- 5.3%
      68,000   Baker Hughes Inc. ....................     2,346,000
      30,000   Halliburton Company...................     1,807,500
                                                         ----------
                                                          4,153,500
                                                         ----------
 PHARMACEUTICALS -- 0.6%
      35,000   Columbia Laboratories, Inc.+..........       507,500
                                                         ----------
 RESTAURANTS AND LODGING -- 1.2%
      21,000   ITT Corporation+......................       910,875
                                                         ----------
 RETAIL -- 0.9%
      39,000   Staples, Inc.+........................       704,437
                                                         ----------
 TELECOMMUNICATIONS -- 6.7%
      30,000   Bay Networks Inc.+....................       626,250
      70,000   DSC Communications Corporation+.......     1,251,250
      25,000   General Instrument Corporation+.......       540,625
      16,000   Globalstar Telecommunications Ltd.
               ORD+..................................     1,008,000
      18,000   Lucent Technologies, Inc. ............       832,500
      25,000   QUALCOMM, Inc.+.......................       996,875
                                                         ----------
                                                          5,255,500
                                                         ----------
 TRANSPORTATION -- 1.2%
      42,000   Southwest Airlines Company............       929,250
                                                         ----------
               Total Common Stocks
               (Cost $65,719,141)....................    77,033,347
                                                         ----------

TOTAL INVESTMENTS (COST $65,719,141*)..........   97.8%    77,033,347
                                                          -----------
 INVESTMENTS SOLD SHORT -- (0.4)%
          COMMON STOCKS -- (0.4)%
   MEDICAL TECHNOLOGIES -- (0.1)%
     (6,250)    Quest Diagnostics Inc.+...............        (94,531)
                                                          -----------
 PHARMACEUTICALS -- (0.3)%
    (12,500)    Covance Inc.+.........................       (262,500)
                                                          -----------
                Total Investments Sold Short
                  (Contract amount $369,093)...   (0.4)      (357,031)
                                                          -----------
OTHER ASSETS AND LIABILITIES (NET).............    2.6      2,073,629
                                                 -----    -----------
NET ASSETS.....................................  100.0%   $78,749,945
                                                 =====    ===========

----------------------
* Aggregate cost for Federal tax purposes was $65,721,522.

+ Non-income producing security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES

                               DECEMBER 31, 1996

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
COMMON STOCKS -- 94.9%
 AEROSPACE/DEFENSE -- 6.2%
      47,100   AlliedSignal Inc. ....................   $ 3,155,700
      36,900   Burlington Northern Santa Fe..........     3,187,238
      30,000   Textron, Inc. ........................     2,827,500
                                                         ----------
                                                          9,170,438
                                                         ----------
 AUTOMOTIVE -- 2.2%
      61,200   Chrysler Corporation..................     2,019,600
      39,000   Ford Motor Company....................     1,243,125
                                                         ----------
                                                          3,262,725
                                                         ----------
 BANKS -- 8.7%
      30,500   BankAmerica Corporation...............     3,042,375
       4,400   Barnett Banks, Inc. ..................       180,950
      35,168   Chase Manhattan Corporation...........     3,138,744
      21,500   First Union Corporation...............     1,591,000
      34,500   NationsBank Corporation...............     3,372,375
      37,900   Norwest Corporation...................     1,648,650
                                                         ----------
                                                         12,974,094
                                                         ----------
 BUILDING -- 3.6%
      40,000   Felcor Suite Hotels, Inc..............     1,415,000
      62,288   Simon DeBartolo Group, Inc. ..........     1,930,928
      35,000   Starwood Lodging Trust................     1,929,375
                                                         ----------
                                                          5,275,303
                                                         ----------
 COMMODITIES -- 8.3%
      22,600   Aluminum Company of America...........     1,440,750
      54,800   Grace (W.R.) & Company................     2,835,900
      45,000   Hercules, Inc. .......................     1,946,250
      43,000   Monsanto Company......................     1,671,625
      27,100   PPG Industries Inc. ..................     1,520,987
      37,400   Praxair Inc. .........................     1,725,075
      30,000   Union Carbide Corporation.............     1,226,250
                                                         ----------
                                                         12,366,837
                                                         ----------
 CONSUMER STAPLES -- 3.2%
      30,000   Avon Products, Inc. ..................     1,713,750
      40,000   Gillette Company......................     3,110,000
                                                         ----------
                                                          4,823,750
                                                         ----------
 CYCLICALS -- NON DURABLES -- 4.2%
     107,250   CUC International Inc.+...............     2,547,187
      39,800   HFS Inc.+.............................     2,378,050
      48,000   Hilton Hotels Corporation.............     1,254,000
                                                         ----------
                                                          6,179,237
                                                         ----------
 ELECTRICAL EQUIPMENT -- 1.1%
      25,000   Honeywell Inc. .......................     1,643,750
                                                         ----------
 ELECTRONICS -- 3.4%
      20,000   Intel Corporation.....................     2,618,750
      60,000   Thermo Electron Corporation...........     2,475,000
                                                         ----------
                                                          5,093,750
                                                         ----------
 ENTERTAINMENT -- 1.9%
      82,200   Comcast Corporation, Class A, Special
               Shares   (Non-Voting).................     1,464,187
      36,100   Time Warner Inc. .....................     1,353,750
                                                         ----------
                                                          2,817,937
                                                         ----------
 FINANCIAL SERVICES -- 3.6%
      70,334   First Data Corporation................     2,567,191
      30,000   Student Loan Marketing Association
               (Voting)..............................     2,793,750
                                                         ----------
                                                          5,360,941
                                                         ----------
 INFORMATION PROCESSING -- 8.9%
      23,100   Cascade Communications Corporation+...     1,273,388
      36,500   Compaq Computer Corporation+..........     2,710,125
      52,500   Computer Associates International
               Inc. .................................     2,611,875
      30,000   Fore Systems Inc.+....................       986,250
      20,000   HBO & Company.........................     1,187,500

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
 INFORMATION PROCESSING -- (CONTINUED)
      19,600   Microsoft Corporation+................   $ 1,619,450
      38,600   3Com Corporation+.....................     2,832,275
                                                         ----------
                                                         13,220,863
                                                         ----------
 INSURANCE -- 4.8%
      60,373   Allstate Corporation..................     3,494,087
      20,700   Household International Inc. .........     1,909,575
      40,000   Travelers Group Inc. .................     1,815,000
                                                         ----------
                                                          7,218,662
                                                         ----------
 MACHINERY -- 2.4%
     108,000   WMX Technologies, Inc. ...............     3,523,500
                                                         ----------
 PETROLEUM -- 4.0%
      19,500   Amoco Corporation.....................     1,574,625
      11,900   Mobil Corporation.....................     1,454,775
      14,900   Texaco Inc. ..........................     1,462,063
      45,200   Ultramar Diamond Shamrock
               Corporation...........................     1,429,450
                                                         ----------
                                                          5,920,913
                                                         ----------
 PHARMACEUTICALS -- 12.3%
      30,000   Boston Scientific Corporation+........     1,800,000
      72,800   Johnson & Johnson.....................     3,621,800
      20,000   Lilly (Eli) & Company.................     1,460,000
      50,400   Medtronic Inc. .......................     3,427,200
      51,600   Merck & Company Inc. .................     4,089,300
      29,300   Schering-Plough Corporation...........     1,897,175
      26,400   Warner-Lambert Company................     1,980,000
                                                         ----------
                                                         18,275,475
                                                         ----------
 RESTAURANTS -- 1.0%
      40,000   Boston Chicken Inc.+..................     1,435,000
                                                         ----------
 RETAIL -- 5.7%
      79,500   Dayton Hudson Corporation.............     3,120,375
      48,000   Home Depot Inc. ......................     2,406,000
      63,500   Sears, Roebuck & Company..............     2,928,938
                                                         ----------
                                                          8,455,313
                                                         ----------
 TELECOMMUNICATIONS -- 3.6%
      45,000   AT&T Corporation......................     1,957,500
      75,000   GTE Corporation.......................     3,412,500
                                                         ----------
                                                          5,370,000
                                                         ----------
 TOBACCO -- 2.5%
      33,300   Philip Morris Companies Inc. .........     3,779,550
                                                         ----------
 UTILITY -- 3.3%
      44,100   CMS Energy Corporation................     1,482,863
     100,000   Edison International..................     1,987,500
      65,100   Southern Company......................     1,472,887
                                                         ----------
                                                          4,943,250
                                                         ----------
               Total Common Stocks
               (Cost $111,788,733)...................   141,111,288
                                                         ----------

 PRINCIPAL
   AMOUNT
------------
 U.S. TREASURY OBLIGATION -- 5.0%
  Cost $7,466,763)
  U.S. TREASURY BILL:
  $7,526,000    4.920%++ due 03/20/1997..............       7,446,065
TOTAL INVESTMENTS (COST $119,255,496*)........   99.9%    148,557,353
OTHER ASSETS AND LIABILITIES (NET)............    0.1         195,145
                                                -------   -----------
NET ASSETS....................................  100.0%   $148,752,498
                                                =====    ============

----------------------

* Aggregate cost for Federal tax purposes was $119,256,348.
+ Non-income producing security.
++ Annualized yield at date of purchase (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                              VALUE EQUITY SERIES

                               DECEMBER 31, 1996

                                                           VALUE
  SHARES                                                 (NOTE 1)
-----------                                             -----------
 COMMON STOCKS -- 86.3%
   AEROSPACE/DEFENSE -- 3.7%
     15,000   General Motors Corporation, Class H....   $   843,750
     12,400   United Technologies Corporation........       818,400
                                                        -----------
                                                          1,662,150
                                                        -----------
 AUTOMOTIVE -- 1.1%
     16,000   Ford Motor Company.....................       510,000
                                                        -----------
 BANKS -- 2.5%
     12,300   Chase Manhattan Corporation............     1,097,775
                                                        -----------
 CHEMICALS -- 2.1%
     10,000   du Pont (E.I.) de Nemours & Company ...       943,750
                                                        -----------
 COMMUNICATION AND INFORMATION -- 5.3%
     25,000   Atmel Corporation+.....................       828,125
      9,000   Cognizant Corporation..................       297,000
     24,800   Hewlett Packard Company................     1,246,200
                                                        -----------
                                                          2,371,325
                                                        -----------
 ELECTRONICS -- 3.4%
     38,000   Philips Electronics NV.................     1,520,000
                                                        -----------
 FINANCIAL SERVICES -- 2.0%
      9,500   Student Loan Marketing Association
                (Voting).............................       884,688
                                                        -----------
 HARDWARE AND TOOLS -- 2.9%
     42,500   Black & Decker Corporation.............     1,280,312
                                                        -----------
 HEALTH CARE -- 1.9%
     45,500   Humana, Inc.+..........................       870,188
                                                        -----------
 HOUSEHOLD PRODUCTS -- 2.3%
     40,000   Sunbeam Corporation....................     1,030,000
                                                        -----------
 INSURANCE -- 1.1%
      5,000   Allstate Corporation...................       289,375
      4,000   Torchmark Corporation..................       202,000
                                                        -----------
                                                            491,375
                                                        -----------
 INVESTMENT COMPANIES -- 5.0%
     30,000   S&P 500 Depositary Receipt.............     2,218,125
                                                        -----------
 MANUFACTURING INDUSTRIES -- 3.3%
     12,400   Honeywell, Inc. .......................       815,300
      5,000   Johnson Controls Inc. .................       414,375
      4,000   Tecumseh Products Company, Class A.....       229,500
                                                        -----------
                                                          1,459,175
                                                        -----------
 MULTI-INDUSTRY COMPANIES -- 4.1%
     93,000   Westinghouse Electric Corporation......     1,848,375
                                                        -----------
 NONDURABLE GOODS -- CONSUMER -- 1.1%
      6,000   Eastman Kodak Company..................       481,500
                                                        -----------
 OIL/GAS-MINERAL INTERESTS -- 0.6%
      8,000   Apache Corporation.....................       283,000
                                                        -----------
 OIL SERVICES -- 2.5%
     10,000   Halliburton Company....................       602,500
      5,000   Schlumberger Ltd. .....................       499,375
                                                        -----------
                                                          1,101,875
                                                        -----------
 PETROLEUM -- 12.6%
     29,000   Ashland Inc............................     1,272,375
      5,000   Atlantic Richfield Company.............       663,125
      7,000   British Petroleum Company, ADR.........       989,625
     11,000   Exxon Corporation......................     1,078,000
      8,000   Mobil Corporation......................       978,000
      1,800   Royal Dutch Petroleum Company, ADR.....       307,350
      3,500   Texaco Inc. ...........................       343,437
                                                        -----------
                                                          5,631,912
                                                        -----------
 PHARMACEUTICALS -- 1.0%
      9,000   Abbott Laboratories....................       456,750
                                                        -----------
 RETAIL -- 0.7%
      6,100   Penney (J.C.) Company, Inc. ...........       297,375
                                                        -----------

                                                           VALUE
  SHARES                                                 (NOTE 1)
-----------                                             -----------
 TELECOMMUNICATIONS -- 12.6%
     33,500   AT&T Corporation.......................   $ 1,457,250
     14,500   Bell Atlantic Corporation..............       938,875
     10,000   BellSouth Corporation..................       403,750
     19,000   NYNEX Corporation......................       914,375
      3,000   SBC Communications Inc. ...............       155,250
     22,900   Telebras, ADR+.........................     1,751,850
                                                        -----------
                                                          5,621,350
                                                        -----------
 TOBACCO -- 8.5%
     20,000   American Brands Inc. ..................       992,500
     15,500   Philip Morris Companies, Inc. .........     1,759,250
     31,500   UST Inc. ..............................     1,019,812
                                                        -----------
                                                          3,771,562
                                                        -----------
 UTILITIES -- 6.0%
     10,000   Duke Power Company.....................       465,000
     54,000   PacificCorp............................     1,107,000
     46,000   Teco Energy, Inc. .....................     1,109,750
                                                        -----------
                                                          2,681,750
                                                        -----------
              Total Common Stocks
                (Cost $34,676,070)...................    38,514,312
                                                        -----------
PREFERRED STOCK -- 2.3%
  (Cost $887,000)
 TOBACCO -- 2.3%
    150,000   RJR Nabisco Holdings Corporation Prfd.,
                Class C..............................     1,012,500
                                                        -----------

 PRINCIPAL
   AMOUNT
------------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 10.5%
  (Cost $4,694,315)
  $4,695,000    Federal Home Loan Bank,
                  5.250%++ due 01/02/97...............      4,694,315
TOTAL INVESTMENTS (COST $40,257,385*)..........   99.1%    44,221,127

   NUMBER
     OF                             EXPIRATION   STRIKE
 CONTRACTS                             DATE      PRICE
------------                        ----------   ------
 CALL OPTIONS WRITTEN -- (0.1)%
    150         Atmel               01/17/1997   $35.00
                  Corporation.....                             (14,062)
    150         General Motors      01/17/1997    55.00
                  Corporation,
                  Class H.........                             (24,375)
     50         Honeywell,          01/17/1997    70.00
                  Inc. ...........                                (938)
     50         Johnson Controls    01/17/1997    85.00
                  Inc. ...........                              (4,062)
     50         Schlumberger        01/17/1997   100.00
                  Ltd. ...........                             (11,250)
                                                           -----------

                Total Call Options Written
                  (Premiums received
                  $78,197).....................   (0.1)       (54,687)
                                                          -----------
OTHER ASSETS AND LIABILITIES (NET).............    1.0        453,904
                                                 -----    -----------
NET ASSETS.....................................  100.0%   $44,620,344
                                                 =====    ===========

---------------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++ Annualized yield at date of purchase (unaudited).

                               GLOSSARY OF TERMS

ADR     -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES

                               DECEMBER 31, 1996

                                                          VALUE
   SHARES                                                (NOTE 1)
------------                                           ------------
COMMON STOCKS -- 97.4%
 BANKS -- 5.5%
      36,179   Banc One Corporation.................   $  1,555,697
      45,400   Fifth Third Bancorp..................      2,851,687
      57,300   Norwest Corporation..................      2,492,550
                                                       ------------
                                                          6,899,934
                                                       ------------
 BEVERAGES -- 2.3%
      54,000   Coca-Cola Company....................      2,841,750
                                                       ------------
 CHEMICALS AND ALLIED PRODUCTS -- 6.5%
      26,500   du Pont (E.I.) de Nemours &
                 Company............................      2,500,937
      69,000   Monsanto Company.....................      2,682,375
      53,700   PPG Industries, Inc. ................      3,013,913
                                                       ------------
                                                          8,197,225
                                                       ------------
 COMPUTERS AND OFFICE EQUIPMENT -- 3.0%
      75,200   Hewlett-Packard Company..............      3,778,800
                                                       ------------
 CONSUMER PRODUCTS -- 2.8%
      29,250   International Flavors & Fragrances
                 Inc. ..............................      1,316,250
      20,570   Procter & Gamble Company.............      2,211,275
                                                       ------------
                                                          3,527,525
                                                       ------------
 CONSUMER SERVICES -- 1.7%
      36,600   Cintas Corporation...................      2,150,250
                                                       ------------
 DATA SERVICES -- 7.2%
      81,600   Automatic Data Processing Inc. ......      3,498,600
      75,960   Electronic Data Systems
                 Corporation........................      3,285,270
      30,280   Reuters Holdings PLC, ADR............      2,316,420
                                                       ------------
                                                          9,100,290
                                                       ------------
 DRUG AND HOSPITAL SUPPLIES -- 8.8%
      81,150   Abbott Laboratories..................      4,118,362
      40,000   Astra AB, Series A, ADR..............      1,960,000
      52,400   Johnson & Johnson....................      2,606,900
      30,000   Merck & Company, Inc. ...............      2,377,500
                                                       ------------
                                                         11,062,762
                                                       ------------
 ELECTRICAL EQUIPMENT -- 7.5%
      85,700   AMP Inc. ............................      3,288,738
      38,400   General Electric Company.............      3,796,800
      29,670   Grainger (W.W.), Inc. ...............      2,381,017
                                                       ------------
                                                          9,466,555
                                                       ------------
 FINANCIAL SERVICES -- 5.9%
      78,700   Equifax Inc. ........................      2,410,188
      39,700   Franklin Resources Inc. .............      2,714,487
      37,160   State Street Boston Corporation......      2,396,820
                                                       ------------
                                                          7,521,495
                                                       ------------
 FOOD -- 6.3%
      15,850   Kellogg Company......................      1,040,156
      89,700   Sara Lee Corporation.................      3,341,325
      62,950   Sysco Corporation....................      2,053,744
      27,900   Wrigley, (Wm) Jr. Company............      1,569,375
                                                       ------------
                                                          8,004,600
                                                       ------------
 FURNITURE AND HOME APPLIANCES -- 2.0%
      74,400   Leggett & Platt, Inc. ...............      2,576,100
                                                       ------------
 INSURANCE -- 5.8%
      41,062   Cincinnati Financial Corporation.....      2,663,897
      14,750   General Re Corporation...............      2,326,813
      22,670   Marsh & McLennan Companies, Inc. ....      2,357,680
                                                       ------------
                                                          7,348,390
                                                       ------------

                                                          VALUE
   SHARES                                                (NOTE 1)
------------                                           ------------
 LEISURE ENTERTAINMENT -- 3.3%
      59,700   Disney (Walt) Company................   $  4,156,612
                                                       ------------
 MEDICAL BIOTECHNOLOGY -- 2.1%
      38,450   Medtronic, Inc. .....................      2,614,600
                                                       ------------
 NONDURABLE GOODS -- CONSUMER -- 2.1%
      34,800   Gillette Company.....................      2,705,700
                                                       ------------
 PETROLEUM -- 5.5%
      32,100   Exxon Corporation....................      3,145,800
      14,500   Mobil Corporation....................      1,772,625
      11,950   Royal Dutch Petroleum Company, ADR...      2,040,463
                                                       ------------
                                                          6,958,888
                                                       ------------
 PUBLISHING AND BROADCASTING -- 1.3%
      22,500   Gannett Company......................      1,684,688
                                                       ------------
 RESTAURANTS -- 1.6%
      43,450   McDonald's Corporation...............      1,966,112
                                                       ------------
 RETAIL -- 1.1%
      58,100   Wal-Mart Stores, Inc. ...............      1,329,038
                                                       ------------
 SPECIALTY MATERIALS -- 2.2%
      33,000   Minnesota Mining & Manufacturing
                 Company............................      2,734,875
                                                       ------------
 TECHNOLOGY -- 1.8%
      36,290   Motorola, Inc. ......................      2,227,299
                                                       ------------
 TELECOMMUNICATIONS -- 7.0%
      64,170   Bell Atlantic Corporation............      4,155,008
      90,430   SBC Communications, Inc. ............      4,679,752
                                                       ------------
                                                          8,834,760
                                                       ------------
 TELECOMMUNICATIONS EQUIPMENT -- 2.2%
      91,800   Ericsson (L.M.) Telecommunications
                 Company, Class B, ADR..............      2,771,212
                                                       ------------
 UTILITY -- 1.9%
     100,270   DPL, Inc. ...........................      2,456,615
                                                       ------------
               Total Common Stocks
                 (Cost $90,196,294).................    122,916,075
                                                       ------------

 PRINCIPAL
   AMOUNT
------------
 COMMERCIAL PAPER -- 2.7%
  Cost $3,416,374)
  $3,417,000    Merrill Lynch & Company,
                  6.600%++ due 01/02/1997............       3,416,374
TOTAL INVESTMENTS (COST $93,612,668*).........  100.1%    126,332,449
OTHER ASSETS AND LIABILITIES (NET)............   (0.1)        (93,808)
                                                -------
                                                -----
NET ASSETS....................................  100.0%   $126,238,641
                                                ============

----------------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++ Annualized yield at date of purchase (unaudited).

                               GLOSSARY OF TERMS

ADR     -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                               DECEMBER 31, 1996

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
COMMON STOCKS -- 74.0%
 AEROSPACE/DEFENSE -- 0.8%
         800   McDonnell Douglas Corporation.........   $    51,200
       4,700   Moog, Inc., Class A+..................       109,863
       3,000   Rohr Inc.+............................        67,875
                                                        -----------
                                                            228,938
                                                        -----------
 AIRLINES -- 1.3%
       3,400   Alaska Air Group, Inc.+...............        71,400
       1,200   AMR Corporation+......................       105,750
       1,200   British Airways PLC, ADR..............       123,300
       3,767   KLM Royal Dutch Airlines..............       105,005
                                                        -----------
                                                            405,455
                                                        -----------
 ALCOHOLIC BEVERAGE -- 0.2%
       3,700   Adolph Coors..........................        70,300
                                                        -----------
 APPAREL AND OTHER FINISHED PRODUCTS -- 0.6%
       4,700   Claire's Stores Inc. .................        61,100
       3,000   Kellwood Company......................        60,000
       4,400   Osh Kosh B'Gosh, Class A..............        67,100
                                                        -----------
                                                            188,200
                                                        -----------
 AUTOMOBILE PARTS -- 1.6%
       4,400   Arvin Industries Inc. ................       108,900
       4,400   Excel Industries......................        73,150
      12,100   Simpson Industries....................       131,777
       2,500   Smith Corporation.....................        74,688
       1,700   Standard Products Company.............        43,350
       3,800   Walbro Corporation....................        69,350
                                                        -----------
                                                            501,215
                                                        -----------
 AUTOMOTIVE -- 1.3%
       4,700   Chrysler Corporation..................       155,100
       2,700   Ford Motor Company....................        86,062
         500   General Motors Corporation............        27,875
       1,500   Honda Motor Co. Ltd, ADR..............        84,938
       2,600   Volvo AB, ADR.........................        56,550
                                                        -----------
                                                            410,525
                                                        -----------
 AUTOMOTIVE AFTERMARKET -- 1.2%
       3,000   Apogee Enterprises Inc. ..............       119,250
         700   Barnes Group Inc. ....................        42,000
         300   Carlisle Companies Inc. ..............        18,150
       1,900   SPX Corporation.......................        73,625
       3,700   Wynn's International Inc. ............       117,013
                                                        -----------
                                                            370,038
                                                        -----------
 BANKS -- 0.7%
       8,500   City National Corporation.............       183,813
         100   First Empire State Corporation........        28,800
                                                        -----------
                                                            212,613
                                                        -----------
 BUILDING MATERIALS AND PRODUCTS -- 3.0%
       2,600   Ameron International Corporation......       134,225
       1,500   Florida Rock Industries...............        49,125
         100   Johnson Controls Inc. ................         8,288
      13,800   Lamson & Sessions Company+............       100,050
       3,000   Medusa Corporation....................       103,125
      13,000   Republic Group Inc. ..................       203,125
       4,500   South Down Inc. ......................       140,062
       1,600   Vulcan Materials Company..............        97,400
       6,700   Wolohan Lumber Company................        83,750
                                                        -----------
                                                            919,150
                                                        -----------
 CHEMICALS -- 0.9%
         900   du Pont (E.I.) de Nemours &
                 Company ............................        84,938
         900   Morton International Inc. ............        36,675
       2,600   Quaker Chemical Corporation...........        42,575
       1,400   Rohm & Haas Company...................       114,275
                                                        -----------
                                                            278,463
                                                        -----------

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
 CHEMICALS -- (CONTINUED)
 COMPUTER SOFTWARE -- 0.1%
       1,000   Cadence Designs Systems Inc.+.........   $    39,750
                                                        -----------
 COMPUTER/VIDEO CHAINS -- 0.3%
       4,400   CompUSA, Inc.+........................        90,750
                                                        -----------
 CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS -- 1.2%
       1,000   Caterpillar Inc. .....................        75,250
       1,000   Deere & Company.......................        40,625
       6,100   JLG Industries Inc. ..................        97,600
       2,100   Lindsay Manufacturing Company.........        98,175
       3,800   Raymond Corporation...................        66,025
                                                        -----------
                                                            377,675
                                                        -----------
 CONSUMER ELECTRICAL APPLIANCES -- 0.2%
       3,200   Helen of Troy Ltd.+...................        70,400
                                                        -----------
 CONSUMER SERVICES -- 0.0%#
         100   Unifirst Corporation..................         2,125
                                                        -----------
 CONTRACT DRILLING -- 1.3%
      11,100   Global Marine, Inc.+..................       228,937
       2,500   Helmerich & Payne Inc. ...............       130,313
       2,100   Nabors Industries Inc.+...............        40,425
                                                        -----------
                                                            399,675
                                                        -----------
 DIVERSIFIED COMMERCIAL SERVICES -- 0.1%
         800   CDI Corporation+......................        22,700
                                                        -----------
 DIVERSIFIED ELECTRONIC PRODUCTS -- 0.2%
       1,700   SCI Systems Inc.+.....................        75,863
                                                        -----------
 DIVERSIFIED MANUFACTURING -- 1.7%
       3,500   Ametek Inc. ..........................        77,875
       5,900   Global Industries Technology Inc.+....       130,538
       1,400   Olin Corporation......................        52,675
       6,800   Quixote Corporation...................        65,450
       2,400   Trinity Industries Inc. ..............        90,000
       2,800   Valmont Industries Inc. ..............       115,500
                                                        -----------
                                                            532,038
                                                        -----------
 ELECTRIC UTILITIES -- 10.1%
       1,700   Allegheny Power System, Inc. .........        51,638
       2,500   Baltimore Gas & Electric Company......        66,875
       3,600   Boston Edison Company.................        96,750
       9,100   Centerior Energy Corporation..........        97,825
       3,200   Central Hudson Gas & Electric
                 Corporation.........................       100,400
      13,000   Central Maine Power Company...........       151,125
       2,300   Central Vermont Public Services
                 Corporation.........................        27,600
       1,400   CMS Energy Corporation................        47,075
       6,700   Commonwealth Energy System
                 Companies...........................       156,613
       4,600   Edison International..................        91,425
       1,700   Energen Corporation...................        51,425
       3,800   Enova Corporation.....................        86,450
       5,900   Entergy Corporation...................       163,725
       3,000   GPU Inc. .............................       100,875
       2,600   Green Mountain Power..................        62,075
       2,500   Illinova Corporation..................        68,750
       2,500   Interstate Power Company..............        72,500
         900   Ipalco Enterprises Inc. ..............        24,525
       7,000   MidAmerican Energy Holdings
                 Company+............................       111,125
       3,400   Montana Power Company.................        72,675
       4,300   New York State Electric & Gas
                 Corporation.........................        92,988
       5,600   Niagara Mohawk Power+.................        55,300
         900   Oklahoma Gas & Electric Company.......        37,575
       1,400   Orange & Rockland Utilities...........        50,225

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                               DECEMBER 31, 1996

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
COMMON STOCKS -- (CONTINUED)
 ELECTRIC UTILITIES -- (CONTINUED)
       3,200   PacifiCorp............................   $    65,600
       6,300   Pinnacle West Capital Corporation.....       200,025
       3,300   Portland General Corporation..........       138,600
       1,300   Public Service Enterprise.............        35,425
       2,900   Sierra Pacific Resources..............        83,375
         500   SIGCORP, Inc. ........................        17,313
       7,500   TNP Enterprises Inc. .................       205,313
       5,200   United Illuminating Company...........       163,150
       3,000   UtiliCorp United, Inc. ...............        81,000
       2,400   Washington Water Power Company........        44,700
       1,200   Western Resources, Inc. ..............        37,050
       2,700   WPL Holdings, Inc. ...................        75,938
                                                        -----------
                                                          3,085,028
                                                        -----------
 ELECTRICAL PRODUCTS -- 0.5%
       4,100   American Power Conversion
                 Corporation+........................       111,725
         500   Raychem Corporation...................        40,063
                                                        -----------
                                                            151,788
                                                        -----------
 ELECTRONIC DATA PROCESSING -- 0.9%
       1,000   COMPAQ Computer Corporation+..........        74,250
       2,500   Dell Computer Corporation+............       132,813
       2,600   Sun Microsystems Inc.+................        66,788
                                                        -----------
                                                            273,851
                                                        -----------
 ELECTRONIC PRODUCTION EQUIPMENT -- 0.3%
       3,200   Esterline Technologies Corporation+...        83,600
                                                        -----------
 ENGINEERING/CONSTRUCTION -- 0.2%
         600   Butler Manufacturing Co.+.............        24,300
       1,300   Jacobs Engineering Group Inc.+........        30,712
                                                        -----------
                                                             55,012
                                                        -----------
 ENTERTAINMENT -- 0.3%
       2,500   Kingworld Productions Inc.+...........        92,188
                                                        -----------
 FINANCIAL SERVICES -- 2.7%
       3,000   A.G. Edwards Inc. ....................       100,875
       6,000   Bear Stearns Companies, Inc. .........       167,250
       1,400   Charles Schwab Corporation............        44,800
       3,400   Equitable Companies, Inc. ............        83,725
         600   Finova Group Inc.+....................        38,550
         600   National Auto Credit Inc.+............         7,200
       1,700   Paine Webber Group Inc. ..............        47,813
       2,500   Quick & Reilly Group Inc. ............        74,687
       3,200   Salomon, Inc. ........................       150,800
       3,400   The Money Store Inc. .................        93,925
                                                        -----------
                                                            809,625
                                                        -----------
 FOOD CHAINS -- 1.2%
       8,500   Food Lion Corporation, Class B........        86,062
       2,700   Great Atlantic & Pacific Tea Company
                 Inc. ...............................        86,062
       1,900   Safeway, Inc.+........................        81,225
       1,149   Smith's Food & Drug Centers, Inc.,
                 Class B.............................        35,619
       1,300   Vons Companies Inc.+..................        77,837
                                                        -----------
                                                            366,805
                                                        -----------
 FOOD DISTRIBUTORS -- 0.8%
       5,400   Fleming Companies Inc. ...............        93,150
       5,200   Nash Finch Corporation................       110,500
       1,800   Supervalu, Inc. ......................        51,075
                                                        -----------
                                                            254,725
                                                        -----------
 FLUID CONTROLS -- 0.5%
       3,700   Duriron Co. Inc. .....................       100,363
       2,000   Graco Inc. ...........................        49,000
                                                        -----------
                                                            149,363
                                                        -----------

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
 HARDWARE & TOOLS -- 0.3%
       2,300   Toro Co. .............................   $    83,950
                                                        -----------
 HOMEBUILDERS -- 1.4%
       6,200   Champion Enterprises, Inc.+...........       120,900
       1,900   Fleetwood Enterprises.................        52,250
       5,300   Kaufman & Braud Home Corporation......        68,237
       1,800   Lennar Corporation....................        49,050
       3,800   Oakwood Homes Corporation.............        86,925
       2,500   Ryland Group Inc. ....................        34,375
                                                        -----------
                                                            411,737
                                                        -----------
 HOTELS/RESORTS -- 0.3%
       3,000   Hilton Hotels Corporation.............        78,375
         500   Royal Caribbean Cruises Ltd. .........        11,687
                                                        -----------
                                                             90,062
                                                        -----------
 INDUSTRIAL MACHINERY/COMPONENTS -- 1.7%
       5,500   Ampco-Pittsburgh Corporation+.........        66,000
       1,600   Applied Power Inc., Class A...........        63,400
       7,100   Commercial Intertech Corporation......        96,737
       2,500   Harnischfeger Industries, Inc. .......       120,312
         800   Ingersoll Rand Co. ...................        35,600
       3,700   Kysor Industrial Corporation..........       120,712
         500   Scotsman Industries Inc. .............        11,813
                                                        -----------
                                                            514,574
                                                        -----------
 INDUSTRIAL SPECIALTIES -- 0.2%
       1,900   Furon Company.........................        40,375
         600   Pittway Corporation, Class A..........        32,100
                                                        -----------
                                                             72,475
                                                        -----------
 INSURANCE -- 3.1%
         500   CIGNA Corporation.....................        68,313
         800   CNA Financial Corporation+............        85,600
       1,500   Equitable of Iowa Companies+..........        68,813
       1,500   Fremont General Corporation...........        46,500
       1,000   NAC Re Corporation....................        33,875
       1,400   Orion Capital Corporation.............        85,575
       2,200   Pioneer Financial Services, Inc. .....        55,000
         800   Progressive Corporation...............        53,900
       5,900   SunAmerica Inc. ......................       261,813
       2,800   USLife Corporation....................        93,100
       3,100   Washington National Corporation.......        85,250
                                                        -----------
                                                            937,739
                                                        -----------
 IRON/STEEL -- 1.8%
       6,200   British Steel PLC, ADR................       170,500
       3,600   Cleveland Cliffs......................       163,350
       6,700   Oregon Steel Mills, Inc. .............       112,225
         800   Quanex Corporation....................        21,900
       1,500   Texas Industries Inc. ................        75,938
                                                        -----------
                                                            543,913
                                                        -----------
 MARINE TRANSPORTATION -- 0.5%
       2,300   APL Ltd. .............................        54,337
       2,300   Sea Containers, Ltd., Class A.........        35,937
       1,400   Tidewater, Inc. ......................        63,350
                                                        -----------
                                                            153,624
                                                        -----------
 MEDIA -- 0.7%
       3,800   Media General, Inc., Class A..........       114,950
         700   Meredith Corporation..................        36,925
       1,400   Pulitzer Publishing...................        64,925
                                                        -----------
                                                            216,800
                                                        -----------
 MEDICAL -- HOSPITAL MANAGEMENT AND SERVICE -- 0.3%
       4,300   Rotech Medical Corporation+...........        90,300
                                                        -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                               DECEMBER 31, 1996

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
COMMON STOCKS -- (CONTINUED)
 MEDICAL SPECIALTIES -- 1.1%
       5,500   Advanced Technology Laboratories,
                 Inc.+...............................   $   170,500
       2,400   Bio-Rad Laboratories, Inc., Class
                 A+..................................        72,000
       1,700   US Surgical Corporation...............        66,938
       1,100   West Inc. ............................        31,075
                                                        -----------
                                                            340,513
                                                        -----------
 METAL FABRICATE/HARDWARE -- 3.1%
       2,900   Amcast Industrial Corporation.........        71,775
       2,500   Commercial Metals.....................        75,312
      14,000   Intermet Corporation..................       225,750
       1,700   Kaydon Corporation....................        80,112
       5,200   Oregon Metallurgical Corporation+.....       167,700
       4,100   Park Ohio Industries Inc.+............        52,787
       1,300   SPS Technologies, Inc.+...............        83,525
       3,800   Timken Co. ...........................       174,325
                                                        -----------
                                                            931,286
                                                        -----------
 METALS/MINERALS -- 0.2%
       3,200   Brush Wellman Inc. ...................        52,400
                                                        -----------
 MILITARY/GOVERNMENT/TECHNICAL -- 0.4%
       1,750   Cubic Corporation.....................        40,469
       1,100   Logicon Inc. .........................        40,150
       7,200   United Industrial Corporation.........        42,300
                                                        -----------
                                                            122,919
                                                        -----------
 MULTI-SECTOR COMPANIES -- 1.1%
       2,550   Crane Co. ............................        73,950
       2,300   Grand Metropolitan, ADR...............        72,737
       6,400   Kaman Corporation.....................        83,200
       1,200   Loews Corporation.....................       113,100
                                                        -----------
                                                            342,987
                                                        -----------
 NATURAL GAS DISTRIBUTION -- 1.8%
         300   Connecticut Energy Corporation+.......         6,375
       1,400   Eastern Enterprises...................        49,525
         900   National Fuel Gas Company.............        37,125
       9,400   NorAm Energy Corporation..............       144,525
       2,800   Northwest National Gas Co. ...........        67,200
       6,100   NUI Corporation.......................       138,012
         700   People's Energy Corporation...........        23,712
       1,600   Providence Energy Corporation.........        28,000
       2,500   Southwestern Energy Company...........        37,812
                                                        -----------
                                                            532,286
                                                        -----------
 NON-US UTILITY -- 0.4%
       7,100   Westcoast Energy, Inc. ...............       118,925
                                                        -----------
 OFFICE/BUSINESS EQUIPMENT -- 0.1%
         900   Hunt Manufacturing....................        16,312
         100   Shelby Williams Industries, Inc. .....         1,225
                                                        -----------
                                                             17,537
                                                        -----------
 OIL AND GAS -- EQUIPMENT AND SERVICES -- 0.3%
         900   BJ Services+..........................        45,900
       2,300   Varco International Inc.+.............        53,187
                                                        -----------
                                                             99,087
                                                        -----------
 OIL AND GAS PRODUCTION -- 0.9%
       1,500   Occidental Petroleum Corporation......        35,062
       9,500   Santa Fe Energy Resources, Inc.+......       131,812
       4,300   Union Texas Petroleum Holdings
                 Inc. ...............................        96,212
                                                        -----------
                                                            263,086
                                                        -----------
 OIL/REFINING/MARKETING -- 0.7%
         600   Holly Corporation.....................        16,050
       6,200   Tesoro Petroleum Corporation+.........        86,800
       5,100   USX-Marathon Group....................       121,762
                                                        -----------
                                                            224,612
                                                        -----------

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
 OTHER SPECIALTY CHAINS -- 1.3%
       1,500   Fabri-Centers of America, Class A+....   $    24,188
      13,300   Gibson Greetings, Inc.+...............       261,012
       7,400   Haverty Furniture.....................        84,175
       1,700   Pier 1 Imports Inc. ..................        29,963
                                                        -----------
                                                            399,338
                                                        -----------
 PACKAGING AND CONTAINERS -- 0.2%
       2,200   Owens-Illinois, Inc.+.................        50,050
                                                        -----------
 PAINTS -- 0.1%
         600   PPG Industries Inc. ..................        33,675
                                                        -----------
 PAPER AND FOREST PRODUCTS -- 1.0%
       5,700   Mosinee Paper Corporation.............       202,350
       3,500   Pope & Talbot Inc. ...................        55,562
       1,000   Rayonier, Inc. .......................        38,375
                                                        -----------
                                                            296,287
                                                        -----------
 PERIPHERALS -- 0.4%
       2,400   Storage Technology Corporation+.......       114,300
                                                        -----------
 PETROLEUM -- 1.5%
         300   British Petroleum PLC, ADR............        42,412
       2,600   Elf Aquitaine, ADR....................       117,650
         800   Kerr-Mcgee Corporation................        57,600
         900   Pennzoil Company......................        50,850
         900   Phillips Petroleum Company............        39,825
         800   Texaco, Inc. .........................        78,500
       1,500   Unocal Corporation....................        60,937
                                                        -----------
                                                            447,774
                                                        -----------
 PHARMACEUTICALS -- 0.3%
       4,000   ICN Pharmaceuticals, Inc. ............        78,500
                                                        -----------
 PRECISION INSTRUMENTS -- 1.6%
       2,500   Coherent Inc.+........................       105,625
       2,300   Dynatech Corporation+.................       101,775
       2,300   Fluke Corporation.....................       102,638
       2,300   Measurex Corporation..................        55,200
       6,100   MTS Systems Corporation...............       122,000
                                                        -----------
                                                            487,238
                                                        -----------
 PRINTING/FORMS -- 0.7%
       6,500   Bowne & Company Inc. .................       160,062
       4,000   Graphic Industries Inc. ..............        40,500
                                                        -----------
                                                            200,562
                                                        -----------
 RAILROADS -- 0.1%
         500   CSX Corporation.......................        21,125
                                                        -----------
 RECREATIONAL PRODUCTS/TOYS -- 1.3%
       4,200   Brunswick Corporation.................       100,800
       2,100   Callaway Golf Company.................        60,375
       7,800   Coachmen Industries Inc. .............       221,325
       1,600   Huffy Corporation.....................        23,000
                                                        -----------
                                                            405,500
                                                        -----------
 RENTAL/LEASING COMPANIES -- 1.0%
       2,100   Comdisco Inc. ........................        66,675
       1,800   GATX Corporation......................        87,300
       3,600   PHH Corporation.......................       154,800
                                                        -----------
                                                            308,775
                                                        -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                               DECEMBER 31, 1996

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
COMMON STOCKS -- (CONTINUED)
 RESTAURANTS -- 1.6%
       2,200   Applebee's International Inc. ........   $    60,500
       7,300   CKE Restaurants, Inc. ................       263,713
       7,500   NPC International Incorporated+.......        61,875
       5,100   Piccadilly Cafeterias Inc. ...........        47,175
       2,200   Ruby Tuesday Inc. ....................        40,700
                                                        -----------
                                                            473,963
                                                        -----------
 RETAIL -- 1.6%
       2,300   Dayton Hudson Corporation.............        90,275
       8,000   K Mart Stores+........................        83,000
       1,400   Mercantile Stores Inc. ...............        69,125
         600   Neiman Marcus Group Inc. .............        15,300
       7,600   Shopko Stores, Inc. ..................       114,000
      22,100   Venture Stores, Inc.+.................        66,300
       1,900   Woolworth Corporation+................        41,562
                                                        -----------
                                                            479,562
                                                        -----------
 SAVINGS AND LOAN ASSOCIATIONS -- 0.7%
       4,500   Cal Fed Bancorp Inc.+.................       110,250
       3,600   Dime Bancorp Inc.+....................        53,100
       1,400   TCF Financial Corporation.............        60,900
                                                        -----------
                                                            224,250
                                                        -----------
 SPECIALTY FOOD/CANDY -- 0.6%
       8,800   MorningStar Group Inc.+...............       172,700
                                                        -----------
 TELECOMMUNICATIONS -- 2.0%
         900   BCE, Inc. ............................        42,975
         700   British Telecommunications PLC, ADR...        48,038
       2,700   Century Telephone Enterprises.........        83,362
         700   Cincinnati Bell Inc. .................        42,963
       1,900   Telefonica de Espana, ADR.............       131,575
       3,400   Telefonos de Mexico S.A., ADR.........       112,200
      12,000   US Long Distance Corporation (New)+...        96,000
       2,500   WorldCom Inc.+........................        65,156
                                                        -----------
                                                            622,269
                                                        -----------
 TEXTILES -- 0.6%
       4,000   Culp, Inc. ...........................        61,500
       2,100   Guilford Mills Inc. ..................        55,912
       1,400   Springs Industries, Inc., Class A.....        60,200
                                                        -----------
                                                            177,612
                                                        -----------
 TOBACCO MANUFACTURERS -- 0.5%
       4,100   RJR Nabisco Holdings Corporation......       139,400
                                                        -----------
 TRUCKING AND LEASING -- 0.3%
       5,700   Yellow Corporation+...................        81,938
                                                        -----------
 WATER SUPPLY -- 0.1%
         400   California Water Services Co..........        16,800
                                                        -----------

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
 WHOLESALE DISTRIBUTORS -- 1.9%
       4,200   Bearings, Inc. Ohio+..................   $   117,075
       6,700   Handleman Co.+........................        56,950
       4,500   Hughes Supply Inc. ...................       194,063
       9,800   Rexel Inc.+...........................       155,575
       3,000   United Stationers Inc.+...............        58,500
                                                        -----------
                                                            582,163
                                                        -----------
               Total Common Stocks (Cost
                 $20,246,638)........................    22,492,451
                                                        -----------

 PRINCIPAL
   AMOUNT
------------
U.S. TREASURY OBLIGATIONS -- 15.9%
 U.S. TREASURY BILLS:
  $4,700,000    4.975++ due 01/16/1997**..............      4,690,260
     150,000    4.840++ due 03/06/1997................        148,654
                Total U.S. Treasury Obligations (Cost
                  $4,838,970).........................      4,838,914
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 9.5%
  (Cost $2,899,476)
                Federal Home Loan Mortgage
   2,900,000      Corporation,
                  6.500%++ due 01/02/1997.............
                                                            2,899,476
TOTAL INVESTMENTS (COST $27,985,084*)..........   99.4%    30,230,841
OTHER ASSETS AND LIABILITIES (NET).............    0.6        192,580
                                                 -------
                                                  ----
NET ASSETS.....................................  100.0%   $30,423,421
                                                 ===========

----------------------
 *  Aggregate cost for Federal tax purposes was $28,009,077.
**  This security is pledged as collateral for futures contracts.
 +  Non-income producing security.
 ++  Annualized yield at date of purchase (unaudited).
 # Amount represents less than 0.01%.

 NUMBER OF                                                UNREALIZED
 CONTRACTS                                               APPRECIATION
------------                                             ------------
FUTURES CONTRACTS -- SHORT POSITION
           3    S&P 500, March 1997..................      $  5,454
          24    S&P Midcap, March 1997...............        59,400
                                                         ------------
                                                           $ 64,854
                Net unrealized appreciation on
                  futures contracts -- Short
                  Position...........................
                                                         ===========

                               GLOSSARY OF TERMS

ADR     -- American Depositary
        Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                               DECEMBER 31, 1996

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
COMMON STOCKS -- 89.8%
 ARGENTINA -- 3.2%
       2,484   Banco de Galicia Y Buenos Aires S.A.,
               ADR...................................   $    60,237
      24,202   Banco Frances del Rio de la Plata
               S.A. .................................       226,328
      22,218   Banco Frances del Rio de la Plata
               S.A., ADR.............................       610,995
      42,300   Telefonica De Argentina S.A., ADR.....     1,094,513
      30,600   Y.P.F. S.A., ADR......................       772,650
                                                         ----------
                                                          2,764,723
                                                         ----------
 AUSTRALIA -- 4.4%
      97,000   Boral Ltd. ...........................       276,020
     634,500   David Jones Ltd.+.....................       882,582
      53,280   Lend Lease Corporation................     1,033,330
      51,375   Niugini Mining Ltd.+..................       126,590
     213,559   Novus Petroleum Ltd. .................       488,872
     274,500   Pasminco Ltd. ........................       432,009
     337,400   Qantas Airways Ltd. ..................       563,183
                                                         ----------
                                                          3,802,586
                                                         ----------
 AUSTRIA -- 0.7%
       5,000   Voest Alpine Eisenbahnsys AG..........       567,484
                                                         ----------
 BELGIUM -- 0.3%
       1,300   Barco Industries NZ+..................       224,537
                                                         ----------
 BRAZIL -- 0.8%
      15,300   Panamerican Beverages Inc., Class A...       717,188
                                                         ----------
 CHILE -- 0.2%
       5,300   Enersis S.A., ADR.....................       147,075
                                                         ----------
 CHINA -- 1.6%
     364,000   Cheung Kong Infrastructure+...........       964,768
     135,000   Henderson China Holdings..............       307,195
      10,500   Jilan Chemical Industrial Co. Ltd.,
               ADR...................................       153,563
                                                         ----------
                                                          1,425,526
                                                         ----------
 DENMARK -- 0.3%
      11,100   International Service Systems A/S,
               Class B...............................       292,068
                                                         ----------
 EGYPT -- 0.8%
      46,800   Commercial International Bank of
                 Egypt, GDR+**.......................       663,624
                                                         ----------
 FINLAND -- 1.4%
         500   Metra AB, Class B.....................        27,826
      58,950   Metsa-Serla, Class B..................       442,125
      41,400   Valmet Corporation+...................       723,600
                                                         ----------
                                                          1,193,551
                                                         ----------
 FRANCE -- 5.8%
      10,000   Assurances General de France..........       322,829
       6,400   Cetelem...............................       740,098
         900   Compagnie Bancaire S.A.+..............       106,505
         500   Eaux (Cie Generale des)...............        61,964
         700   Group Axime+..........................        80,948
      43,100   Groupe AB, ADR+.......................       619,563
      48,280   Largardere Groupe.....................     1,325,060
      20,113   Total S.A., Class B...................     1,635,865
      10,178   Usinor Sacilor........................       148,104
                                                         ----------
                                                          5,040,936
                                                         ----------
 GERMANY -- 3.2%
       3,600   Adidas AG.............................       311,141
       4,200   Adidas AG, ADR**......................       181,023
      14,600   B.A.S.F. AG+..........................       562,425
         900   Bayerische Motoren Werke AG+..........       627,547
       8,400   SGL Carbon AG.........................     1,058,973
                                                         ----------
                                                          2,741,109
                                                         ----------

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
 GREAT BRITAIN -- 7.1%
     122,808   British Airport Authority PLC.........   $ 1,023,151
     251,188   Cookson Group PLC.....................     1,015,176
      65,370   Grand Metropolitan PLC................       513,832
      50,000   London Pacific Group Ltd. ............       179,384
     211,254   Rolls-Royce PLC.......................       931,563
     224,000   Singer & Friedlander Group PLC........       491,008
     230,400   TC Group PLC..........................       528,710
     158,000   Thistle Hotel PLC+....................       491,093
     237,000   Vodafone Group........................     1,000,450
                                                         ----------
                                                          6,174,367
                                                         ----------
 HONG KONG -- 5.2%
     354,700   Citic Pacific Ltd. ...................     2,059,090
     328,947   Guangshen Railway Company Ltd.+.......       142,475
      11,679   Guangshen Railway Company Ltd.,
               ADR+..................................       240,879
     195,800   Hong Kong Land Holdings...............       544,324
      28,400   Hong Kong Land Holdings, ADR..........       394,050
     151,801   Jardine Matheson Holdings Ltd., ADR...     1,001,887
      13,200   Swire Pacific, Class A................       125,865
                                                         ----------
                                                          4,508,570
                                                         ----------
 INDIA -- 1.6%
      31,100   Indorama Synthetics, GDR..............       182,712
      41,200   Reliance Industries Ltd., GDS.........       505,730
      38,000   State Bank of India, GDR+**...........       668,800
                                                         ----------
                                                          1,357,242
                                                         ----------
 INDONESIA -- 1.7%
     229,638   PT Bank International Indonesia
               (Foreign)+............................       226,040
       8,300   PT Indostat, ADR......................       227,213
     229,740   PT Mulia Industrindo (Foreign)........       238,299
      66,000   PT Semen Cibinong (Foreign)...........       185,817
      44,500   PT Semen Gresik (Foreign).............       143,184
      12,350   PT Sinar Mas (Foreign)................        10,327
      90,666   PT Steady Safe (Foreign)..............       116,116
     192,000   PT Telekomunikasi Indonesia
               (Foreign).............................       331,245
                                                         ----------
                                                          1,478,241
                                                         ----------
 ISRAEL -- 0.9%
      35,000   ECI Telecom, Ltd, ADR.................       743,750
                                                         ----------
 JAPAN -- 25.6%
     149,000   Canon Inc. ...........................     3,293,671
      26,000   Circle K Japan Company Ltd. ..........     1,122,528
         170   DDI Corporation.......................     1,124,428
         258   East Japan Railway Company............     1,160,677
      89,000   Hitachi Ltd. .........................       829,980
      20,000   JUSCO Company+........................       678,698
       2,500   Keyence Corporation...................       308,695
      75,000   Kirin Beverage Corporation............     1,010,275
      11,000   Murata Manufacturing Company Ltd. ....       365,685
      27,000   Nippon Communication Systems
               Corporation...........................       307,745
         267   Nippon Telegraph & Telephone
               Corporation...........................     2,024,229
     250,000   NKK Corporation+......................       563,423
       8,000   Noritsu Koki Company Ltd. ............       376,479
          54   NTT Data Communication Systems
                 Corporation.........................     1,580,693
      40,800   Orix Corporation......................     1,698,092
      22,000   Pioneer Electric Corporation..........       419,826
       6,000   Rohm Company..........................       393,748
      50,000   Sharp Corporation.....................       712,374
      20,000   Sony Corporation......................     1,310,768
      33,000   TDK Corporation.......................     2,151,369
       3,000   UNY Company...........................        54,918
      21,600   York-Benimaru Company Ltd. ...........       602,435
                                                         ----------
                                                         22,090,736
                                                         ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                               DECEMBER 31, 1996

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
COMMON STOCKS -- (CONTINUED)
 SOUTH KOREA -- 2.9%
      75,000   Hyundai Engineering, GDR+.............   $   414,938
       4,366   Hyundai Engineering (New), GDR+.......        48,310
       3,500   Korea Electric Power Corporation......       101,893
      33,450   Mando Machinery Corporation+..........     1,128,195
       5,889   Samsung Electronics Ltd., (1/2 voting)
                 GDR+**..............................       243,693
       1,775   Samsung Electronics Ltd., (1/2 voting)
                 GDR (New)**.........................        73,442
      25,000   Samsung Electronics Ltd., (1/2
                 non-voting) GDR.....................       461,250
                                                         ----------
                                                          2,471,721
                                                         ----------
 MALAYSIA -- 0.6%
     180,100   Land & General BHD....................       431,441
      69,700   Westmont Industries BHD...............       114,810
                                                         ----------
                                                            546,251
                                                         ----------
 MEXICO -- 0.7%
      97,650   Gruma S.A., Series B..................       595,427
                                                         ----------
 NETHERLANDS -- 0.5%
      10,700   Philips Electronics NV................       433,549
                                                         ----------
 NEW ZEALAND -- 5.1%
   1,156,254   Brierley Investments Ltd. ............     1,070,812
     218,075   Fletcher Challenge (Building Division)
               Ltd. .................................       670,631
     476,522   Fletcher Challenge (Forest Division)
               Ltd. .................................       798,399
     133,150   Fletcher Challenge (Paper Division)
               Ltd. .................................       273,919
     406,700   Lion Nathan Ltd. .....................       974,681
     110,000   Sky City Ltd. ........................       599,564
                                                         ----------
                                                          4,388,006
                                                         ----------
 NORWAY -- 1.0%
     215,000   Den Norske Bank, Series A+............       826,910
                                                         ----------
 PHILIPPINES -- 0.2%
       6,850   Millicom International Cellular+......       220,056
                                                         ----------
 PORTUGAL -- 1.6%
      25,000   Portugal Telecommunication S.A. ......       712,673
      25,000   Portugal Telecommunication S.A.,
               ADR**.................................       706,250
                                                         ----------
                                                          1,418,923
                                                         ----------
 SINGAPORE -- 2.3%
      65,000   D.B.S. Land Ltd. .....................       239,227
     128,000   Development Bank of Singapore Ltd. ...     1,728,864
                                                         ----------
                                                          1,968,091
                                                         ----------
 SPAIN -- 4.5%
      42,400   Banco de Santander S.A., ADR..........     2,692,400
      86,000   Iberdrola S.A. .......................     1,218,872
                                                         ----------
                                                          3,911,272
                                                         ----------
 SWEDEN -- 1.9%
       6,300   ABB AB, Class B.......................       713,227
      19,200   Astra AB, Class B.....................       926,332
                                                         ----------
                                                          1,639,559
                                                         ----------
 SWITZERLAND -- 1.9%
         615   ABB AG................................       765,017
         150   Danzas Holding AG.....................       166,418
         549   Novartis AG (Bearer Shares)+..........       628,747
         107   Novartis AG (Regular Shares)+.........       122,167
                                                         ----------
                                                          1,682,349
                                                         ----------

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
 TAIWAN -- 0.6%
      57,500   Hocheng, GDR**........................   $   500,250
                                                         ----------
 THAILAND -- 1.2%
       5,500   Bangkok Bank Public Company Ltd.
                 (Foreign)...........................        53,186
     146,800   Industrial Finance Corporation of
                 Thailand (Foreign)..................       397,824
       8,900   Siam Cement Public Company Ltd.
               (Foreign).............................       280,402
     167,400   Thai Military Bank Ltd. (Foreign).....       329,630
                                                         ----------
                                                          1,061,042
                                                         ----------
               Total Common Stocks (Cost
                 $73,392,354)........................    77,596,719
                                                         ----------
RIGHTS -- 0.0%#
 Cost $4,215)
 INDONESIA -- 0.0%#
      12,350   Sinar Mas Multiartha, Expires
               01/02/1997+...........................         6,405
                                                         ----------
 PRINCIPAL
   AMOUNT
------------
CONVERTIBLE CORPORATE BONDS -- 3.1%
 JAPAN -- 1.3%
         JPY   Matasushita Electric Works Ltd.,
 111,000,000     2.700% due 05/31/2002...............     1,113,738
                                                         ----------
 TAIWAN -- 1.6%
   $ 920,000   President Enterprise Corporation,
               Zero coupon due 07/22/2001............     1,386,900
                                                         ----------
 THAILAND -- 0.2%
     160,000   Bangkok Bank,
               3.250% due 03/03/2004.................       156,800
                                                         ----------
               Total Convertible Corporate Bonds
               (Cost $2,773,940).....................     2,657,438
                                                         ----------

REPURCHASE AGREEMENT -- 4.4%
  (Cost $3,766,000)
  3,766,000    Agreement with Goldman Sachs &
                 Company, 6.050% dated 12/31/1996 to
                 be repurchased at $3,767,266 on
                 01/02/1997, collateralized by
                 $3,695,000 U.S. Treasury Note,
                 7.875% due 04/15/1998 (Market value
                 $3,846,495).........................
                                                            3,766,000
                                                         ------------
TOTAL INVESTMENTS (COST $79,936,509*).........
                                                 97.3%     84,026,562
OTHER ASSETS AND LIABILITIES (NET)............
                                                  2.7       2,349,839
                                                -----    ------------
NET ASSETS....................................
                                                100.0%   $ 86,376,401
                                                =====    ============

----------------------
 * Aggregate cost for Federal tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
 # Amount is less than 0.1%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                               DECEMBER 31, 1996

December 31, 1996, industry classification of the Managed Global Series was as follows:

                                             % OF          VALUE
        INDUSTRY CLASSIFICATION           NET ASSETS     (NOTE 1)
---------------------------------------   ----------    -----------
LONG TERM INVESTMENTS:
Financial Services.....................       18.9%     $16,344,700
Electronics............................       12.1       10,430,681
Telecommunications.....................       10.6        9,112,115
Consumer...............................       10.2        8,810,883
Food and Beverage Products.............        5.6        4,790,317
Energy.................................        4.9        4,263,334
Transportation.........................        4.9        4,228,346
Industrial.............................        4.4        3,795,855
Resources..............................        4.2        3,620,295
Manufacturing..........................        3.2        2,792,439
Drugs..................................        1.9        1,677,246
Engineering............................        1.8        1,571,200
Forest/Paper...........................        1.8        1,514,443
Real Estate............................        1.7        1,484,796
Other..................................        6.7        5,823,912
                                             -----      -----------
TOTAL LONG TERM INVESTMENTS............       92.9       80,260,562
REPURCHASE AGREEMENT...................        4.4        3,766,000
                                             -----      -----------
TOTAL INVESTMENTS......................       97.3       84,026,562
OTHER ASSETS AND LIABILITIES (NET).....        2.7        2,349,839
                                             -----      -----------
NET ASSETS.............................      100.0%     $86,376,401
                                             =====      ===========

                              SCHEDULE OF FORWARD
                           FOREIGN EXCHANGE CONTRACTS

                   FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                       CONTRACTS TO RECEIVE
               -------------------------------------
EXPIRATION             LOCAL             IN EXCHANGE      VALUE IN        UNREALIZED
   DATE              CURRENCY            FOR U.S. $        U.S. $        (DEPRECIATION)
-----------    ---------------------     -----------     -----------     ------------
03/05/1997     JPY       746,395,600     $7,117,477      $ 7,019,192     $   (98,285)
03/05/1997     JPY     1,320,800,000     12,860,759       12,420,958        (439,801)
03/05/1997     JPY     1,475,769,400     14,000,000       13,878,308        (121,692)
04/02/1997     DEM         5,578,275      3,753,576        3,646,897        (106,679)
10/24/1997     JPY       803,896,500      7,588,526        7,243,658        (344,868)
                                                                          ----------
                                                                         $(1,111,325)
                                                                          ==========

                   FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                       CONTRACTS TO DELIVER
               -------------------------------------                       UNREALIZED
EXPIRATION             LOCAL             IN EXCHANGE      VALUE IN        APPRECIATION
   DATE              CURRENCY            FOR U.S. $        U.S. $        (DEPRECIATION)
-----------    ---------------------     -----------     -----------     --------------
01/02/1997     FIM           353,620     $   75,934      $    76,874      $       (940)
03/05/1997     JPY     1,109,515,000     11,000,000       10,434,009           565,991
03/05/1997     JPY     1,112,650,000     11,000,000       10,463,491           536,509
03/05/1997     JPY     1,320,800,000     13,000,000       12,420,958           579,042
03/05/1997     FRF        19,600,000      3,854,019        3,791,542            62,477
04/02/1997     DEM         5,578,275      3,700,000        3,646,897            53,103
10/24/1997     JPY     1,071,413,000     10,000,000        9,654,165           345,835
10/24/1997     JPY       536,380,000      5,000,000        4,833,151           166,849
                                                                            ----------
                                                                          $  2,308,866
                                                                            ----------
Net Unrealized Appreciation of Forward Foreign Exchange Contracts...
                                                                          $  1,197,541
                                                                            ==========
----------------------------------------------------------------
                           GLOSSARY OF TERMS
              ADR       -- American Depositary Receipt
              DEM       -- German Deutsche Mark
              FIM       -- Finnish Markka
              FRF       -- French Franc
              GDR       -- Global Depositary Receipt
              GDS       -- Global Depositary Share
              JPY       -- Japanese Yen
----------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

                               DECEMBER 31, 1996

                                                          VALUE
   SHARES                                                (NOTE 1)
------------                                           ------------
COMMON STOCKS -- 81.5%
BRAZIL -- 7.6%
       2,400   Centrais Electricas de Santa
                 Catarina+..........................   $    223,944
   3,806,400   Centrais Eletrobras..................      1,362,699
   1,700,000   Cia Paulista de Forca+...............        201,232
      29,900   Companhia Vale do Rio Doce, ADR......        579,462
  15,819,800   Telebras.............................      1,134,227
       5,100   Telebras, ADR........................        390,150
                                                       ------------
                                                          3,891,714
                                                       ------------
 CHILE -- 3.3%
      10,700   Banco Bhif, ADR+.....................        175,213
       9,700   Banco de A. Edwards, ADR.............        173,994
       1,999   Cia Telecom, ADR.....................        202,149
       7,100   Embotelladora Andina S.A., ADR.......        216,550
      27,400   Santa Isabel S.A., ADR...............        619,925
      15,749   The Chile Fund.......................        328,760
                                                       ------------
                                                          1,716,591
                                                       ------------
CHINA -- 0.1%
     257,800   Shanghai Kaikai Industrial Company
                 Ltd.+..............................         65,997
                                                       ------------
COLOMBIA -- 1.9%
       3,900   Banco Ganadero, Class C, ADR.........         83,850
       7,869   Cadenalco, ADR**.....................         83,608
      56,400   Carulla, Class B, ADR**..............        239,700
      43,484   Cementos Diamante, B Shares,
                 ADR+**.............................        565,292
                                                       ------------
                                                            972,450
                                                       ------------
CZECH REPUBLIC -- 1.0%
       5,040   Komercni Banka, GDR**................        127,492
       8,374   Restitution Investment Fund+.........        260,475
       3,000   Skoda Koncern Plzen+.................        106,442
                                                       ------------
                                                            494,409
                                                       ------------
GREECE -- 1.7%
       4,000   Alpha Credit Bank....................        254,550
       7,100   Hellenic Bottling Company S.A........        227,496
       6,790   Titan Cement Company.................        369,210
                                                       ------------
                                                            851,256
                                                       ------------
HONG KONG -- 5.1%
   3,644,000   First Sign International Holdings
                 Ltd. ..............................      1,166,061
     400,000   Lai Sun Development Company Ltd. ....        605,081
   1,200,000   Moulin International Holdings
                 Ltd. ..............................        837,805
                                                       ------------
                                                          2,608,947
                                                       ------------
HUNGARY -- 1.0%
      40,900   Magyar Olaj es Gazipari, GDR.........        511,250
                                                       ------------
INDIA -- 5.0%
      13,800   Bombay Suburban Electric Company,
                 GDR................................        284,625
      27,400   Crompton Greaves Ltd., GDR+..........        108,915
       7,000   Indian Hotels, GDS**.................        177,170
      21,900   Indian Petrochemicals Corporation,
                 GDR................................        252,945
      38,200   Larsen & Toubro Ltd., GDR............        556,765
      49,000   Mahindra & Mahindra Ltd., GDR**......        575,754
      16,000   State Bank of India, GDR+............        281,600
      34,000   Tata Engineering & Locomotive
                 Company, GDR.......................        363,392
                                                       ------------
                                                          2,601,166
                                                       ------------
                                                  INDONESIA -- 4.2%
     494,798   PT Bank International Indonesia
                 (Foreign)..........................        487,048
      21,500   PT Guang Garam (Foreign).............         92,845
     112,024   PT Indah Kiat Pulp and Paper
                 (Foreign)..........................         81,812
      41,000   PT Indosat (Foreign).................        112,828
      90,000   PT Jaya Real Property (Foreign)......        125,741
      79,000   PT Lippo Karawaci (Foreign)..........         90,305

                                                          VALUE
   SHARES                                                (NOTE 1)
------------                                           ------------
 INDONESIA -- (CONTINUED)
     267,000   PT Lippo Life Insurance (Foreign)....   $    245,862
     475,776   PT Mulia Industrindo (Foreign).......        493,502
      32,000   PT Semen Cibinong (Foreign)..........         90,093
     102,000   PT Semen Gresik (Foreign)............        328,196
                                                       ------------
                                                          2,148,232
                                                       ------------
ISRAEL -- 2.2%
      45,000   Blue Square-Israel Ltd., ADR+........        641,250
       1,860   Koor Industries......................        161,679
      28,320   Osem Investment Ltd. ................        159,929
       7,980   Super-Sol Ltd. ......................        195,912
                                                       ------------
                                                          1,158,770
                                                       ------------
KOREA -- 3.8%
       8,217   Cho Hung Bank Company................         66,266
       2,685   Daehan City Gas Company..............        193,828
       1,930   Daesung Industrial Company...........        113,059
         925   Dong-ah Construction Industrial
                 Company............................         19,704
       7,280   Hyundai Housing & Industrial
                 Development+.......................        120,615
       4,470   Kookmin Bank.........................         73,188
       3,004   Kookmin Bank, GDR**..................         56,085
      11,100   Korea Electric Power Corporation.....        323,148
       8,845   Korea Exchange Bank..................         83,279
         356   Korean Mobile Telecom. Corporation...        362,614
       5,900   L.G. Construction Ltd. ..............        117,644
       1,460   L.G. Insurance Company Ltd. .........         81,458
          21   Samsung Electronics Company Ltd. ....          1,230
         260   Samsung Electronics Company Ltd.
                 (New)..............................         13,996
          20   Samsung Electronics Company Ltd., GDR
                 (1/2 Voting)**.....................            816
           7   Samsung Electronics Company Ltd., GDR
                 (1/2 Voting) (New)+**..............            280
         300   Samsung Fire & Marine Insurance......        123,266
       2,172   Shinhan Bank.........................         34,659
       6,800   Tong Yang Confectionery Company......        149,681
                                                       ------------
                                                          1,934,816
                                                       ------------
MALAYSIA -- 13.5%
      27,000   Amway Holdings BHD+..................        152,881
      86,000   Antah Holdings BHD...................        117,822
     213,000   Commerce Asset Holdings BHD..........      1,602,455
     124,000   Gadek BHD............................        964,799
      33,333   Gadek Capital BHD+...................         87,771
      97,000   Gopeng BHD...........................        203,564
      75,000   Kedah Cement Holdings BHD............        148,485
      46,000   Konsortium Perkapalan BHD+...........        309,642
      96,000   Malaysia International Shipping
                 Company BHD........................        285,092
     146,000   Metroplex BHD........................        179,212
       9,000   MNI Holdings BHD.....................         46,684
      23,000   Nam Fatt BHD.........................         69,669
     159,000   Rashid Husain BHD....................      1,051,396
     120,000   Renong BHD...........................        212,869
     203,000   Tanjong BHD..........................        811,839
      81,000   United Engineers BHD.................        731,261
                                                       ------------
                                                          6,975,441
                                                       ------------
MEXICO -- 11.7%
     103,500   Cementos Mexicanos S.A., Class B.....        403,639
          53   Controladora de Farmacias, Series
                 B..................................              0
     100,700   Corporacion Geo S.A., Series B+......        492,499

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

                               DECEMBER 31, 1996

                                                          VALUE
   SHARES                                                (NOTE 1)
------------                                           ------------
COMMON STOCKS -- (CONTINUED)
 MEXICO -- (CONTINUED)
      44,000   Empresas La Moderna..................   $    215,193
      12,500   Empresas La Moderna, ADR.............        246,875
     189,200   Fomento Economico Mexicana, Class B..        648,932
     147,004   Gruma S.A. de CV, Series B...........        896,366
      46,600   Grupo Financiero, ADR+...............        192,225
      37,500   Grupo Financiero Banamex, Series B+..         79,173
     335,625   Grupo Financiero del Norte, Class B..        332,555
       2,098   Grupo Financiero Inbursa, Series B...          7,171
     325,000   Grupo Posadas S.A., Series L+........        146,977
      13,700   Grupo Telivisa, GDR+.................        351,062
      27,100   Kimberly Clark de Mexico, Class A....        534,977
      15,000   Kimberly Clark de Mexico, Class B+...        290,587
     101,400   Sanluis Corporacion S.A..............        628,598
      37,800   Sigma Alimentos, Class B.............        340,450
       1,117   Telefonos de Mexico S.A., ADR........         36,861
      95,250   Telefonos de Mexico S.A., Series L...        157,782
                                                       ------------
                                                          6,001,922
                                                       ------------
PAKISTAN -- 0.4%
      39,720   Engro Chemical.......................        133,292
      24,200   Karachi Electric Supply Company......         11,321
       6,760   Pakistan State Oil...................         43,684
                                                       ------------
                                                            188,297
                                                       ------------
PERU -- 1.3%
      12,000   Buenaventura, ADR....................        204,750
      12,000   Cia de Minas Buenaventura............         87,306
       6,099   Credicorp Ltd. ......................        112,828
     210,000   Fabril Pacifico+.....................        289,489
                                                       ------------
                                                            694,373
                                                       ------------
PHILIPPINES -- 3.7%
     108,000   Bankard Inc.+........................         38,601
         545   Benpress Holdings Corporation, GDR+..          4,085
     198,000   C&P Homes............................        101,635
   2,015,000   Centennial City Inc. ................        229,848
          20   Empire East Land Holdings+...........              9
     375,000   International Container Terminal
                 Services, Inc. ....................        196,055
      28,300   La Tondena Distillers Inc. ..........         69,943
     318,000   Marsman & Company Inc, Class B.......         82,825
       5,985   Mega World Properties & Holdings.....          2,389
       8,400   Metro Pacific Inc. ..................          2,076
     242,000   Mondragon International..............        108,118
     218,000   PCI Leasing and Finance, Inc.+.......         57,608
       5,500   Philippine Long Distance Telephone...        302,186
      37,110   Philippine Savings Bank+.............         88,895
       9,000   Republic Glass.......................          1,745
      42,000   San Miguel Corporation, Class A......         88,631
     738,500   SM Prime Holdings Inc. ..............        190,943
     834,000   Solid Group Inc.+....................        171,240
       1,200   Southeast Asia Cement Holdings
                 Inc. ..............................            139
     798,000   Uniwide Holdings Inc.+...............        157,780
                                                       ------------
                                                          1,894,751
                                                       ------------
POLAND -- 1.6%
      21,153   Agros Holding S.A.+..................        556,969
      15,200   Jutrzenka............................        294,204
                                                       ------------
                                                            851,173
                                                       ------------
RUSSIA -- 1.8%
      45,800   Gazprom, ADR+**......................        808,370
       2,900   Tatneft, ADR+**......................        139,200
                                                       ------------
                                                            947,570
                                                       ------------

                                                          VALUE
   SHARES                                                (NOTE 1)
------------                                           ------------
SOUTH AFRICA -- 3.6%
     251,600   Bidvest Group Ltd. ..................   $  1,304,115
         214   Liberty Life.........................          5,375
     378,215   Meikles Africa Ltd.+.................        559,758
                                                       ------------
                                                          1,869,248
                                                       ------------
THAILAND -- 4.2%
      31,800   BEC World Public Company
                 (Foreign)+.........................        305,030
     209,000   Big C Supercenter Public Company Ltd.
                 (Foreign)+.........................        240,408
      57,400   Finance One Company (Foreign)........        116,385
     215,840   Krung Thai Bank (Foreign)............        420,806
      73,700   Nawarat Patanakarn (Foreign).........         86,212
      69,200   Phatra Thanakit Company (Foreign)....        196,974
      64,400   Sahaviriya Steel Industries
                 (Foreign)+.........................         21,344
       9,400   Siam Cement Public Company Ltd.
                 (Foreign)..........................        296,155
     212,350   Siam City Bank Public Company Ltd.
                 (Foreign)..........................        198,721
      41,000   Suzuki Company (Foreign)+............         47,961
      48,100   Telecom Asia (Foreign)+..............        100,341
      43,054   T.P.I. Polene Public Company Ltd.
                 (Foreign)..........................         79,740
      32,900   Unithai Line (Foreign)...............         44,579
                                                       ------------
                                                          2,154,656
                                                       ------------
VENEZUELA -- 2.8%
      46,056   Banco Provincial.....................         85,585
     309,609   Electricidad de Caracas..............        313,994
     136,624   Mavesa S.A., ADR**...................        879,346
         655   Siderurgica Venezolana, Class B+.....            450
   1,138,075   Sudamtex de Venezuela C.A., Series
                 B..................................         95,585
     125,675   Venaseta, Class A....................          7,916
      25,135   Venaseta, Class B....................          1,689
     171,429   Venezolana de Pulpa Y Papel, Series
                 A..................................         53,453
                                                       ------------
                                                          1,438,018
                                                       ------------
               Total Common Stocks
                 (Cost $41,137,794).................     41,971,047
                                                       ------------
PREFERRED STOCKS -- 4.5%
BRAZIL -- 4.5%
  52,760,700   Banco Bradesco.......................        382,339
     325,000   Centrais Eletrobras..................        120,729
   1,951,000   Mesbla...............................          9,388
   6,432,500   Petroleo Brasileir...................      1,024,520
 391,904,856   Usiminas.............................        399,787
      20,200   Vale do Rio Doce.....................        388,798
                                                       ------------
               Total Preferred Stocks
                 (Cost $2,560,090)..................      2,325,561
                                                       ------------

                                            EXPIRATION
                                               DATE
                                            ----------
WARRANTS AND RIGHTS -- 8.8%
BRAZIL -- 0.0%#
      9,879   Paulista de Forca+.........   01/16/1997            339
HONG KONG -- 0.1%
  5,260,000   Guangzhou Invest+..........   11/27/1997         83,649
INDONESIA -- 0.1%
              PT Indah Kiat Pulp and
    142,249     Paper+...................   04/13/2001         43,662

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

                               DECEMBER 31, 1996

                                              EXPIRATION     VALUE
  SHARES                                         DATE       (NOTE 1)
-----------                                   ----------    --------
WARRANTS AND RIGHTS -- (CONTINUED)
MALAYSIA -- 0.6%

     75,000     Antah Holdings BHD+............  08/19/1999 $  49,891
     63,000     Gadek BHD+.....................  12/19/2000   239,477
                                                              -------
                                                              289,368
                Total Warrants and Rights                     -------
                  (Cost $265,379)                             417,018
                                                            =========

PRINCIPAL
 AMOUNT
---------
CONVERTIBLE BONDS -- 4.9%

SOUTH AFRICA -- 4.9%

  $2,250,000   Barlow Ltd,
                 7.000% due 09/20/2004.........             2,435,625
      20,000   Bidvest Group Ltd.,
                 33.008% due 09/29/2000........               100,587
                                                           ----------
               Total Convertible Bonds.........             2,536,512
                                                           ==========
U.S. Treasury Obligation -- 5.3%
(Cost $2,724,612)
U.S. TREASURY BILL:
   2,730,000    5.010%++ due 01/16/1997........             2,724,612
TOTAL INVESTMENTS (COST $49,340,088*)..........   97.0%    49,974,750
OTHER ASSETS AND LIABILITIES (NET).............    3.0      1,535,683
                                                 -----    -----------
NET ASSETS.....................................  100.0%   $51,510,433
                                                 =====    ===========

----------------------
  * Aggregate cost for Federal tax purposes was $49,532,209.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
 ++ Annualized yield at date of purchase (unaudited).
+++ Floating rate security. Rate shown is rate in effect at 12/31/96.
  # Amount is less than 0.1%.

The industry classification of the Emerging Markets Series at December 31, 1996 was as follows:

                                             % OF          VALUE
        INDUSTRY CLASSIFICATION           NET ASSETS     (NOTE 1)
        -----------------------           ----------    -----------
LONG TERM INVESTMENTS:
Food and Beverage Products.............        8.9%     $ 4,569,425
Diversified Holdings...................        8.3        4,279,518
Banking/Financials.....................        7.6        3,926,276
Financial Services.....................        7.5        3,858,569
Banks..................................        6.5        3,360,339
Oil/Gas................................        4.8        2,483,340
Construction...........................        4.0        2,050,633
Communication/Telecommunications.......        4.0        2,046,374
Retail.................................        3.9        1,995,523
Electric Utilities.....................        3.4        1,768,054
Metal Mining...........................        3.3        1,706,787
Building Materials.....................        3.1        1,576,720
Textiles and Apparel...................        2.9        1,502,055
Utility................................        2.8        1,421,597
Industrial.............................        2.7        1,390,832
Property/Real Estate...................        2.6        1,345,951
Engineering/Construction...............        2.2        1,146,543
Consumer...............................        1.6          811,460
Transportation.........................        1.2          639,313
Electric/Electric Machinery............        1.2          637,142
Paper and Allied Products..............        1.2          632,092
Electronics............................        0.6          296,477
Other..................................        7.4        3,805,118
                                                        -----------
TOTAL LONG TERM INVESTMENTS............       91.7       47,250,138
U.S. TREASURY BILL.....................        5.3        2,724,612
                                                        -----------
TOTAL INVESTMENTS......................       97.0       49,974,750
OTHER ASSETS AND LIABILITIES (NET).....        3.0        1,535,683
                                                        -----------
NET ASSETS.............................      100.0%     $51,510,433
                                                        ===========

                              SCHEDULE OF FORWARD
                           FOREIGN EXCHANGE CONTRACT

                    FORWARD FOREIGN EXCHANGE CONTRACT TO BUY

                     CONTRACT TO RECEIVE
               -------------------------------
EXPIRATION          LOCAL          IN EXCHANGE     VALUE IN      UNREALIZED
   DATE            CURRENCY        FOR U.S. $       U.S. $      DEPRECIATION
-----------    ----------------    -----------     --------     ------------
  01/2/1997     PHP     670,000         25,500       25,476         $(24)
 Net Unrealized Depreciation of Forward Foreign Exchange Contract   $(24)

                               GLOSSARY OF TERMS

ADR     -- American Depositary Receipt
ADS     -- American Depositary Share
GDR     -- Global Depositary Receipt
GDS     -- Global Depositary Share
PHP     -- Philippine Peso

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                            NATURAL RESOURCES SERIES

                               DECEMBER 31, 1996

                                                           VALUE
  SHARES                                                 (NOTE 1)
-----------                                             -----------
COMMON STOCKS -- 90.1%
ALUMINUM -- 2.0%
     50,850   Century Aluminum Company...............   $   877,162
                                                        ------------
BUILDING MATERIALS -- 1.1%
     38,000   Dayton Superior Corporation+...........       498,750
                                                        ------------
BUILDING PRODUCTS -- 1.1%
     12,900   Rayonier, Inc. ........................       495,038
                                                        ------------
CHEMICALS -- 1.4%
     25,300   General Chemical Group Inc. ...........       597,713
                                                        ------------
DIVERSIFIED MINING -- 1.4%
     95,000   WMC Ltd. ..............................       598,800
                                                        ------------
ELECTRONICS -- 1.3%
     30,000   Input/Output, Inc.+....................       555,000
                                                        ------------
ENGINEERING -- 1.0%
     35,000   Bouygues Offshore S.A., ADR+...........       450,625
                                                        ------------
FOREST PRODUCTS AND PAPER -- 7.3%
     24,750   Buckeye Cellulose Corporation+.........       658,969
     11,000   Champion International Corporation.....       475,750
     12,000   Consolidated Papers Inc. ..............       589,500
     34,000   Fort Howard Corporation+...............       941,375
      8,000   Willamette Industries, Inc. ...........       559,000
                                                        ------------
                                                          3,224,594
                                                        ------------
GOLD/MINING -- 16.6%
     19,000   Barrick Gold Corporation...............       543,875
     40,000   Battle Mountain Gold Company...........       275,000
    590,919   Consolidated Gold+.....................       220,755
     40,000   Dreifontein Consolidated Ltd., ADR.....       400,000
     30,000   Echo Bay Mines Ltd. ...................       198,750
    130,000   Emperor Mines Ltd.+....................       253,160
     24,100   Getchell Gold Corporation+.............       924,838
    164,000   Herald Resources Ltd. .................       121,230
     42,000   Kloof Gold Mining Ltd., ADR............       328,125
     80,000   Nambian Minerals Corporation+..........       321,273
    100,000   Newcrest Mining Ltd., ADR..............       397,425
     21,750   Newmont Mining Corporation.............       973,312
     15,000   Placer Dome Inc., ADR..................       326,250
     75,000   Plutonic Resources Ltd. ...............       348,740
    100,000   Sons of Gwalia Ltd. Ord................       590,574
     30,000   Teck Corporation, Class B..............       695,484
     50,000   TVX Gold Inc., ADR+....................       387,500
                                                        ------------
                                                          7,306,291
                                                        ------------
INSURANCE -- 0.1%
      1,000   Highlands Insurance Group Inc.+........        20,250
                                                        ------------
MARINE TRANSPORTATION -- 1.0%
      8,800   Trico Marine Services, Inc.+...........       422,400
                                                        ------------
METAL MINING -- 1.8%
     19,000   Alumax, Inc.+..........................       634,125
     40,000   Miramar Mining Corporation+............       175,240
                                                        ------------
                                                            809,365
                                                        ------------
METALS -- 3.5%
    262,000   Pasminco Limited Ord...................       412,336
    338,500   Portman Mining Limited+................       634,974
     14,300   Titanium Metals Corporation+...........       470,113
                                                        ------------
                                                          1,517,423
                                                        ------------
METALS -- MISCELLANEOUS -- 2.9%
     15,100   Cameco Corporation.....................       605,301
      7,800   Potash Corporation of Saskatchewan
                Inc. ................................       663,000
                                                        ------------
                                                          1,268,301
                                                        ------------
MINING -- 2.5%
     37,300   PT Tambang Timah, GDR**................       670,654
    211,400   QNI Ltd. ..............................       425,119
                                                        ------------
                                                          1,095,773
                                                        ------------

                                                           VALUE
  SHARES                                                 (NOTE 1)
-----------                                             -----------
NON-FERROUS METALS -- 1.1%
      7,500   RTZ Corporation PLC, ADR...............   $   480,000
                                                        ------------
OIL AND GAS EXPLORATION -- 22.6%
     53,000   Abacan Resource Corporation+...........       460,438
    125,000   Canadian 88 Energy Corporation+........       547,625
     30,000   Ensign Resource Service Group..........       553,101
     30,000   Flores and Rucks Inc.+.................     1,597,500
     75,000   HarCor Energy, Inc.+...................       365,625
     15,000   Louisiana Land and Exploration
                Company..............................       804,375
     48,000   Morrison Petroleums Ltd.+..............       289,146
     15,000   Nuevo Energy Company+..................       780,000
    115,000   Pacalta Resources Ltd.+................       680,150
     14,500   Petroleum Securities Australia Ltd.,
                ADR+.................................       329,875
     20,500   Snyder Oil Corporation.................       356,188
     21,000   Stone Energy Corporation+..............       627,375
     10,000   Talisman Energy Inc.+..................       332,956
     19,000   Triton Energy Ltd.+....................       921,500
     25,000   United Meridian Corporation+...........     1,293,750
                                                        ------------
                                                          9,939,604
                                                        ------------
OIL AND GAS -- EXTRACTION -- 1.4%
     42,000   Camboir Inc. ..........................       619,474
                                                        ------------
OIL/GAS -- DOMESTIC -- 1.6%
     13,000   Forest Oil Corporation+................       229,125
     10,000   Noble Affiliates Inc. .................       478,750
                                                        ------------
                                                            707,875
                                                        ------------
OIL/GAS -- EQUIPMENT AND SERVICES -- 10.8%
     11,700   Baker Hughes, Inc. ....................       403,650
     16,000   BJ Services Company+...................       816,000
      9,200   Diamond Offshore Drilling Inc.+........       524,400
     10,000   ENSCO International, Inc.+.............       485,000
     10,000   Falcon Drilling Company, Inc.+.........       392,500
     17,800   Forasol-Foramer NV+....................       349,325
      5,000   Halliburton Company....................       301,250
     45,000   Marine Drilling Companies Inc.+........       885,938
     25,000   Pride Petroleum Services Inc.+.........       581,250
          1   Transocean Offshore, Inc.+.............            18
                                                        ------------
                                                          4,739,331
                                                        ------------
OIL/GAS -- INTERNATIONAL -- 5.9%
      8,000   British Petroleum PLC, ADR.............     1,131,000
     13,000   Ente Nazionale Idrocarburi SpA, ADR....       671,125
      6,500   Mobil Oil Corporation..................       794,625
                                                        ------------
                                                          2,596,750
                                                        ------------
PLATINUM/MINING -- 0.6%
        657   Rustenburg Platinum Holdings Ltd.,
                ADR..................................         9,034
     13,000   Stillwater Mining Company+.............       235,625
                                                        ------------
                                                            244,659
                                                        ------------
UTILITY -- 1.1%
     25,000   Nabors Industries, Inc.+...............       481,250
                                                        ------------
              Total Common Stocks (Cost
                $31,174,724).........................    39,546,428
                                                        ------------
WARRANT -- 1.3%
(Cost $512,689)
OIL AND GAS EXPLORATION -- 1.3%
    195,000   Windsor Energy Corporation, Expires
                06/18/1997...........................       569,530
                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            NATURAL RESOURCES SERIES

                               DECEMBER 31, 1996

 PRINCIPAL                                                   VALUE
  AMOUNT                                                   (NOTE 1)
-----------                                               -----------
COMMERCIAL PAPER -- 9.1%
 $2,000,000    American Express Company,
                 6.750%++ due 01/02/1997.......           $ 1,999,625
  2,000,000    General Electric Capital
                 Corporation, 5.500%++ due
                 01/02/1997....................             1,999,694
                                                          -----------
               Total Commercial Paper (Cost
                 $3,999,319)...................             3,999,319
                                                          -----------
TOTAL INVESTMENTS (COST $35,686,732*)..........  100.5%    44,115,277
OTHER ASSETS AND LIABILITIES (NET).............   (0.5)      (211,877)
                                                 -------  -----------
NET ASSETS.....................................  100.0%   $43,903,400
                                                 ====================

----------------------
 * Aggregate cost for Federal tax purposes was $35,775,400.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
++ Annualized yield at date of purchase (unaudited).

The summary of investments by country at December 31, 1996 was as follows:

                                                       % OF TOTAL
                       COUNTRY                         INVESTMENTS
-----------------------------------------------------  ----------
Australia............................................       9.8%
Canada...............................................      17.0
France...............................................       1.8
Great Britain........................................       3.7
Indonesia............................................       1.5
Italy................................................       1.5
South Africa.........................................       1.7
United States........................................      63.0
                                                          -----
                                                          100.0%
                                                       ==========

                              SCHEDULE OF FORWARD
                           FOREIGN EXCHANGE CONTRACT

                    FORWARD FOREIGN EXCHANGE CONTRACT TO BUY

                   CONTRACT TO RECEIVE
               ----------------------------
EXPIRATION         LOCAL        IN EXCHANGE     VALUE IN      UNREALIZED
   DATE          CURRENCY       FOR U.S. $       U.S. $      DEPRECIATION
-----------    -------------    -----------     ---------    ------------
01/02/1997     AUD   79,813       $63,755        $63,440        $(315)
                                                                -----
Net Unrealized Depreciation on Forward Foreign Exchange
  Contract...............................................       $(315)
                                                                =====

                               GLOSSARY OF TERMS

ADR     -- American Depositary Receipt
AUD     -- Australian Dollar
GDR     -- Global Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                               REAL ESTATE SERIES

                               DECEMBER 31, 1996

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
COMMON STOCKS -- 88.0%
APARTMENTS -- 18.0%
      18,400   Associated Estates Realty
               Corporation...........................   $   437,000
      32,900   Avalon Properties Inc. ...............       945,875
      28,100   Bay Apartment Communities, Inc. ......     1,011,600
      23,900   Equity Residential Properties Trust...       985,875
      31,700   Irvine Apartment Communities..........       792,500
      14,500   Oasis Residential, Inc. ..............       329,875
      27,100   Post Properties Inc. .................     1,090,775
      12,200   Security Capital Atlantic Inc. .......       298,900
      63,900   Security Capital Pacific Trust........     1,461,712
      30,000   Smith, Charles E. Residential Realty
               Inc. .................................       877,500
      36,300   United Dominion Realty Trust Inc. ....       562,650
      17,900   Wellsford Residential Property
               Trust.................................       434,075
                                                         ----------
                                                          9,228,337
                                                         ----------
HEALTH CARE REAL ESTATE -- 7.3%
      30,000   American Health Properties Inc. ......       716,250
      31,900   Health Care Property Investors
               Inc. .................................     1,116,500
      32,800   LTC Properties Inc. ..................       606,800
      52,800   Nationwide Health Properties Inc. ....     1,280,400
                                                         ----------
                                                          3,719,950
                                                         ----------
MANUFACTURED HOUSING -- 3.1%
      31,800   ROC Communities Inc. .................       882,450
      20,800   Sun Communities Inc. .................       717,600
                                                         ----------
                                                          1,600,050
                                                         ----------
OFFICE/INDUSTRIAL -- 24.4%
      45,100   Arden Realty Group, Inc. .............     1,251,525
      15,800   Cali Realty Corporation...............       487,825
      66,900   CarrAmerica Realty Corporation........     1,956,825
      32,000   Crescent Real Estate Equities
               Company...............................     1,688,000
      23,200   Duke Realty Investments, Inc. ........       893,200
      31,700   Highwood Properties Inc. .............     1,069,875
      46,900   Liberty Property Trust................     1,207,675
      11,000   Reckson Associates Realty
               Corporation...........................       464,750
      50,283   Security Capital Industries...........     1,074,799
      35,300   Spieker Properties Inc. ..............     1,270,800
      34,000   Weeks Corporation.....................     1,130,500
                                                         ----------
                                                         12,495,774
                                                         ----------
 REGIONAL MALLS -- 12.6%
      21,300   General Growth Properties.............       686,925
      57,400   Macerich Company......................     1,499,575
      46,500   Rouse Company.........................     1,476,375
      59,400   Simon DeBartolo Group, Inc. ..........     1,841,400
      72,800   Taubman Centers Inc. .................       937,300
                                                         ----------
                                                          6,441,575
                                                         ----------

                                                           VALUE
   SHARES                                                (NOTE 1)
------------                                            -----------
SELF-STORAGE -- 4.1%
      15,800   Shurgard Storage Centers Inc., Class
               A.....................................   $   468,075
      27,600   Storage Trust Realty..................       745,200
      22,700   Storage USA Inc. .....................       854,088
                                                         ----------
                                                          2,067,363
                                                         ----------
SHOPPING CENTERS -- 9.1%
      26,300   Developers Diversified Realty
               Corporation...........................       976,388
      39,950   Kimco Realty Corporation..............     1,393,256
      29,700   Vornado Realty Trust..................     1,559,250
      18,300   Weingarten Realty, Inc. ..............       743,437
                                                         ----------
                                                          4,672,331
                                                         ----------
SPECIALTY REAL ESTATE -- 9.4%
      44,800   Franchise Finance Corporation of
               America...............................     1,237,600
       8,202   Homestead Village, Inc.+..............       147,636
      34,300   Patriot American Hospitality Inc. ....     1,479,188
      34,900   Starwood Lodging Trust................     1,923,862
                                                         ----------
                                                          4,788,286
                                                         ----------
               Total Common Stocks (Cost
                 $32,985,208)........................    45,013,666
                                                         ----------
WARRANT -- 0.1%
(Cost $42,303)
APARTMENTS -- 0.1%
       5,502   Homestead Village Inc., Expires
                 10/27/1997..........................        44,704
                                                         ----------

 PRINCIPAL
   AMOUNT
------------
CONVERTIBLE BOND -- 0.8%
(Cost $361,527)
APARTMENTS -- 0.8%
  $  360,000   Camden Property Trust, Conv.,
                 7.330% due 04/01/2001........                421,650
                                                          -----------
U.S. TREASURY OBLIGATIONS -- 8.8%
U.S. TREASURY BILLS:
   2,575,000   5.048%++ due 01/02/1997........              2,574,650
   1,925,000   4.920%++ due 03/06/1997........              1,907,726
                                                          -----------
               Total U.S. Treasury Obligations
                 (Cost $4,482,939)............              4,482,376
                                                          -----------
TOTAL INVESTMENTS (COST $37,871,977*).........    97.7%    49,962,396
OTHER ASSETS AND LIABILITIES (NET)............     2.3      1,172,212
                                                 -------  -----------
NET ASSETS....................................   100.0%   $51,134,608
                                                 =====    ===========

----------------------
*  Aggregate cost for Federal tax purposes was $37,864,046.
+  Non-income producing security.
++ Annualized yield at date of purchase (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                             MARKET MANAGER SERIES

                               DECEMBER 31, 1996

 PRINCIPAL                                                 VALUE
   AMOUNT                                                 (NOTE 1)
------------                                             ----------
U.S. TREASURY OBLIGATION -- 44.3%
(Cost $2,368,575)
  $3,168,000   U.S. Treasury Strip,
                 7.285%++ due 02/15/2001..............   $2,471,356
                                                         ------------
CORPORATE BONDS AND NOTES -- 7.1%
FINANCIAL SERVICES -- 4.0%
     305,000   Cabco (Texaco Capital),
                 Zero coupon due 10/01/2001...........      224,198
                                                         ------------
INDUSTRIAL -- 3.1%
     177,000   Philip Morris Companies Inc.,
                 6.000% due 07/15/2001................      171,469
                                                         ------------
               Total Corporate Bonds
                 and Notes (Cost $378,690)............      395,667
                                                         ------------

 NUMBER
   OF                               EXPIRATION   STRIKE       VALUE
CONTRACTS                              DATE       PRICE      (NOTE 1)
---------                           ----------   -------    ----------
 CALL OPTIONS PURCHASED** -- 48.4%
  8,040     S&P Mid-Cap Companies
              Index 400
              European............  03/06/2001   $178.50    $  842,818
  2,610     S&P Mid-Cap Companies
              Index 400
              European............  03/06/2001    178.50       269,911
  1,661     S&P Mid-Cap Companies
              Index 400
              European............  03/06/2001    178.50       184,040
  2,946     S&P 500 European......  03/06/2001    485.63       921,690
    959     S&P 500 European......  03/06/2001    485.63       295,455
    611     S&P 500 European......  03/06/2001    485.63       190,372
                                                            ----------
            Total Call Options Purchased
              (Cost $1,279,286).........................     2,704,286
                                                            ==========

TOTAL INVESTMENTS (COST $4,026,551*)............   99.8%     5,571,309
OTHER ASSETS AND LIABILITIES (NET)..............    0.2         13,551
                                                  -----     ----------
NET ASSETS......................................  100.0%    $5,584,860
                                                  =====     ==========

----------------------
 * Aggregate cost for Federal tax purposes.
** The Market Manager Series is exposed to risks on these call options purchased if the counterparties are unable to meet the terms of the contracts. Such risks are limited to the cost of such investments.
++ Annualized yield at date of purchase (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

                               DECEMBER 31, 1996

                                                          VALUE
   SHARES                                                (NOTE 1)
------------                                           ------------
COMMON STOCKS -- 36.5%
 AEROSPACE/DEFENSE -- 0.5%
      12,600   Gencorp, Inc. .......................   $    228,375
      20,000   General Motors Corporation, Class
                 H..................................      1,125,000
                                                       ------------
                                                          1,353,375
                                                       ------------
AUTOMOBILE PARTS -- 0.4%
      17,000   Cummins Engine Company, Inc. ........        782,000
      10,100   Excel Industries, Inc. ..............        167,913
       2,000   SPX Corporation......................         77,500
       7,700   Standard Products Company............        196,350
                                                       ------------
                                                          1,223,763
                                                       ------------
AUTOMOTIVE -- 1.8%
      55,600   Chrysler Corporation.................      1,834,800
      37,800   Ford Motor Company...................      1,204,875
      24,100   General Motors Corporation...........      1,343,575
       9,900   Simpson Industries, Inc. ............        107,817
      12,500   Volvo AB, ADR........................        271,875
                                                       ------------
                                                          4,762,942
                                                       ------------
BANKS -- 1.2%
      21,700   BankAmerica Corporation..............      2,164,575
       9,500   Chase Manhattan Corporation..........        847,875
       8,800   City National Corporation............        190,300
       4,400   Washington Mutual Savings Bank.......        190,575
                                                       ------------
                                                          3,393,325
                                                       ------------
BICYCLES -- 0.0%#
       8,300   Huffy Corporation....................        119,313
                                                       ------------
CHEMICALS -- 1.4%
      11,100   du Pont (E. I.) de Nemours &
                 Company............................      1,047,563
      23,200   Olin Corporation.....................        872,900
      23,400   Rohm & Haas Company..................      1,910,025
                                                       ------------
                                                          3,830,488
                                                       ------------
CONSTRUCTION -- 0.5%
      18,700   Caterpillar Inc. ....................      1,407,175
                                                       ------------
CONSUMER GOODS -- DURABLES -- 0.4%
      20,000   Goodyear Tire & Rubber Company.......      1,027,500
                                                       ------------
DOMESTIC INVESTMENT COMPANIES -- 1.0%
      18,400   Blackrock Strategic Term Trust,
                 Inc. ..............................        147,200
      18,400   Blackrock 2001 Term Trust, Inc. .....        144,900
      18,400   Gabelli Equity Trust, Inc. ..........        172,500
      32,300   Gabelli Global Multimedia Trust,
                 Inc. ..............................        222,062
      35,200   Global Health Sciences Fund..........        510,400
      21,400   Liberty All-Star Growth Fund.........        200,625
      19,633   Morgan Grenfell SMALLcap Fund,
                 Inc. ..............................        206,147
      11,300   New Age Media Fund, Inc. ............        141,250
      13,100   Pilgrim America Bank & Thrift Fund,
                 Inc. ..............................        206,325
      41,435   Royce Value Trust....................        523,117
      12,300   Tri-Continental Corporation..........        296,737
                                                       ------------
                                                          2,771,263
                                                       ------------
FINANCE AND FINANCIAL SERVICES -- 3.1%
      15,400   Ahmanson (H.F.) & Company............        500,500
       7,500   Alex Brown, Inc. ....................        543,750
       7,700   American Bankers Insurance Group
                 Inc. ..............................        393,663
      48,340   Bear Stearns Companies, Inc. ........      1,347,478
      34,500   Edwards (A.G.), Inc. ................      1,160,062
      12,450   Fremont General Corporation..........        385,950
       3,300   GATX Corporation.....................        160,050
      17,700   Merrill Lynch & Company, Inc. .......      1,442,550
      24,400   Paine Webber Group Inc. .............        686,250
      38,600   Salomon, Inc. .......................      1,819,025
                                                       ------------
                                                          8,439,278
                                                       ------------

                                                          VALUE
   SHARES                                                (NOTE 1)
------------                                           ------------
FOOD AND BEVERAGES -- 0.2%
      25,300   Coors (Adolph) Company, Class B......   $    480,700
                                                       ------------
FOOD AND KINDRED PRODUCTS -- 0.0%#
       7,500   Chiquita Brands International,
                 Inc. ..............................         95,625
                                                       ------------
FOREIGN INVESTMENT COMPANIES -- 1.6%
       8,300   Brazil Fund Inc. ....................        184,675
       4,400   Central European Equity Fund,
                 Inc. ..............................         86,900
       8,500   Clemente Global Growth Fund, Inc. ...         63,750
      29,300   Emerging Germany Fund, Inc. .........        238,063
      13,200   Emerging Markets Infrastructure Fund,
                 Inc. ..............................        143,550
      11,500   Emerging Markets Telecommunications
                 Fund, Inc. ........................        175,375
       8,600   Emerging Mexico Fund, Inc. ..........         63,425
      11,000   Europe Fund, Inc. ...................        177,375
       8,500   First Iberian Fund, Inc. ............         93,500
       7,800   First Israel Fund, Inc. .............         92,625
      13,700   France Growth Fund, Inc. ............        142,137
      12,000   G.T. Global Developing Markets
                 Fund...............................        139,500
      23,300   G.T. Greater Eastern Europe Fund,
                 Inc. ..............................        299,988
         400   Latin American Equity Fund, Inc. ....          5,600
       3,700   Mexico Fund..........................         55,500
         700   Morgan Stanley Russia & New Europe
                 Fund, Inc. ........................         12,600
      42,400   New Germany Fund, Inc. ..............        567,100
       6,700   Portugal Fund, Inc. .................         92,125
       4,200   Schroder Asian Growth Fund...........         49,875
       9,400   Scudder New Asia Fund Inc. ..........        117,500
      16,100   Scudder New Europe Fund, Inc. .......        223,388
      13,300   Spain Fund, Inc. ....................        151,287
      23,400   Swiss Helvetia Fund..................        465,075
      11,800   Templeton China World Fund...........        156,350
      25,200   Templeton Dragon Fund, Inc. .........        406,350
       8,400   Templeton Vietnam Opportunity Fund...         98,700
                                                       ------------
                                                          4,302,313
                                                       ------------
HAND/MACHINE-TOOLS -- 0.1%
       6,000   Black & Decker Corporation...........        180,750
                                                       ------------
HOMEBUILDING -- 0.3%
       6,200   Armstrong World Industries, Inc. ....        430,900
      20,300   Kaufman & Broad Home Corporation.....        261,362
       7,700   Ryland Group, Inc. ..................        105,875
                                                       ------------
                                                            798,137
                                                       ------------
HOUSING DEVELOPMENT -- 0.2%
      20,800   Fleetwood Enterprises, Inc. .........        572,000
                                                       ------------
INSURANCE -- 0.3%
       3,300   Orion Capital Corporation............        201,713
      18,700   USLIFE Corporation...................        621,775
                                                       ------------
                                                            823,488
                                                       ------------
LEISURE, SPORTING & RECREATION -- 0.3%
      32,500   Brunswick Corporation................        780,000
                                                       ------------
MARINE TRANSPORTATION -- 0.0%#
       7,700   Sea Containers, Ltd., Class A........        120,312
                                                       ------------
METAL MINING -- 1.1%
      32,300   British Steel PLC, ADR...............        888,250
       2,500   Cleveland-Cliffs, Inc. ..............        113,437
      37,500   Oregon Steel Mills, Inc. ............        628,125
       7,700   Quanex Corporation...................        210,787
      33,500   USX-US Steel Group, Inc. ............      1,051,063
                                                       ------------
                                                          2,891,662
                                                       ------------
NONDURABLE GOODS -- WHOLESALE -- 0.1%
       8,600   Fleming Companies, Inc. .............        148,350
                                                       ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

                               DECEMBER 31, 1996

                                                          VALUE
   SHARES                                                (NOTE 1)
------------                                           ------------
COMMON STOCKS -- (CONTINUED)
OIL AND GAS EXTRACTION -- 0.1%
       6,000   YPF Sociedad Anonima, ADR............   $    151,500
                                                       ------------
PAPER AND FOREST PRODUCTS -- 0.7%
      21,600   Bowater Inc. ........................        812,700
      11,500   International Paper Company..........        464,312
       8,500   Pope & Talbot, Inc. .................        134,938
      16,800   Westvaco Corporation.................        483,000
                                                       ------------
                                                          1,894,950
                                                       ------------
PETROLEUM -- 5.4%
      25,000   Ashland Inc. ........................      1,096,875
       6,800   British Petroleum PLC, ADR...........        961,350
      20,100   Elf Aquitaine, ADR...................        909,525
      14,800   Helmerich & Payne Inc. ..............        771,450
      17,400   Kerr-Mcgee Corporation...............      1,252,800
      38,200   Occidental Petroleum Corporation.....        892,925
      22,100   Pennzoil Company.....................      1,248,650
      34,000   Phillips Petroleum Company...........      1,504,500
      27,100   Repsol S.A., ADR.....................      1,033,188
       9,200   Sun Company, Inc. ...................        224,250
      19,400   Texaco, Inc. ........................      1,903,625
      28,700   Unocal Corporation...................      1,165,938
      75,100   USX-Marathon Group...................      1,793,012
                                                       ------------
                                                         14,758,088
                                                       ------------
PRODUCER/MANUFACTURING -- 1.1%
      18,800   Herman Miller, Inc. .................      1,064,550
       6,000   Ingersoll-Rand Company...............        267,000
       9,100   Johnson Controls Inc. ...............        754,162
       7,900   Timken Company.......................        362,413
      11,000   TRW Inc. ............................        544,500
                                                       ------------
                                                          2,992,625
                                                       ------------
PUBLISHING -- 0.0%#
       3,700   American Greetings Corporation.......        104,987
                                                       ------------
RETAIL, TRADE AND SERVICES -- 2.3%
      38,100   American Stores Company..............      1,557,338
      43,500   Dayton Hudson Corporation............      1,707,375
      12,300   Mercantile Stores Company, Inc. .....        607,312
      12,800   Ross Stores Inc. ....................        640,000
       9,900   Shopko Stores, Inc. .................        148,500
      26,100   Supervalu, Inc. .....................        740,587
      20,600   TJX Companies, Inc. .................        975,925
                                                       ------------
                                                          6,377,037
                                                       ------------
TECHNOLOGY -- 2.1%
       7,600   Applied Materials Inc.+..............        273,125
      13,600   Dell Computer Corporation+...........        722,500
      21,100   Digital Equipment Corporation+.......        767,513
      19,400   Harris Corporation...................      1,331,325
       8,400   Intel Corporation....................      1,099,875
      19,200   Microsoft Corporation+...............      1,586,400
                                                       ------------
                                                          5,780,738
                                                       ------------
TELECOMMUNICATIONS -- 2.7%
      18,200   BCE, Inc. ...........................        869,050
      29,500   NYNEX Corporation....................      1,419,688
      23,900   Sprint Corporation...................        953,012
      32,600   Telefonica de Espana, ADR............      2,257,550
      45,600   Telefono de Mexico S.A., ADR.........      1,504,800
      14,800   US West Inc. ........................        477,300
                                                       ------------
                                                          7,481,400
                                                       ------------
TOBACCO -- 0.6%
      45,200   RJR Nabisco Holdings Corporation.....      1,536,800
                                                       ------------
                                                          VALUE
   SHARES                                                (NOTE 1)
------------                                           ------------
TRANSPORTATION -- 1.0%
       2,900   Alexander & Baldwin Inc. ............   $     72,500
      12,600   APL Ltd..............................        297,675
       3,300   British Airways PLC, ADR.............        339,075
      39,300   CSX Corporation......................      1,660,425
       8,100   KLM Royal Dutch Airlines NV..........        225,788
                                                       ------------
                                                          2,595,463
                                                       ------------
UTILITY -- 6.0%
      10,800   Allegheny Power System Inc. .........        328,050
      20,000   American Electric Power Company......        822,500
       8,800   Baltimore Gas & Electric Company.....        235,400
      18,000   CMS Energy Corporation...............        605,250
       9,900   Consolidated Natural Gas Company.....        546,975
      23,800   DQE Inc. ............................        690,200
      10,600   DTE Energy Company...................        343,175
       7,500   Eastern Enterprises..................        265,313
      48,500   Edison International.................        963,938
      11,700   El Paso Natural Gas Company..........        590,850
      38,200   Entergy Corporation..................      1,060,050
      17,100   GPU, Inc. ...........................        574,987
      24,200   Illinova Corporation.................        665,500
      12,100   Montana Power Company................        258,637
      15,800   New York State Electric & Gas
                 Company............................        341,675
      17,500   Ohio Edison Company..................        398,125
      18,200   Pacific Gas & Electric Company.......        382,200
      18,200   PacifiCorp...........................        373,100
      20,000   PanEnergy Corporation................        900,000
      23,300   Pinnacle West Capital Corporation....        739,775
       9,300   PP&L Resources, Inc. ................        213,900
      37,600   Public Service Enterprise Group,
                 Inc. ..............................      1,024,600
       8,400   Questar Corporation..................        308,700
       5,900   Sierra Pacific Resources.............        169,625
      18,600   Sonat, Inc. .........................        957,900
      32,300   Texas Utilities Company..............      1,316,225
      17,800   TransCanada Pipeline Ltd.............        311,500
      10,800   Unicom Corporation...................        292,950
       4,500   United Illuminating Company..........        141,187
       3,300   UtiliCorp United, Inc. ..............         89,100
      17,900   Western Resources, Inc. .............        552,663
                                                       ------------
                                                         16,464,050
                                                       ------------
               Total Common Stocks
                 (Cost $85,215,256).................     99,659,397
                                                       ------------

 PRINCIPAL
  AMOUNT
-----------
U.S. TREASURY OBLIGATIONS -- 32.2%
U.S. TREASURY BILL -- 0.7%
 $2,000,000    5.145%++ due 01/30/1997...............       1,991,928
                                                           ----------
U.S. TREASURY BONDS -- 8.4%
 10,000,000    7.250% due 08/15/2022.................      10,591,699
  3,800,000    7.500% due 11/15/2024.................       4,160,468
  4,800,000    7.625% due 02/15/2025.................       5,331,984
  2,700,000    6.875% due 08/15/2025.................       2,752,596
                                                           ----------
                                                           22,836,747
                                                           ----------
U.S. TREASURY NOTES -- 23.1%
 31,000,000    6.250% due 08/31/2000.................      31,127,097
  7,150,000    5.625% due 11/30/2000.................       7,025,661
  6,000,000    10.750% due 05/15/2003................       7,389,300
 13,500,000    7.500% due 02/15/2005.................      14,436,358
  3,100,000    6.500% due 05/15/2005.................       3,121,513
                                                           ----------
                                                           63,099,929
                                                           ----------
               Total U.S. Treasury Obligations
                 (Cost $87,446,662)..................      87,928,604
                                                           ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

                               DECEMBER 31, 1996

 PRINCIPAL                                                  VALUE
   AMOUNT                                                  (NOTE 1)
------------                                             ------------
COMMERCIAL PAPER -- 30.4%
  $7,300,000    Ben Network Funding,
                  5.643%++ due 01/06/1997............    $  7,294,373
   9,500,000    Coca-Cola Company,
                  5.490%++ due 01/08/1997............       9,490,025
   7,000,000    Duracell International Inc.,
                  5.690%++ due 01/02/1997............       6,998,911
   2,400,000    Ford Motor Credit Company,
                  5.820%++ due 01/09/1997............       2,396,944
   9,500,000    Gannett Company,
                  5.447%++ due 01/07/1997............       9,491,529
  12,600,000    GE Capital Credit Corporation,
                  5.470%++ due 01/03/1997............      12,596,241
   6,200,000    Lucent Technologies Inc.,
                  5.510%++ due 01/15/1997............       6,186,956
   9,500,000    Merrill Lynch & Company Inc.,
                  5.690%++ due 01/02/1997............       9,498,258
   6,600,000    Panasonic,
                  5.686%++ due 01/21/1997............       6,579,540
   7,600,000    PepsiCo Inc.,
                  5.450%++ due 01/14/1997............       7,585,317

 PRINCIPAL                                                  VALUE
   AMOUNT                                                  (NOTE 1)
------------                                             ------------
  $4,700,000    Xerox Corporation,
                  5.447%++ due 01/09/1997............    $  4,694,412
                Total Commercial Paper
                  (Cost $82,812,506).................      82,812,506
TOTAL INVESTMENTS (COST $255,474,424*)........   99.1%    270,400,507
OTHER ASSETS AND LIABILITIES (NET)............    0.9       2,390,708
                                                -------
                                                -----
NET ASSETS....................................  100.0%   $272,791,215
                                                ============

----------------------
 *  Aggregate cost for Federal tax purposes was $255,880,322.
 +  Non-income producing security.
 ++ Annualized yield at date of purchase (unaudited).
 #  Amount represents less than 0.1%.

                               GLOSSARY OF TERMS

ADR     -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

                               DECEMBER 31, 1996

                                                           VALUE
  SHARES                                                 (NOTE 1)
-----------                                             -----------
COMMON STOCKS -- 49.7%
AEROSPACE/DEFENSE -- 0.6%
     35,000   Allegheny Teledyne Inc. ...............   $   805,000
                                                        -----------
BUILDING/CONSTRUCTION -- 0.8%
    100,000   Schuller Corporation...................     1,062,500
                                                        -----------
CONSUMER DURABLES -- 2.1%
     34,000   Corning Inc. ..........................     1,572,500
     30,000   Polaroid Corporation...................     1,305,000
                                                        -----------
                                                          2,877,500
                                                        -----------
CONSUMER PRODUCTS -- 1.7%
     10,000   Cross (A.T.) Company, Class A..........       116,250
     95,000   Hanson PLC, ADR........................       641,250
      3,750   Imperial Tobacco Group PLC, ADR+.......        47,813
     14,000   Philip Morris Companies Inc. ..........     1,589,000
                                                        -----------
                                                          2,394,313
                                                        -----------
ELECTRIC UTILITIES -- 6.3%
    550,000   Centerior Energy Corporation...........     5,912,500
     15,000   Entergy Corporation....................       416,250
     15,000   Ohio Edison Company....................       341,250
      5,000   Public Service Company of New Mexico...        98,125
     66,000   Unicom Corporation.....................     1,790,250
                                                        -----------
                                                          8,558,375
                                                        -----------
EXPLORATION AND PRODUCTION -- 0.6%
     35,000   Mitchell Energy & Development
                Corporation, Class B.................       774,375
                                                        -----------
FINANCIAL SERVICES -- 3.6%
     17,500   American Express Company...............       988,750
     28,000   Federal National Mortgage
                Association..........................     1,043,000
     10,000   Fund American Enterprise Holdings......       957,500
     16,000   Student Loan Marketing Association
                (Voting).............................     1,490,000
15,700.....   Zurich Reinsurance Centre Holdings
                Inc. ................................       490,625
                                                        -----------
                                                          4,969,875
                                                        -----------
FOOD-PROCESSING -- 0.2%
     10,000   McCormick & Company, Inc. .............       235,625
                                                        -----------
FOREST PRODUCTS AND PAPER -- 1.2%
     35,000   Weyerhaeuser Company...................     1,658,125
                                                        -----------
GENERAL MERCHANDISER -- 0.4%
     27,000   Hills Stores Company+..................       162,000
     17,000   Wal-Mart Stores, Inc. .................       388,875
                                                        -----------
                                                            550,875
                                                        -----------
INFORMATION PROCESSING -- 0.7%
      6,000   International Business Machines
                Corporation..........................       906,000
                                                        -----------
INSURANCE -- 4.5%
     16,000   Alexander and Alexander Services,
                Inc. ................................       278,000
     15,000   Harleysville Group, Inc. ..............       457,500
     42,000   Loews Corporation......................     3,958,500
     18,000   Unitrin Inc. ..........................     1,003,500
     38,000   Willis Corroon Group PLC, ADR..........       437,000
                                                        -----------
                                                          6,134,500
                                                        -----------
LEISURE ENTERTAINMENT -- 0.6%
     10,000   Readers Digest Association, Inc., Class
                A....................................       402,500
10,000.....   Readers Digest Association, Inc., Class
                B....................................       362,500
                                                        -----------
                                                            765,000
                                                        -----------
                                    MEDIA -- COMMUNICATIONS -- 6.6%
     37,000   Chris-Craft Industries Inc. ...........     1,549,375
     15,000   Meredith Corporation...................       791,250
     95,000   New York Times Company, Class A........     3,610,000
      8,000   Times Mirror Company, Class A..........       398,000
      8,000   Washington Post Company, Class B.......     2,681,000
                                                        -----------
                                                          9,029,625
                                                        -----------

                                                           VALUE
  SHARES                                                 (NOTE 1)
-----------                                             -----------
METALS -- 0.1%
     28,000   Hecla Mining Company+..................   $   154,000
                                                        -----------
MINING -- 3.0%
     64,000   Homestake Mining Company...............       912,000
    100,000   Lonrho Ltd. ...........................       213,208
     41,400   Newmont Mining Corporation.............     1,852,650
      5,000   Prime Resources Group, Inc. ...........        35,413
     72,000   Santa Fe Pacific Gold Corporation......     1,107,000
                                                        -----------
                                                          4,120,271
                                                        -----------
PAPER AND ALLIED PRODUCTS -- 0.3%
     10,000   International Paper Company............       403,750
                                                        -----------
PETROLEUM -- DOMESTIC -- 7.3%
     56,000   Amerada Hess Corporation...............     3,241,000
     12,000   Atlantic Richfield Company.............     1,591,500
      5,500   Kerr-McGee Corporation.................       396,000
     44,000   Murphy Oil Corporation.................     2,447,500
     16,000   Oryx Energy Company+...................       396,000
     32,000   Sun Company Inc. ......................       780,000
     50,000   Union Texas Petroleum Holdings Inc. ...     1,118,750
                                                        -----------
                                                          9,970,750
                                                        -----------
PETROLEUM -- INTERNATIONAL -- 1.6%
      7,000   Petro-Canada...........................        98,901
     22,000   Texaco Inc. ...........................     2,158,750
                                                        -----------
                                                          2,257,651
                                                        -----------
PHARMACEUTICALS -- 3.8%
     80,000   Genentech Inc.+........................     4,290,000
        320   Novartis AG+...........................       366,500
      8,000   Schering-Plough Corporation............       518,000
                                                        -----------
                                                          5,174,500
                                                        -----------
SPECIALTY CHEMICALS -- 1.1%
     30,000   Great Lakes Chemical Corporation.......     1,402,500
      4,000   Millennium Chemicals Inc.+.............        71,000
                                                        -----------
                                                          1,473,500
                                                        -----------
SPECIALTY MERCHANDISERS -- 0.9%
      8,000   English China Clays PLC................        26,372
    360,000   Petrie Stores Corporation+.............       990,000
      9,000   Toys R Us Inc.+........................       270,000
                                                        -----------
                                                          1,286,372
                                                        -----------
TRANSPORTATION SERVICES -- 1.7%
     38,000   Overseas Shipholding Group Inc. .......       646,000
     24,500   PHH Corporation........................     1,053,500
     24,000   Ryder System Inc. .....................       675,000
                                                        -----------
                                                          2,374,500
                                                        -----------
              Total Common Stocks
                (Cost $53,300,966)...................    67,936,982
                                                        -----------
PREFERRED STOCKS -- 5.2%
COMPUTER SERVICE & SOFTWARE -- 0.5%
      8,000   Microsoft Corporation, Series A, Conv.
                Prfd. ...............................       641,000
                                                        -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

                               DECEMBER 31, 1996

                                                           VALUE
  SHARES                                                 (NOTE 1)
-----------                                             -----------
PREFERRED STOCKS -- (CONTINUED)
ELECTRIC UTILITIES -- 2.9%
     32,000   Cleveland Electric Illuminating
                Company, Prfd., Series L.............   $ 2,592,000
        150   Cleveland Electric Illuminating
                Company, Prfd., Series R.............       149,532
        350   Cleveland Electric Illuminating
                Company, Prfd., Series S.............       352,408
      9,648   Entergy Gulf States Utilities Inc.,
                Prfd., Series B......................       472,752
      5,000   Niagara Mohawk Power Corporation,
                Prfd., Series A......................        88,750
      3,000   Niagara Mohawk Power Corporation,
                Prfd., Series B......................        58,875
     17,500   Niagara Mohawk Power Corporation Prfd.,
                Series C.............................       332,500
                                                        -----------
                                                          4,046,817
                                                        -----------
FINANCIAL -- 1.7%
     44,000   Kemper Corporation, Series E, Conv.
                Prfd.**..............................     2,288,000
                                                        -----------
PAPER AND ALLIED PRODUCTS -- 0.1%
      4,000   International Paper Company, Conv.
                Prfd. ...............................       184,956
                                                        -----------
              Total Preferred Stocks
                (Cost $6,404,906)....................     7,160,773
                                                        -----------
 PRINCIPAL
  AMOUNT
-----------
CONVERTIBLE BONDS AND NOTES -- 27.4%
BROADCAST, RADIO AND TV -- 2.7%
 $1,900,000   Comcast Corporation, Conv.,
                3.375% due 09/09/2005................     1,757,500
  4,000,000   Turner Broadcasting Systems Inc.,
                Conv.,
                Zero coupon due 02/13/2007**.........     1,950,000
                                                        -----------
                                                          3,707,500
                                                        -----------
COMPUTER SERVICE AND SOFTWARE -- 4.4%
 10,500,000   Automatic Data Processing Inc., Conv.,
                Zero coupon due 02/20/2012...........     6,011,250
                                                        -----------
ELECTRIC UTILITIES -- 0.4%
              Potomac Electrical Power Company,
                Conv.:
    250,000   5.000% due 09/01/2002..................       232,500
    250,000   7.000% due 01/15/2018..................       266,250
                                                        -----------
                                                            498,750
                                                        -----------
FINANCIAL SERVICES -- 2.5%
    475,000   Lonrho PLC, Conv.,
                6.000% due 02/27/2004................       737,218
  2,400,000   Sandoz Capital BVI, Ltd., Conv.,
                2.000% due 10/06/2002................     2,592,000
    150,000   UBS Finance (Delaware), Inc., Conv.,
                2.000% due 12/15/2000................       139,875
                                                        -----------
                                                          3,469,093
                                                        -----------
GAS TRANSMISSION -- 1.1%
  1,400,000   ENSERCH Corporation, Conv.,
                6.375% due 04/01/2002................     1,442,000
                                                        -----------

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 1)
-----------                                             -----------
INDUSTRIAL -- 6.1%
 $1,700,000   Alza Corporation,
                Zero coupon due 07/14/2014...........   $   714,000
    200,000   Cooper Industries Inc., Conv.,
                7.050% due 01/01/2015................       214,500
              Grand Metropolitan PLC, Conv.:
    300,000   6.500% due 01/31/2000***...............       355,500
  1,100,000   6.500% due 01/31/2000..................     1,303,500
    600,000   Home Depot Inc., Conv.,
                3.250% due 10/01/2001................       591,000
    400,000   Peninsular & Oriental, Conv.,
                7.250% due 05/19/2003................       708,546
  1,550,000   Silicon Graphics, Inc., Conv.,
                Zero coupon due 11/02/2013***........       809,875
  5,600,000   Time Warner Inc., Conv.,
                Zero coupon due 12/17/2012...........     2,107,000
  1,600,000   WMX Technologies Inc., Conv.,
                2.000% due 01/24/2005................     1,502,000
                                                        -----------
                                                          8,305,921
                                                        -----------
INSURANCE -- 2.2%
    900,000   Chubb Capital Corporation, Conv.,
                6.000% due 05/15/1998................     1,116,000
  3,000,000   USF & G Corporation, Conv.,
                Zero coupon due 03/03/2009...........     1,897,480
                                                        -----------
                                                          3,013,480
                                                        -----------
LEISURE -- 0.5%
    650,000   Outboard Marine Corporation, Conv.,
                7.000% due 07/01/2002................       637,000
                                                        -----------
MINING -- 1.2%
  1,700,000   Homestake Mining Company, Conv.,
                5.500% due 06/23/2000**..............     1,636,250
                                                        -----------
PETROLEUM -- 0.1%
    120,000   Shell Oil Company, Conv.,
                7.250% due 02/15/2002................       120,450
                                                        -----------
PHARMACEUTICALS -- 0.4%
    600,000   McKesson Corporation, Sub. Conv.,
                4.500% due 03/01/2004................       531,750
                                                        -----------
REAL ESTATE -- 2.0%
  2,500,000   Rouse Company, Conv.,
                5.750% due 07/23/2002................     2,737,500
                                                        -----------
RETAIL -- 0.2%
    300,000   Price Company, Conv.,
                5.500% due 02/28/2012................       310,500
                                                        -----------
RETAIL -- SPECIAL LINE -- 0.6%
              Office Depot Inc., Conv.:
    300,000   Zero coupon due 12/11/2007.............       188,625
  1,150,000   Zero coupon due 11/01/2008.............       678,500
                                                        -----------
                                                            867,125
                                                        -----------
TELECOMMUNICATIONS -- 1.4%
  2,220,000   Cellular Communications Inc., Conv.,
                Zero coupon due 07/27/1999***........     1,939,725
                                                        -----------
UTILITY -- TELEPHONE -- 1.6%
  6,250,000   U.S. West Inc., Conv.,
                Zero coupon due 06/25/2011...........     2,242,187
                                                        -----------
              Total Convertible Bonds and Notes
                (Cost $35,393,964)...................    37,470,481
                                                        -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

                               DECEMBER 31, 1996

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 1)
-----------                                             -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.4%
 $1,000,000   Federal Home Loan Bank,
                7.190% due 04/27/2001................   $ 1,030,790
  1,000,000   Federal National Mortgage Association,
                7.200% due 01/10/2002................     1,000,000
  2,500,000   Tennesse Valley Authority Power,
                5.980% due 04/01/2036................     2,534,375
                                                        -----------
              Total U.S. Government Agency
                Obligations
                (Cost $4,509,540)....................     4,565,165
                                                        -----------
U.S. TREASURY OBLIGATIONS -- 5.5%
U.S. TREASURY NOTES:
  2,000,000   8.500% due 07/15/1997..................     2,032,680
  1,000,000   5.750% due 10/31/1997..................     1,001,750
  4,000,000   5.500% due 02/28/1999..................     3,967,679
    500,000   6.125% due 07/31/2000..................       500,365
                                                        -----------
              Total U.S. Treasury Obligations
                (Cost $7,481,949)....................     7,502,474
                                                        -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 0.8%
              Federal Home Loan Mortgage Corporation:
    500,000   5.500%++ due 01/09/1997................       499,389
    620,000   5.270%++ due 01/14/1997................       618,816
                                                        -----------
              Total U.S. Government Agency Discount
                Notes
                (Cost $1,118,205)....................     1,118,205
                                                        -----------
COMMERCIAL PAPER -- 6.9%
  3,220,000   Abbott Laboratories,
                6.000%++ due 01/07/1997..............     3,216,780
    120,000   Corporate Asset Funding Company, Inc.,
                5.380%++ due 01/17/1997..............       119,713
  4,325,000   Dillard Investment Company, Inc.,
                5.520%++ due 01/10/1997..............     4,319,032
    604,000   Island Finance Puerto Rico, Inc.,
                5.550%++ due 02/07/1997..............       600,555
    375,000   Kellogg Company,
                5.380%++ due 02/07/1997..............       372,926
    825,000   Sweden (Kingdom of),
                5.340%++ due 02/04/1997..............       820,839
                                                        -----------
              Total Commercial Paper
                (Cost $9,449,845)....................     9,449,845
                                                        -----------

 NUMBER OF                          EXPIRATION   STRIKE
 CONTRACTS                             DATE      PRICE
-----------                         ----------   -----
PUT STOCK OPTIONS PURCHASED -- 0.6%
         20    Allegheny Ludlum,
                 Class B..........  01/18/1997   $  20          250
         40    Allegheny Ludlum,
                 Class B..........  01/18/1997      23         1,500
         20    Allegheny Ludlum,
                 Class B..........  04/19/1997      25         5,000
         40    Amerada Hess
                 Corporation......  05/17/1997      60        16,250
         85    AUD Lyons, Class
                 B................  02/22/1997      45        22,844
         16    AUD Lyons, Class
                 B................  02/22/1997      50        11,400
         34    Automatic Data
                 Processing Inc...  02/22/1997      40         1,700
         10    Chubb Capital
                 Corporation,
                 Class B..........  07/19/1997      55         3,562
         40    HFS Inc., Class
                 B................  04/19/1997      60        26,250
         40    HFS Inc., Class
                 B................  04/19/1997      85       101,250
         80    HFS Inc., Class
                 B................  07/19/1997      60        79,000
         40    Home Depot Inc.,
                 Class B..........  05/17/1997      60        40,000
         10    International
                 Business Machines
                 Corporation,
                 Class B..........  04/19/1997   $ 140  $     5,125

 NUMBER OF                          EXPIRATION   STRIKE      VALUE
 CONTRACTS                             DATE      PRICE      (NOTE 1)
-----------                         ----------   -----    ------------
         20    International
                 Business Machines
                 Corporation,
                 Class B..........  07/19/1997     155        27,250
         20    International
                 Business Machines
                 Corporation,
                 Class B..........  07/19/1997     160        32,500
         20    International
                 Business Machines
                 Corporation,
                 Class B..........  07/19/1997     170        46,000
         40    Microsoft
                 Corporation,
                 Class B..........  07/19/1997      85        32,500
         16    Philip Morris
                 Companies,
                 Class B..........  03/22/1997     105         3,600
         20    Philip Morris
                 Companies,
                 Class B..........  03/22/1997     115        10,500
         40    Schering-Plough
                 Corporation......  05/17/1997      75        43,000
         40    Schering-Plough
                 Corporation,
                 Class B..........  05/17/1997      70        26,000
         40    Silicon Graphics,
                 Inc., Class B....  02/22/1997      30        18,750
         15    Texaco Inc., Class
                 B................  04/19/1997      95         4,594
         20    Times Mirror
                 Company, Series
                 B................  03/22/1997      50         4,375
         15    Toys R Us Inc.,
                 Class B..........  01/18/1997      35         7,313
         31    Toys R Us Inc.,
                 Class B..........  03/22/1997      35        15,888
         80    Toys R Us Inc.,
                 Class B..........  06/21/1997      40        80,500
        110    Wal-Mart Stores
                 Inc., Class B....  03/22/1997      28        50,187
         60    Wal-Mart Stores
                 Inc., Class B....  03/22/1997      30        42,750
                                                        ------------
               Total Put Stock Options
                 Purchased (Cost $745,297)....               759,838
                                                        ------------
TOTAL INVESTMENTS (COST $118,404,672*)........    99.5%  135,963,763
OTHER ASSETS AND LIABILITIES (NET)............     0.5       695,768
                                                 -----  ------------
NET ASSETS....................................   100.0% $136,659,531
                                                 =====  ============

----------------------
  *  Aggregate cost for Federal tax purposes was $118,473,718.
 **  Illiquid security (see Note 4).
*** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  +  Non-income producing security.
  ++ Annualized yield at date of purchase (unaudited).

                               GLOSSARY OF TERMS

ADR    -- American
  Depositary
  Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                               DECEMBER 31, 1996

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 1)
-----------                                             -----------
ASSET-BACKED SECURITIES -- 2.5%
$   500,000    Ford Credit Auto Loan Master Trust,
                 Series 1992-1, Class A, 6.875% due
                 01/15/1999..........................   $   500,179
  1,500,000    Standard Credit Card Trust I, Series
                 1992-3, Class A, 5.835%+++ due
                 10/15/1998..........................     1,503,150
                                                        -----------
               Total Asset-Backed Securities (Cost
                 $2,001,174).........................     2,003,329
                                                        -----------
CORPORATE DEBT SECURITIES -- 31.0%
AIRLINES -- 1.8%
  1,330,000    AMR Corporation, 9.500% due
                 05/15/2001..........................     1,459,675
                                                        -----------
CHEMICALS -- 1.3%
  1,000,000    Methanex Corporation, 8.875% due
                 11/15/2001..........................     1,070,000
                                                        -----------
FINANCE -- LEASING -- 2.4%
  2,000,000    Comdisco Inc., 6.375% due
                 11/30/2001..........................     1,970,000
                                                        -----------
FINANCIAL -- 10.8%
               Dean Witter Discover & Company:
  1,035,000    6.750% due 08/15/2000.................     1,044,056
    135,000    6.875% due 03/01/2003.................       136,350
    530,000    First Fidelity Bancorp, 9.625% due
                 08/15/1999..........................       571,075
  1,400,000    Fleet Financial Group Inc., 7.625% due
                 12/01/1999..........................     1,442,000
  1,245,000    Ford Motor Credit Company, 6.250% due
                 11/08/2000..........................     1,232,550
  1,400,000    Great Western Financial Corporation,
                 6.375% due 07/01/2000...............     1,393,000
  1,000,000    Household Finance Company, 7.500% due
                 03/10/1998..........................     1,017,500
    490,000    KFW International Finance Inc., 9.125%
                 due 05/15/2001......................       539,000
  1,320,000    Paine Webber Group Inc., 8.250% due
                 05/01/2002..........................     1,392,600
                                                        -----------
                                                          8,768,131
                                                        -----------
INDUSTRIAL -- 2.6%
  1,110,000    Brunswick Corporation, 8.125% due
                 04/01/1997..........................     1,115,495
  1,000,000    Ingersoll-Rand Company, MTN, 6.540%
                 due 08/24/1998......................     1,008,750
                                                        -----------
                                                          2,124,245
                                                        -----------
PETROLEUM -- 3.0%
    525,000    Burlington Resources, Inc., 7.150% due
                 05/01/1999..........................       535,500
    600,000    Occidental Petroleum Corporation,
                 9.500% due 08/15/1997...............       611,202
  1,250,000    Sun Company Inc., 7.950% due
                 12/15/2001..........................     1,314,063
                                                        -----------
                                                          2,460,765
                                                        -----------
PUBLISHING -- 1.3%
  1,000,000    News America Holdings Inc., 7.500% due
                 03/01/2000..........................     1,021,250
                                                        -----------
RETAIL/APPAREL -- 1.3%
  1,000,000    Limited Inc., 9.125% due 02/01/2001...     1,071,250
                                                        -----------

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 1)
-----------                                             -----------
TELEPHONE -- 2.9%
$ 1,050,000    GTE Corporation, 8.850% due
                 03/01/1998..........................   $ 1,082,813
  1,300,000    Tele-Communications Inc., 7.130% due
                 02/02/1998..........................     1,304,875
                                                        -----------
                                                          2,387,688
                                                        -----------
UTILITY/ELECTRIC -- 3.6%
  1,000,000    Great Lakes Power Inc., 8.900% due
                 12/01/1999..........................     1,060,000
    850,000    Southern California Edison Company,
                 6.500% due 06/01/2001...............       845,750
  1,000,000    Utilicorp United Inc., 6.000% due
                 04/01/1998..........................       996,250
                                                        -----------
                                                          2,902,000
                                                        -----------
               Total Corporate Debt Securities (Cost
                 $25,431,346)........................    25,235,004
                                                        -----------
FOREIGN BONDS -- U.S. DOLLAR DENOMINATED -- 4.0%
GOVERNMENT -- 1.3%
  1,000,000    Republic of Columbia, 8.750% due
                 10/06/1999..........................     1,032,500
                                                        -----------
PAPER AND FOREST PRODUCTS -- 1.3%
  1,060,000    Carter Holt Harvey Ltd., 7.625% due
                 04/15/2002..........................     1,098,425
                                                        -----------
WASTE MANAGEMENT -- 1.4%
               Laidlaw Inc.:
    790,000    8.750% due 01/01/2000.................       829,500
    310,000    7.700% due 08/15/2002.................       322,787
                                                        -----------
                                                          1,152,287
                                                        -----------
               Total Foreign Bonds-U.S. Dollar
                 Denominated (Cost $3,301,543).......     3,283,212
                                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.2%
                                                             FHLMC:
    850,000    6.930% due 09/05/2000.................       848,521
     11,638    Pool #350042, 7.250%+++ due
                 01/01/2017..........................        11,863
    129,679    REMIC, Series #1270, Class F,
                 6.038%+++ due 05/15/1997............       129,698
                                                        -----------
                                                            990,082
                                                        -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 11.5%
FNMA:
  2,000,000    6.300% due 12/03/2001.................     1,974,180
     10,799    Pool #044026, 8.500% due 08/01/2006...        11,241
     13,524    Pool #048832, 10.000% due
                 06/01/2017..........................        14,830
    150,372    Pool #070355, 8.500% due 03/01/2004...       156,528
     11,783    Pool #111311, 8.500% due 12/01/1997...        12,085
     66,449    Pool #122591, 8.500% due 06/01/1998...        68,152
    275,852    Pool #127336, 8.500% due 08/01/2006...       287,145
    481,032    Pool #250487, 6.000% due 02/01/2003...       469,908
    879,502    Pool #250531, 6.000% due 03/01/2003...       859,164
  2,602,337    Pool #303630, 6.000% due 12/01/2002...     2,542,158
    419,120    Pool #335686, 6.000% due 01/01/2003...       409,428

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                               DECEMBER 31, 1996

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 1)
-----------                                             -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- (CONTINUED)
$ 1,190,606    Pool #342408, 6.500% due 04/01/2003...   $ 1,180,188
    502,006    Pool #342647, 6.500% due 05/01/2003...       497,613
    502,380    Pool # 346740, 6.500% due
                 05/01/2003..........................       497,984
    263,476    Pool #347602, 6.500% due 05/01/2003...       261,170
     76,907    Series #1991-121, Class F, 6.019%+++
                 due 09/25/1998......................        76,947
                                                        -----------
                                                          9,318,721
                                                        -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 0.5%
GNMA:
      5,301    Pool #147899, 10.000% due
                 02/15/2016..........................         5,813
     57,584    Pool #155224, 10.000% due
                 03/15/2016..........................        63,144
     10,819    Pool #161670, 9.500% due 09/15/2016...        11,695
     30,151    Pool #284666, 9.500% due 03/15/2020...        32,592
     25,256    Pool #286024, 10.000% due
                 04/15/2020..........................        27,695
    227,686    Pool #308911, 9.500% due 07/15/2021...       246,114
                                                        -----------
                                                            387,053
                                                        -----------
               Total U.S. Government Agency
                 Obligations (Cost $10,643,391)......    10,695,856
                                                        -----------
U.S. TREASURY OBLIGATIONS -- 37.2%
U.S. TREASURY BILL -- 1.0%
    820,000    5.500%++ due 10/16/1997...............       786,362
                                                        -----------
U.S. TREASURY NOTES -- 36.2%
$ 7,870,000    6.250% due 06/30/1998.................     7,924,381
  3,160,000    6.375% due 05/15/1999.................     3,188,977
  2,000,000    7.500% due 10/31/1999.................     2,073,640
 16,000,000    6.625% due 06/30/2001.................    16,263,040
                                                        -----------
                                                         29,450,038
                                                        -----------
               Total U.S. Treasury Obligations (Cost
                 $29,973,092)........................    30,236,400
                                                        -----------

 PRINCIPAL                                                 VALUE
  AMOUNT                                                 (NOTE 1)
-----------                                             -----------
COMMERCIAL PAPER -- 11.3%
  1,391,000    Bell Atlantic Corporation, 5.906%++
                 due 01/07/1997......................   $ 1,389,632
  2,855,000    Disney (Walt) Company, 5.804%++ due
                 01/03/1997..........................     2,854,080
  3,000,000    Goldman Sachs & Company, 7.355%++ due
                 01/02/1997..........................     2,999,387
  2,000,000    Philip Morris Companies Inc., 5.575%++
                 due 01/06/1997......................     1,998,453
                                                        -----------
               Total Commercial Paper (Cost
                 $9,241,552).........................     9,241,552
                                                        -----------
TOTAL INVESTMENTS (COST $80,592,098*)..........   99.2%    80,695,353
OTHER ASSETS AND LIABILITIES (NET).............    0.8        621,823
                                                 -------
                                                 -----
NET ASSETS.....................................  100.0%   $81,317,176
                                                 ============

----------------------
  * Aggregate cost for Federal tax purposes was $80,638,716.
 ++ Annualized yield at date of purchase (unaudited).
+++ Floating rate security. Rate shown is rate in effect at 12/31/96.

                               GLOSSARY OF TERMS

MTN       -- Medium Term Note
REMIC     -- Real Estate Mortgage Investment Conduit

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                              LIQUID ASSET SERIES

                               DECEMBER 31, 1996

 PRINCIPAL                                                 VALUE
   AMOUNT                                                (NOTE 1)
------------                                            -----------
CERTIFICATE OF DEPOSIT -- 5.1% (Cost $2,002,345)
FOREIGN BANK -- 5.1%
  $2,000,000   Societe Generale,
                 5.900% due 05/12/1997...............   $ 2,002,345
                                                        ------------
COMMERCIAL PAPER -- 88.6%
 AUTOMOTIVE -- 9.0%
   1,500,000   Daimler-Benz Aktieng,
                 6.109%++ due 01/08/1997.............     1,498,221
               Ford Motor Company:
   1,000,000   5.480%++ due 01/24/1997...............       996,556
   1,049,000   5.480%++ due 04/01/1997...............     1,035,284
                                                        ------------
                                                          3,530,061
                                                        ------------
 CHEMICALS -- 7.2%
   1,500,000   du Pont (E.I.) de Nemours & Company,
                 5.384%++ due 05/05/1997.............     1,472,875
   1,358,000   Monsanto Company,
                 5.356%++ due 01/14/1997.............     1,355,401
                                                        ------------
                                                          2,828,276
                                                        ------------
 COMMODITIES -- 2.0%
     784,000   PPG Industries Inc.,
                 5.343%++ due 01/13/1997.............       782,615
                                                        ------------
 COMPUTERS -- 4.2%
               International Business Machines
                 Corporation:
     567,000   5.370%++ due 02/20/1997...............       562,842
   1,066,000   5.395%++ due 02/21/1997...............     1,057,996
                                                        ------------
                                                          1,620,838
                                                        ------------
 COSMETICS AND TOILETRIES -- 3.1%
   1,210,000   Procter & Gamble Company,
                 5.376%++ due 01/15/1997.............     1,207,506
                                                        ------------
 ELECTRIC -- 4.0%
   1,570,000   Southern California Edison Company,
                 5.308%++ due 01/06/1997.............     1,568,851
                                                        ------------
 ELECTRONICS -- 3.4%
   1,333,000   Motorola Credit,
                 5.860%++ due 01/07/1997.............     1,331,700
                                                        ------------
 FINANCIAL SERVICES -- 16.9%
   1,073,000   CS First Boston,
                 5.373%++ due 01/28/1997.............     1,068,719
   1,608,000   Dean Witter, Discover & Company,
                 5.360%++ due 01/23/1997.............     1,602,782
     120,000   Eksport Finance,
                 5.790%++ due 02/18/1997.............       119,096
   1,344,000   Toyota Motor Credit Corporation,
                 5.347%++ due 01/02/1997.............     1,343,803
   1,500,000   Transamerica Finance,
                 5.498%++ due 02/18/1997.............     1,489,300
     970,000   Weyerhauser Mortgage Company,
                 5.48%++ due 01/22/1997..............       966,916
                                                        ------------
                                                          6,590,616
                                                        ------------
 FOREIGN BANKS -- 0.9%
     337,000   Toronto Dominion,
                 5.396%++ due 05/02/1997.............       330,997
                                                        ------------
 FOREIGN GOVERNMENT -- 4.7%
               Sweden (Kingdom of):
     326,000   5.6700%++ due 01/29/1997..............       324,593
   1,500,000   5.366%++ due 01/17/1997...............     1,496,467
                                                        ------------
                                                          1,821,060
                                                        ------------

 PRINCIPAL                                                 VALUE
   AMOUNT                                                (NOTE 1)
------------                                            -----------
 MEDICAL -- 4.8%
  $1,900,000   Schering Corporation,
                 5.470%++ due 02/11/1997.............   $ 1,888,467
                                                        ------------
 MOTORCYCLE -- 4.9%
1,924,000...   Harley-Davidson,
                 5.468%++ due 02/05/1997.............     1,913,862
                                                        ------------
 MULTIMEDIA -- 2.9%
   1,147,000   Disney (Walt) Company,
                 5.397%++ due 02/19/1997.............     1,138,760
                                                        ------------
 OFFICE EQUIPMENT -- 2.5%
     966,000   Xerox Corporation,
                 5.809%++ due 01/09/1997.............       964,755
                                                        ------------
 SECURITIES BROKERAGE -- 8.4%
               Goldman, Sachs & Company:
     800,000   5.401%++ due 02/07/1997...............       795,601
   1,080,000   5.406%++ due 06/05/1997...............     1,055,541
               Merrill Lynch, Pierce, Fenner & Smith
                 Inc.:
     594,000   5.430%++ due 01/13/1997...............       592,935
     870,000   5.463%++ due 06/30/1997...............       847,032
                                                        ------------
                                                          3,291,109
                                                        ------------
 TELECOMMUNICATIONS -- 3.1%
   1,218,000   AT&T Corporation,
                 5.566%++ due 01/03/1997.............     1,217,624
                                                        ------------
 UTILITY -- TELEPHONE -- 6.6%
   1,621,000   Ameritech Corporation,
                 5.400%++ due 03/31/1997.............     1,599,841
   1,000,000   BellSouth Corporation,
                 5.374%++ due 02/04/1997.............       995,013
                                                        ------------
                                                          2,594,854
                                                        ------------
               Total Commercial Paper
                 (Cost $34,621,951)..................    34,621,951
                                                        ------------
CORPORATE NOTE -- 3.8% (Cost $1,500,000)
 FINANCIAL SERVICES -- 3.8%
   1,500,000   American Express Centurion Bank Note,
                 5.575%+ due 05/16/1997..............     1,500,000
                                                        ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 2.1%
               Federal Home Loan Bank,
     535,000   5.380%++ due 02/10/1997...............       531,879
     280,000   5.540%++ due 05/12/1997...............       274,518
                                                        ------------
               Total U.S. Government Agency Discount
                 Notes
                 (Cost $806,397).....................       806,397
                                                        ------------

TOTAL INVESTMENTS (COST $38,930,693*).........   99.6%     38,930,693
OTHER ASSETS AND LIABILITIES (NET)............    0.4         165,020
                                                -----    ------------
NET ASSETS....................................  100.0%   $ 39,095,713
                                                =====    ============

----------------------
  * Aggregate cost for Federal tax purposes.
  + Floating rate note. Rate shown is rate in effect at 12/31/96.
 ++ Annualized yield at date of purchase (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Notes to Financial Statements

                                 THE GCG TRUST

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust, (the "Trust") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 1996 the Trust had sixteen operational portfolios (the "Series"): Small Cap Series ("SC"), All-Growth Series ("AG"), Capital Appreciation Series ("CA"), Value Equity Series ("VE"), Rising Dividends Series ("RD"), Strategic Equity Series ("SE"), Managed Global Series ("MG"), Emerging Markets Series ("EM"), Natural Resources Series ("NR"), Real Estate Series ("RE"), Market Manager Series ("MM"), Multiple Allocation Series ("MA"), Fully Managed Series ("FM"), Limited Maturity Bond Series ("LMB"), Liquid Asset Series ("LA") and The Fund For Life Series. All of the Series are diversified except for MG and MM which are non-diversified Series. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), an indirect subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). The Trust is also an investment medium for contracts offered by the Mutual Benefit Life Insurance Company in Rehabilitation, by the Security Equity Life Insurance Company and by The Hartford Life Insurance Companies.

All of the Series commenced operations on January 24, 1989, except for CA which commenced operations on May 4, 1992, MG which commenced operations on October 21, 1992, RD and EM which commenced operations on October 4, 1993, MM which commenced operations on November 14, 1994, VE which commenced operations on January 3, 1995, SE which commenced operations on October 2, 1995 and SC which commenced operations on January 3, 1996.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(A) VALUATION: Domestic and foreign portfolio securities including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by LA), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates fair value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of LA are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. MM invests in purchased options on security indexes in accordance with its long term investment objectives to obtain equity market performance. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on securities. The option activity for VE for the year ended December 31, 1996 was as follows:

                                                                                       NUMBER OF
                                                                                       CONTRACTS     PREMIUMS
                                                                                       ---------     --------
    Options outstanding at December 31, 1995.......................................      --            --
    Options written during the period..............................................       450        $78,197
                                                                                          ---        -------
    Options outstanding at December 31, 1996.......................................       450        $78,197
                                                                                          ===        =======

FUTURES CONTRACTS: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 1996, all futures transactions were conducted on U.S. exchanges. Contracts open, if any, at December 31, 1996 are included in the portfolio of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts.

FORWARD FOREIGN EXCHANGE CONTRACTS: Certain of the Series may enter into forward foreign exchange contracts. A Series will engage in forward foreign exchange currency transactions to protect itself against fluctuations in currency exchange rates. Forward foreign exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at December 31, 1996 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign exchange contracts.

SECURITIES SOLD SHORT: AG is engaged in selling securities short, which obligates the Series to replace a security borrowed by purchasing the same security at the current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) FEDERAL INCOME TAXES: Each Series is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series has complied and intends to continue to comply with provisions of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all or substantially all Federal income taxes.

(F) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of LA is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that LMB may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole. Differences incurred during the year ended December 31, 1996 for AG, VE, SE, MG, EM, NR, RE, MA, FM and LM resulting from permanent differences in book and tax accounting for paydowns from mortgage pools and foreign currency transactions have been reclassified at year end to undistributed net investment income, accumulated realized gains and paid-in capital.

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Directed Services, Inc. (the "Manager"), a wholly owned subsidiary of Equitable of Iowa, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"), for which the Manager is compensated under a different arrangement. Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED) or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the
Series:

     SERIES                                                FEE (based on combined assets of the
                                                           indicated groups of Series)
     Small Cap Series, All-Growth Series, Capital          1.0% on the first $750 million in combined
     Appreciation Series, Value Equity Series, Rising      assets
     Dividends Series, Strategic Equity Series, Natural    of these Series;
     Resources Series, Real Estate Series, Multiple        0.95% on the next $1.250 billion;
     Allocation Series and Fully Managed Series            0.90% on the next $1.5 billion; and
                                                           0.85% on the amount over $3.5 billion

     Limited Maturity Bond Series and                      0.60% on the first $200 million in combined
     Liquid Asset Series                                   assets
                                                           of these Series;
                                                           0.55% on the next $300 million; and
                                                           0.50% on the amount over $500 million

     Emerging Markets Series                               1.50%

     Market Manager Series                                 1.00%

     Managed Global Series                                 1.25% on the first $500 million in combined
                                                           assets
                                                           and 1.05% on the amount over $500 million

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows:

     SERIES                                                PORTFOLIO MANAGER
     Small Cap Series                                      Fred Alger Management, Inc.
     All-Growth Series                                     Warburg, Pincus Counsellors, Inc.
     Capital Appreciation Series                           Chancellor LGT Asset Management, Inc.
     Value Equity Series                                   Eagle Asset Management, Inc.
     Rising Dividends Series                               Kayne, Anderson Investment Management, L.P.
     Strategic Equity Series                               Zweig Advisors Inc.
     Managed Global Series                                 Warburg, Pincus Counsellors, Inc.
     Emerging Markets Series                               Bankers Trust Company
     Natural Resources Series                              Van Eck Associates Corporation
     Real Estate Series                                    E.I.I. Realty Securities, Inc.
     Market Manager Series                                 Bankers Trust Company
     Multiple Allocation Series                            Zweig Advisors Inc.
     Fully Managed Series                                  T. Rowe Price Associates, Inc.
     Limited Maturity Bond Series                          Equitable Investment Services, Inc.
     Liquid Asset Series                                   Equitable Investment Services, Inc.

During the year ended December 31, 1996, SC, CA, VE, SE, MG, EM, NR, MA and FM, in the ordinary course of business, paid commissions of $33,058, $1,920, $2,550, $435, $3,041, $66,244, $150, $42,834 and $150, respectively, to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

Prior to August 13, 1996, the Trust and the Manager employed different Portfolio Managers for LMB and LA.

The custodian for the Trust is Bankers Trust Company. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American and Equitable of Iowa Companies.

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 1996 were as follows:

                                                                                PURCHASES          SALES
                                                                               ------------     ------------
    Small Cap Series.......................................................    $ 49,263,808     $ 17,934,986
    All-Growth Series......................................................      94,538,987       92,417,729
    Capital Appreciation Series............................................      82,614,843       81,919,095
    Value Equity Series....................................................      51,195,503       43,687,340
    Rising Dividends Series................................................      42,914,356       14,135,667
    Strategic Equity Series................................................      32,764,641       20,090,362
    Managed Global Series..................................................     111,731,733      109,307,445
    Emerging Markets Series................................................      68,260,750       65,113,581
    Natural Resources Series...............................................      36,205,195       32,804,669
    Real Estate Series.....................................................      13,672,944       11,038,280
    Market Manager Series..................................................              --          700,243
    Multiple Allocation Series.............................................     121,441,050      167,618,278
    Fully Managed Series...................................................      60,877,281       47,452,192
    Limited Maturity Bond Series...........................................      17,881,109        8,035,342

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government Securities, excluding short-term investments, for the year ended December 31, 1996 were as follows:

                                                                                PURCHASES          SALES
                                                                               ------------     ------------
    Multiple Allocation Series.............................................    $225,532,273     $263,008,513
    Fully Managed Series...................................................       4,469,219               --
    Limited Maturity Bond Series...........................................     160,875,417      168,428,102

At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                     TAX BASIS      TAX BASIS        NET TAX
                                                                       GROSS          GROSS           BASIS
                                                                    UNREALIZED      UNREALIZED     UNREALIZED
                                                                    APPRECIATION    DEPRECIATION   APPRECIATION
                                                                    -----------     ----------     -----------
    Small Cap Series............................................    $ 4,142,926     $1,687,224     $ 2,455,702
    All-Growth Series...........................................     12,860,987      1,549,162      11,311,825
    Capital Appreciation Series.................................     30,246,544        945,539      29,301,005
    Value Equity Series.........................................      4,194,955        231,213       3,963,742
    Rising Dividends Series.....................................     32,965,507        245,726      32,719,781
    Strategic Equity Series.....................................      2,597,560        375,796       2,221,764
    Managed Global Series.......................................      7,531,660      3,441,607       4,090,053
    Emerging Markets Series.....................................      6,192,980      5,750,439         442,541
    Natural Resources Series....................................      9,434,894      1,095,017       8,339,877
    Real Estate Series..........................................     12,099,002            652      12,098,350
    Market Manager Series.......................................      1,544,758             --       1,544,758
    Multiple Allocation Series..................................     15,939,210      1,419,025      14,520,185
    Fully Managed Series........................................     19,690,804      2,200,759      17,490,045
    Limited Maturity Bond Series................................        364,059        307,422          56,637

4. RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and Section 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST

4. RESTRICTED AND ILLIQUID SECURITIES--(CONTINUED)
Board of Trustees as reflecting fair value which includes obtaining quotes from independent sources if available. The dates of acquisition and costs of restricted and illiquid securities held at December 31, 1996 are as follows:

FULLY MANAGED SERIES:

                                                                                                  ACQUISITION
                                     SECURITY                                         COST           DATE
    ---------------------------------------------------------------------------    ----------     -----------
    Homestake Mining Company, Conv. Bond, 144A,
      5.500% due 6/23/2000.....................................................    $1,700,092      02/16/1995
    Kemper Corporation, Series E, Conv. Prfd. Stock, 144A......................     2,144,734      02/06/1995
    Turner Broadcasting Systems Inc., Conv. Bond, 144A,
      Zero coupon due 02/13/2007...............................................     1,967,185      10/04/1995

Total restricted and/or illiquid securities (fair value of $5,874,250) represented 4.3% of net assets of FM at December 31, 1996.

On December 31, 1996, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

5. CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series indicated below have capital loss carryforwards as of December 31, 1996 which are available to offset future capital gains, if any:

                                                 LOSSES DEFERRED     LOSSES DEFERRED     LOSSES DEFERRED     LOSSES DEFERRED
                       FUND                      EXPIRING IN 2001    EXPIRING IN 2002    EXPIRING IN 2003    EXPIRING IN 2004
    ------------------------------------------   ----------------    ----------------    ----------------    ----------------
    Small Cap Series..........................       --                  --                    --               $1,707,414
    All Growth Series.........................       --                  --                    --                5,621,357
    Emerging Markets Series...................       --                  --                $ 12,283,094           --
    Limited Maturity Bond Series..............       --                  --                    --                  385,953
    Liquid Asset Series.......................         $172                $ 15                --                    1,432

6. REORGANIZATION

On August 13, 1996, under the terms of a stock purchase agreement, Equitable of Iowa Companies acquired all of the interest in BT Variable, Inc. from Whitewood Properties Corp., a subsidiary of Bankers Trust Company and changed the name to EIC Variable, Inc. ("EICV"). Directed Services, Inc. (DSI) and Golden American are wholly owned subsidiaries of EICV.

In addition, at a special meeting held on August 8, 1996, the contractholders of the Managed Global Account of Separate Account D of Golden American Life Insurance Company (the "Account") approved a reorganization from a separate account of Golden American registered as a management investment company to a newly created division (the "Division") of an existing separate account of Golden American which is registered as a unit investment trust. On the date of the reorganization, September 3, 1996, the Account transferred all of its assets to the Division. The Division simultaneously exchanged all of these assets for shares of the Managed Global Series of The GCG Trust, a newly created series of The GCG Trust which was determined to be a taxable transaction. The operations and history of the Managed Global Account were carried forward to the Managed Global Series. The investment objective, policies, and restrictions of the Account prior to the reorganization were identical to the investment objective, policies, and restrictions of the Managed Global Series. The Managed Global Series continues to be managed by DSI. Also approved at the special meeting was a new Management Agreement with DSI effective upon the reorganization which, among other things, provided for a "unified" fee arrangement.

Pursuant to the reorganization as an open-end management investment company registered under the Investment Company Act of 1940, the Managed Global Series must comply with the provisions of the Internal Revenue Code available to regulated investment companies. These provisions require the Managed Global Series to distribute its taxable income to shareholders sufficient to relieve it from Federal income taxes. However, since the predecessor entity was not subject to these provisions, all accumulated gains/losses and net investment income not distributed to shareholders prior to reorganization, September 3, 1996, have been appropriately reclassed to Paid-in-Capital at December 31, 1996.

7. BOARD ACTIONS

On January 23, 1997 at a special meeting, the Board of Trustees (the "Board") approved a change in name of the Natural Resources Series to the Hard Assets Series (the "Series"). The Board also approved a change in investment policies to permit the Series to invest up to 25% of the assets in real estate investment trusts in addition to its existing investment policies and restrictions.

--------------------------------------------------------------------------------
   Notes to Financial Statements -- (Continued)

                                 THE GCG TRUST

7. BOARD ACTIONS--(CONTINUED)

Additionally, the Board also approved changes to the portfolio management responsibilities for the individual series' noted below, with the respective effective dates, as follows:

On February 3, 1997, Pilgrim Baxter & Associates, Ltd. assumed portfolio management of the All-Growth Series.

On March 3, 1997, Putnam Investment Management, Inc. will assume portfolio management for the Managed Global Series and Emerging Markets Series.

On March 3, 1997, Equitable Investment Services Inc. will assume portfolio management of the Market Manager Series.

                                 THE GCG TRUST

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

At a Special Meeting of Shareholders of the Trust held on July 29, 1996, the following actions were taken:

(1) The new management agreement between the Trust and DSI to become effective upon the acquisition of BT Variable, Inc., DSI's corporate parent, by Equitable of Iowa Companies was approved by the shareholders of the Trust as follows:

                                                                             AGAINST OR
                                                                  FOR         WITHHELD     ABSTAINED      TOTAL
                                                               ----------    ----------    ---------    ----------
    Small Cap Series........................................    1,705,090       17,702        20,987     1,743,779
    All-Growth Series.......................................    6,385,125       78,198       320,660     6,783,983
    Capital Appreciation Series.............................    8,734,966       69,184       295,644     9,099,794
    Value Equity Series.....................................    2,779,988       21,672        74,021     2,875,681
    Strategic Equity Series.................................    1,738,204       19,748        57,878     1,815,830
    Rising Dividends Series.................................    6,391,453       39,852       262,787     6,694,092
    Emerging Markets Series.................................    3,961,589       57,335       137,365     4,156,289
    Natural Resources Series................................    1,921,092       38,446        74,304     2,033,842
    Real Estate Series......................................    2,495,289       34,834       125,949     2,656,072
    Market Manager Series...................................      494,701            0             0       494,701
    Multiple Allocation Series..............................   21,822,089      252,107       953,574    23,027,770
    Fully Managed Series....................................    8,270,913      122,493       296,893     8,690,299
    Limited Maturity Bond Series............................    5,145,896       58,270       215,682     5,419,848
    Liquid Asset Series.....................................   39,427,094      805,588     2,022,068    42,254,750

(2) The new portfolio management agreement between the Trust, DSI and each Series' corresponding Portfolio Manager to become effective upon the acquisition of BT Variable, Inc., DSI's corporate parent, by Equitable of Iowa Companies was approved by the shareholders of the Trust as follows:

                                                                             AGAINST OR
                                                                  FOR         WITHHELD     ABSTAINED      TOTAL
                                                               ----------    ----------    ---------    ----------
    Small Cap Series........................................    1,700,773       17,175        25,831     1,743,779
    All-Growth Series.......................................    6,433,142       76,903       273,938     6,783,983
    Capital Appreciation Series.............................    8,648,277       69,172       382,345     9,099,794
    Value Equity Series.....................................    2,781,528       26,872        67,281     2,875,681
    Strategic Equity Series.................................    1,719,817       29,781        66,232     1,815,830
    Rising Dividends Series.................................    6,352,542       47,512       294,038     6,694,092
    Emerging Markets Series.................................    3,988,696       44,938       122,655     4,156,289
    Natural Resources Series................................    1,910,785       45,058        77,999     2,033,842
    Real Estate Series......................................    2,460,775       37,503       157,794     2,656,072
    Market Manager Series...................................      478,040            0        16,661       494,701
    Multiple Allocation Series..............................   21,605,726      349,963     1,072,081    23,027,770
    Fully Managed Series....................................    8,164,576      112,888       412,835     8,690,299
    Limited Maturity Bond Series............................    5,142,354       59,814       217,680     5,419,848
    Liquid Asset Series.....................................   39,620,799      974,171     1,659,780    42,254,750

(3) Managed Global

At a Special Meeting of Contractowners of the Managed Global Account of Separate Account D of Golden American Life Insurance Company (the "Account") held on August 8, 1996, the following actions were taken:

(a) The new management agreement between the Account and DSI providing certain fee and expense payment arrangements was approved by the Contractholders of the Account as follows:

                  AGAINST OR
   FOR             WITHHELD          ABSTAINED           TOTAL
---------         ----------         ---------         ---------
39,416,985          581,474          2,266,409         42,264,868

(b) The amended portfolio management agreement among the Account, DSI, and Warburg, Pincus Counsellors, Inc. ("Warburg"), providing for DSI to pay Warburg's fees was approved by the Contractholders of the Account as follows:

                  AGAINST OR
   FOR             WITHHELD          ABSTAINED           TOTAL
---------         ----------         ---------         ---------
39,343,110          602,210          2,319,548         42,264,868

                                 THE GCG TRUST

(c) The new management agreement between the Account and DSI to become effective upon the acquisition of BT Variable, Inc. DSI's corporate parent, by Equitable of Iowa Companies was approved by the Contractholders of the Account as follows:

                  AGAINST OR
   FOR             WITHHELD          ABSTAINED           TOTAL
---------         ----------         ---------         ---------
39,289,327          598,015          2,377,526         42,264,868

(d) The new portfolio management agreement among the Account, DSI and Warburg to become effective upon acquisition of BT Variable, Inc., DSI's corporate parent, by Equitable of Iowa Companies was approved by the Contractholders of the Account as follows:

                  AGAINST OR
   FOR             WITHHELD          ABSTAINED           TOTAL
---------         ----------         ---------         ---------
39,306,935          602,635          2,355,298         42,264,868

(e) The reorganization of the Account from a separate account of Golden American registered as a management investment company to a separate division of Golden American registered as a unit investment trust that invests in a separate mutual fund was approved by the Contractholders of the Account as follows:

                  AGAINST OR
   FOR             WITHHELD          ABSTAINED           TOTAL
---------         ----------         ---------         ---------
39,132,141          639,307          2,493,420         42,264,868

At a Special Meeting of Shareholders of the Capital Appreciation Series held on October 29, 1996, the following action was taken:

The new portfolio management agreement between the Trust, DSI and Chancellor LGT Asset Management, Inc. to become effective upon the acquisition of Chancellor Capital Management, Inc. and its subsidiaries, including Chancellor Trust Company, by Liechtenstein Global Trust, A.G. was approved by the shareholders of the Capital Appreciation Series as follows:

                  AGAINST OR
   FOR             WITHHELD          ABSTAINED           TOTAL
---------         ----------         ---------         ---------
8,631,664           117,127            423,103         9,171,894

--------------------------------------------------------------------------------
   Tax Information -- (Unaudited)

                                 THE GCG TRUST

FISCAL YEAR ENDED DECEMBER 31, 1996

The amounts of long-term capital gains paid for the fiscal year ended December 31, 1996, were as follows:

All Growth Series...................................  $  257,634
Capital Appreciation Series.........................   7,589,015
Value Equity Series.................................     264,728
Rising Dividends Series.............................     838,560
Natural Resources Series............................   3,007,256
Real Estate Series..................................     815,706
Market Manager Series...............................     271,993
Multiple Allocation Series..........................   6,282,628
Fully Managed Series................................   5,230,474

                                                                       -----------------------------
                                                                           ---------------------
GOLDEN AMERICAN LIFE INSURANCE COMPANY                                           BULK RATE
1001 JEFFERSON STREET                                                          U.S. POSTAGE
WILMINGTON, DE 19801                                                               PAID
                                                                              PERMIT NO. 3361
                                                                              DES MOINES, IA
                                                                           ---------------------
                                                                       ----